As filed with the Securities and Exchange Commission on March 5, 2010

1933 Act No.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

ABERDEEN FUNDS

(Exact Name of Registrant as Specified in Charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of Principal Executive Offices) (Zip Code)

(215) 405-2055

(Registrant’s Telephone Number, including Area Code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and Address of Agent for Service of Process)

With Copies to:

Rose F. DiMartino, Esquire

Willkie Farr & Gallagher LLP

787 Seventh Street

New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practical after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered:  Shares of Beneficial Interest, no par value.

It is proposed that this filing will become effective on April 5, 2010, pursuant to Rule 488.

An indefinite amount of Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

International Stock Fund

Small Cap Fund

High Grade Core Fixed Income Fund

3435 Stelzer Road

Columbus, Ohio 43219

IMPORTANT SHAREHOLDER INFORMATION

Enclosed is a notice, combined proxy statement/prospectus the (“Proxy Statement/Prospectus”), and proxy card(s)/voting instruction form(s) for a Special Meeting of Shareholders (the “Meeting”) relating to New Asia Growth Fund, International Stock Fund, Small Cap Fund and High Grade Core Fixed Income Fund, each a series of Pacific Capital Funds (the “Pacific Capital Trust”), a Massachusetts business trust (each series an “Acquired Fund,” and collectively the “Acquired Funds”).  The Meeting is scheduled for [      ], at the offices of [              ].  At the Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization dated as of March [    ], 2010 (the “Reorganization Agreement”) by and among the Pacific Capital Trust, on behalf of the Acquired Funds, and Aberdeen Funds, a Delaware statutory trust (the “Aberdeen Trust”), on behalf of its series Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Small Cap Fund, and Aberdeen Core Income Fund (each a “Surviving Fund,” and collectively the “Surviving Funds”), which contemplates the reorganization of each Acquired Fund into its corresponding Surviving Fund.

Background

Since the inception of the Pacific Capital Trust, most of its assets have been held by accounts managed by Bank of Hawaii (“BOH”), a Hawaii corporation, on behalf of its customers and clients for which it acts as trustee, agent or custodian. BOH has decided, as part of a long-term business strategy, to further transition its wealth management activities to an “open architecture” investment process that will provide a wider range of investment options to its clients than is currently the case. As a result of this change, the Asset Management Group of BOH (“AMG”), the adviser to the Acquired Funds, believes that a substantial portion of the assets of the Acquired Funds and the other portfolios of the Pacific Capital Trust are likely to migrate to other investment products, and that it would be in the best interests of the Pacific Capital Trust’s shareholders to close the Trust.

After exploration of various alternatives for the future of the Acquired Funds and the other portfolios of the Pacific Capital Trust, AMG recommended and the Pacific Capital Trust’s Board of Trustees (the “Pacific Capital Trust Board”) unanimously approved the Reorganization Agreement with the Aberdeen Trust with respect to the Acquired Funds.  The Reorganization Agreement provides that each Acquired Fund will transfer all of its assets and liabilities to its corresponding Surviving Fund in exchange for shares of certain classes of the Surviving Funds and those shares will be transferred to the shareholders of the corresponding classes of the

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corresponding Acquired Fund in complete liquidation of the Acquired Fund (each a “Reorganization”) as follows:

Acquired Funds	Surviving Funds

New Asia Growth Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
International Stock Fund	Aberdeen International Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
Small Cap Fund	Aberdeen Small Cap Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class
High Grade Core Fixed Income Fund	Aberdeen Core Income Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class

In considering these matters you should note:

Similarities and Differences in Investment Objectives and Investment Policies

Each Surviving Fund has an investment objective that is identical to its corresponding Acquired Fund, except for the Aberdeen Core Income Fund and the corresponding High Grade Core Fixed Income Fund.  The Aberdeen Core Income Fund seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation while the High Grade Core Fixed Income Fund only seeks current income.  The investment policies of each Surviving Fund and its corresponding Acquired Fund have similarities and differences as discussed in detail in the Proxy Statement/Prospectus.

Same Value of Shares and Tax-Free Transaction

The Surviving Fund shares you receive in the Reorganization of an Acquired Fund will have the same total dollar value as the total dollar value of the Acquired Fund shares that you held immediately prior to the Reorganization.  Acquired Fund shares will be exchanged for Surviving Fund shares in a manner intended to be tax free under federal tax laws (although there

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can be no assurances that the Internal Revenue Service will deem the exchanges to be tax free), and no front-end or contingent deferred sales load will be charged as a result of the Reorganization.

Same Level of Service and Lower Expenses

The Reorganization of an Acquired Fund is not expected to result in a change in the level or quality of services that Acquired Fund shareholders currently receive.  The expense ratio paid by an Acquired Fund’s shareholders as shareholders of the corresponding Surviving Fund is expected to be substantially lower than the net expense ratio of the corresponding class of the corresponding Acquired Fund in effect at the time of the Reorganization.  In addition, Aberdeen Asset Management Inc. (“AAMI”) currently has in place written agreements that limit the net expense ratio of each class of each Surviving Fund for certain periods of time.  The Acquired Funds and their shareholders will not bear any costs arising in connection with the transactions contemplated by the Reorganization Agreement as BOH and AAMI have agreed to allocate such costs between themselves.

Details of the proposed Reorganizations are included in the attached Proxy Statement/Prospectus.  Please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the Surviving Funds.

Recommendation of the Pacific Capital Trust Board of Trustees

At a meeting held on February 18, 2010, the Pacific Capital Trust Board considered and unanimously approved the Reorganization Agreement and recommended that shareholders of the Acquired Funds approve the Reorganization Agreement.  The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Pacific Capital Trust Board’s right to terminate the Reorganization Agreement with respect to an Acquired Fund if it determines that proceeding with the Reorganization is inadvisable for such Acquired Fund.  The Reorganizations are presented together in the Proxy Statement/Prospectus for convenience only.  The Reorganization of each Acquired Fund into a corresponding Surviving Fund will be voted on separately by its shareholders.

If the shareholders do not approve the Reorganization of one or more of the Acquired Funds, this could affect the completion of the Reorganization with respect to the other Acquired Funds.  Completion of the sale of certain assets by BOH to AAMI and each of the Reorganizations is conditioned on the approval of the Reorganizations of all Acquired Funds by their respective shareholders.  However, if the Reorganization of the Small Cap Fund into the Aberdeen Small Cap Fund (the “Small Cap Reorganization”) is not approved by the Small Cap Fund’s shareholders on or before July 16, 2010, but each of the other Reorganizations is approved by that date, then the other approved Reorganizations will be completed by July 20, 2010 and the Small Cap Reorganization will not be completed absent further action by the Pacific Capital Trust Board and the Aberdeen Trust’s Board of Trustees and by the Small Cap Fund’s shareholders.

The Pacific Capital Trust Board believes that the proposed Reorganization of each Acquired Fund is in the best interests of shareholders of the Acquired Fund.  The Pacific Capital Trust Board unanimously recommends that you vote FOR the proposed Reorganizations.  Whether or not you plan to attend the Meeting, please take a few minutes to

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read the enclosed materials and cast your vote promptly.  To cast your vote, simply complete the proxy card(s)/voting instruction form(s) enclosed in this package.  Be sure to sign and date the card(s) before mailing them in the postage-paid envelope.  You also may vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s)/voting instruction form(s) and follow the recorded or online instructions.  Your vote is extremely important, no matter how large or small your holdings may be.  It is important that your vote be received by the date of the Meeting.

You may revoke your proxy at any time before it is voted by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call [      ], the Acquired Funds’ proxy agent, toll-free at [        ].  You may also receive a telephone call from one of [          ] proxy solicitation agents asking you to vote your shares.  Thank you for your participation in this important initiative.

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to authorize your proxy by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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PACIFIC CAPITAL FUNDS

New Asia Growth Fund

International Stock Fund

Small Cap Fund

High Grade Core Fixed Income Fund

3435 Stelzer Road

Columbus, Ohio 43219

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on [        ], 2010

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of New Asia Growth Fund, International Stock Fund, Small Cap Fund and High Grade Core Fixed Income Fund, each a series of Pacific Capital Funds (the “Pacific Capital Trust”), a Massachusetts business trust (each series, an “Acquired Fund ,” and collectively, the “Acquired Funds”) is scheduled for [      ], at the offices of [              ] for the purpose of considering and voting upon the following proposal (the “Proposal”):

•                  To approve an Agreement and Plan of Reorganization by and among the Pacific Capital Trust, on behalf of the Acquired Funds, and Aberdeen Funds, a Delaware statutory trust (the “Aberdeen Trust”), on behalf of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Small Cap Fund and Aberdeen Core Income Fund (each, a “Surviving Fund,” and collectively, the “Surviving Funds”), Aberdeen Asset Management Inc. (“AAMI”), a Delaware corporation, and Bank of Hawaii, a Hawaii corporation, which provides for and contemplates:  (1) the transfer of all of the assets and identified liabilities of each Acquired Fund to a corresponding Surviving Fund in exchange for shares of designated classes of the corresponding Surviving Fund; (2) the pro rata distribution of the shares of the designated classes of the corresponding Surviving Fund to shareholders of the corresponding classes of each Acquired Fund; and (3) the subsequent liquidation of the Acquired Funds as series of the Pacific Capital Trust.

The proposal is described in the attached combined proxy statement/prospectus (the “Proxy Statement/Prospectus”).  The Pacific Capital Trust’s Board of Trustees unanimously recommends that you vote in favor of the Proposal.

The enclosed materials provide additional information about the Proposal.  Shareholders of record of each Acquired Fund as of the close of business on [        ], 2010 (“Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  Whether or not you plan to attend the Meeting in person, please vote your shares.  The notice and related proxy materials are being mailed to shareholders on or about March [      ], 2010.

The enclosed Questions and Answers attachment is provided to assist you in understanding the Proposal.

If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Meeting (1) all shareholders of record of the Acquired Funds on the Record Date, (2) persons holding proof of beneficial ownership of shares of the Acquired Funds at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies with respect to shares of the Acquired Funds, and (4) such other persons that we, in our sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please contact us at [                  ].

By order of the Pacific Capital Trust’s Board of Trustees on behalf of each Acquired Fund,

[          ]

Pacific Capital Funds, on behalf of

New Asia Growth Fund,

International Stock Fund,

Small Cap Fund and

High Grade Core Fixed Income Fund

Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting.  Accordingly, please date, sign and return the appropriate enclosed proxy card(s) promptly or authorize your proxy by telephone or through the Internet.  No postage is required if mailed in the United States.  It is important that you vote your shares promptly in order to avoid the additional expense of further solicitation.

[          ], 2010

[Columbus, Ohio]

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES OF A FUND YOU OWN.

PLEASE FILL OUT AND RETURN EACH PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THIS SPECIAL MEETING IN PERSON.  ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

It is important that you vote even if you sold your shares after the [        ], 2010 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided.  If you sign, date and return the enclosed proxy card(s) but give no voting instructions, your shares will be voted “FOR” the Proposal described in the Combined Proxy Statement/Prospectus.  If you own shares of more than one Acquired Fund and you are voting all your shares the same way, you may submit the enclosed combined proxy card; otherwise, you must submit a separate enclosed proxy card for each Acquired Fund in which you own shares.

As an alternative to using the enclosed proxy card(s) to vote, you may authorize your proxy via the Internet, by telephone, or in person.  To authorize your proxy via the Internet, please access the website listed on the enclosed proxy card(s).  To authorize your proxy by telephone, please call the toll-free number listed on the enclosed proxy card(s).  Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone.  To vote in this manner, you will need the “control” number(s) that appear on your enclosed proxy card(s).  However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees may be voted only in person or by written proxy.  If we do not receive your completed enclosed proxy card(s) by [        ], 2010, you may be contacted by our proxy solicitor.

Unless the enclosed proxy cards submitted by corporations and partnerships are signed by the appropriate persons indicated in the voting instructions on the enclosed proxy cards, they will not be voted.

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QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

The following questions and answers provide an overview of the proposal to reorganize New Asia Growth Fund, International Stock Fund, Small Cap Fund and High Grade Core Fixed Income Fund (each such fund, an “Acquired Fund,” and collectively, the “Acquired Funds”), each a series of Pacific Capital Funds (the “Pacific Capital Trust”), into corresponding funds offered by Aberdeen Funds (the “Aberdeen Trust” and each such fund a “Surviving Fund”) (the “Proposal”).  While we strongly encourage you to read the full text of the enclosed combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), we are also providing you with a brief overview of the subject of the shareholder vote.  Your vote is important.

Q.                                   What are shareholders of the Acquired Funds being asked to vote upon?

A.                                    The Acquired Fund shareholders are being asked to consider and approve a proposal to reorganize each Acquired Fund into a corresponding Surviving Fund.

Q.                                   What is happening?

A.            Since the inception of the Pacific Capital Trust, most of its assets have been held by accounts managed by Bank of Hawaii (“BOH”), a Hawaii corporation, on behalf of its customers and clients for which it acts as trustee, agent or custodian. BOH has decided, as part of a long-term business strategy, to further transition its wealth management activities to an “open architecture” investment process that will provide a wider range of investment options to its clients than is currently the case. As a result of this change, the Asset Management Group of BOH (“AMG”), the adviser to the Acquired Funds, believes that a substantial portion of the assets of the Acquired Funds and the other portfolios of the Pacific Capital Trust are likely to migrate to other investment products, and that it would be in the best interests of the Pacific Capital Trust’s shareholders to close the Trust.

After exploration of various alternatives for the future of the Acquired Funds and the other portfolios of the Pacific Capital Trust, AMG recommended and the Pacific Capital Trust Board unanimously approved a Reorganization Agreement with the Aberdeen Trust with respect to the Acquired Funds.  In that connection, an Agreement and Plan of Reorganization (“Reorganization Agreement”) was entered into by and among the Pacific Capital Trust, the Aberdeen Trust, Aberdeen Asset Management Inc. (“AAMI”) and BOH, which contemplates:

•                  the transfer of all of the assets of each Acquired Fund to a corresponding Surviving Fund in exchange for shares of the Surviving Fund having an aggregate value equal to the assets and liabilities of the Acquired Fund and the assumption by the Surviving Fund of all of the identified liabilities of the Acquired Fund;

•                  the pro rata distribution to each shareholder of each class of each Acquired Fund shares of a designated class of the corresponding Surviving Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the class of the Acquired Fund held by that shareholder on the closing date of the reorganization; and

•                  the subsequent complete liquidation of each Acquired Fund (the foregoing transaction with respect to each Acquired Fund is referred to in the Proxy Statement/Prospectus as the “Reorganization” and collectively the “Reorganizations”).

BOH has entered into an agreement to sell certain of its assets (the “Purchased Property”) to AAMI (the sale of the Purchased Property by BOH to AAMI is referred to herein as the “Transaction”).

Q.                                   How are the Acquired Funds proposed to be reorganized?

A.                                    The Reorganization Agreement has been approved by the Pacific Capital Trust’s Board of Trustees (the “Pacific Capital Trust Board”) and the Aberdeen Trust’s Board of Trustees (the “Aberdeen Trust Board”).  The Reorganization Agreement contemplates the Reorganization of each Acquired Fund and its share classes into the corresponding Surviving Fund and its share classes listed below:

Acquired Funds	Surviving Funds

New Asia Growth Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
International Stock Fund	Aberdeen International Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
Small Cap Fund	Aberdeen Small Cap Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class
High Grade Core Fixed Income Fund	Aberdeen Core Income Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class

Acquired Fund shareholders who do not wish to have their Acquired Fund shares exchanged for shares of a corresponding Surviving Fund as part of the Reorganization should redeem their shares prior to the completion of the Reorganization.  If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.  In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a contingent deferred sales charge, your redemption proceeds will be reduced by any applicable sales charge.

The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Pacific Capital Trust Board’s right to terminate the Reorganization Agreement with respect to an Acquired Fund if it determines that proceeding with the Reorganization is inadvisable for such Acquired Fund.  The Reorganizations are presented together in the Proxy Statement/Prospectus for

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convenience only.  The Reorganization of each Acquired Fund into a corresponding Surviving Fund will be voted on separately by its shareholders.

If the shareholders do not approve the Reorganization of one or more of the Acquired Funds, this could affect the completion of the Reorganization with respect to the other Acquired Funds. Completion of the Transaction and each of the Reorganizations is conditioned on the approval of the Reorganizations of all Acquired Funds by their respective shareholders.  However, if the Reorganization of the Small Cap Fund into the Aberdeen Small Cap Fund (the “Small Cap Reorganization”) is not approved by the Small Cap Fund’s shareholders on or before July 16, 2010,  but each of the other Reorganizations is approved by that date, then the other approved Reorganizations will be completed by July 20, 2010 and the Small Cap Reorganization will not be completed absent further action by the Pacific Capital Trust Board and the Aberdeen Trust’s Board of Trustees and by the Small Cap Fund’s shareholders.

Q.                                   What is the anticipated timing of the Reorganizations?

A.                                    The meeting of shareholders is scheduled to occur on [        ], 2010.  If all necessary approvals are obtained, the proposed Reorganizations will likely take place in the second quarter of 2010.

Q.                                   Are there any significant differences between the investment objectives and policies of the Acquired Funds and the Surviving Funds?

A.                                    Each Surviving Fund has an investment objective that is identical to its corresponding Acquired Fund, except that the Aberdeen Core Income Fund seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation while the High Grade Core Fixed Income Fund only seeks current income.  The investment policies of each Surviving Fund and its corresponding Acquired Fund have similarities and differences, which are discussed in detail in the Proxy Statement/Prospectus.

Q.                                   Are there any significant differences in the annual fund operating expenses of the Acquired Funds and Surviving Funds?

A.                                    The total expenses of each class of each Surviving Fund are currently lower than the annual rate of total expenses of its corresponding class of the corresponding Acquired Fund.

Q.                                   Why has the Reorganization of the Acquired Funds into the Surviving Funds been recommended?

A.                                    The Pacific Capital Trust Board has determined that the Reorganization of each Acquired Fund into a corresponding Surviving Fund is in the best interest of the shareholders of such Acquired Fund and that the interests of the shareholders will not be diluted as a result of the Reorganization.  In making this determination, the Board considered the management resources, research capabilities and fund distribution capabilities of AAMI and its affiliates; the projected lower expense ratios of the Surviving Funds; and the future prospects of the Acquired Funds if the Reorganizations were not effected.

Q.                                   Will there be any sales load, commission or other transactional fee in connection with the Reorganizations?

A.                                    No.  The full value of your shares of an Acquired Fund will be exchanged for certain classes of shares of the corresponding Surviving Fund without any sales load, commission or other transactional fee being imposed.  Class B shareholders of the Small Cap Fund and High Grade Core Fixed Income Fund will receive Class A shares of a corresponding Surviving Fund as part of the Reorganization and will not

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pay the applicable front end sales charge that the Aberdeen Trust typically charges for purchases of Class A shares.  Any unamortized contingent deferred sales charge liability of Acquired Fund Class B shares will be waived for the shareholder and the liability paid-off by BOH.  However, future purchases of Class A shares of the Surviving Funds after the Reorganization will be subject to the front end sales charge.

Q.                                   Why are you sending me this information?

A.                                    You are receiving this Proxy Statement/Prospectus because you own shares in one or more of the Acquired Funds and have the right to vote on the very important Proposal concerning your investment.

Q.                                   What effect will the Reorganization have on me as an Acquired Fund shareholder?

A.                                    Immediately after the Reorganization, each shareholder of each class of an Acquired Fund will own shares of a designated class of the corresponding Surviving Fund that are equal in value to the shares of each Acquired Fund that were held by that shareholder immediately prior to the closing of the Reorganization.

Each Surviving Fund will offer substantially similar shareholder services as its corresponding Acquired Fund.  In addition, AAMI anticipates providing advisory services that are comparable in nature and quality to the nature and quality of the advisory services that are provided to the Acquired Funds by AMG.  No portfolio manager that currently advises an Acquired Fund will become an employee of the Aberdeen Group as part of the Transaction, nor will any current portfolio manager of the Acquired Funds have any management responsibilities with the Surviving Funds.

The following table outlines the service providers for your Acquired Fund and the comparable service providers for the Surviving Funds.

	Acquired Funds	Surviving Funds

Adviser	Asset Management Group of Bank of Hawaii	Aberdeen Asset Management Inc.

Sub-Advisers (as applicable)	First State Investments International Limited (New Asia Growth Fund)	Aberdeen Asset Management Asia Limited (Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund)

	Hansberger Global Investors, Inc. (International Stock Fund)	Aberdeen Asset Management Investment Services Limited (Aberdeen International Equity Institutional Fund)

	Nicholas-Applegate Capital Management, Wellington Management Company, LLP and Mellon Capital Management Corporation (Small Cap Fund)	No sub-adviser

Administrator	Bank of Hawaii	Aberdeen Asset Management Inc.

Sub-Administrator*	Citi Fund Services Ohio, Inc.	Citi Fund Services Ohio, Inc.*

Transfer Agent	Citi Fund Services Ohio, Inc.	Citi Fund Services Ohio, Inc.

Custodian*	Bank of New York Mellon	State Street Bank and Trust Company (Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Aberdeen Core Income Fund)

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JP Morgan Chase Bank, N.A. (Aberdeen International Equity Institutional Fund and Aberdeen Small Cap Fund)*

Distributor	Foreside Distribution Services, L.P.	Aberdeen Fund Distributors, LLC

Auditor	KPMG LLP	KPMG LLP

*  The Surviving Funds are currently in the process of changing their Sub-Administrator to State Street Bank and Trust Company.  In addition, the Aberdeen International Equity Institutional Fund and Aberdeen Small Cap Fund are each in the process of changing their Custodian to State Street Bank and Trust Company.  There can be no assurance that such changes will occur before the closing date of the Reorganizations.

Q.                                   What will be the federal income tax consequences of the Reorganization?

A.                                    As a condition to each Acquired Fund’s obligation to consummate the Reorganization, the Acquired Funds and the Surviving Funds will receive an opinion from legal counsel to the Aberdeen Trust to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes.  Despite this opinion, there can be no assurances that the Internal Revenue Service will deem the exchanges to be tax-free.

Q.                                   What will happen if the Reorganization is approved by the shareholders of my Acquired Fund but not the other Acquired Funds?

A.                                    If the shareholders do not approve the Reorganization of one or more of the Acquired Funds, this could affect the completion of the Reorganization with respect to the other Acquired Funds. Completion of the Transaction and each of the Reorganizations is conditioned on the approval of the Reorganizations of all Acquired Funds by their respective shareholders.  However, if the Reorganization of the Small Cap Fund into the Aberdeen Small Cap Fund (the “Small Cap Reorganization”) is not approved by the Small Cap Fund’s shareholders on or before July 16, 2010,  but each of the other Reorganizations is approved by that date, then the other approved Reorganizations will be completed by July 20, 2010 and the Small Cap Reorganization will not be completed absent further action by the Pacific Capital Trust Board and the Aberdeen Trust’s Board of Trustees and by the Small Cap Fund’s shareholders.

Q.                                   How does the Board of Trustees of my Acquired Fund recommend that I vote?

A.                                    After careful consideration, the Board of Trustees of the Pacific Capital Trust recommends that you vote “FOR” the Proposal.  A summary of the Pacific Capital Trust Board’s considerations is provided in the enclosed Proxy Statement/Prospectus in the section entitled “Reasons for the Reorganization.”

Q.                                   Will my Acquired Fund pay for this proxy solicitation or for the costs of the Reorganization?

A.                                    No.  The Acquired Funds will not bear these costs.  BOH and AAMI will bear all costs arising in connection with the transactions contemplated by the Reorganization Agreement (including, but not limited to, proxy and proxy solicitation costs, printing costs, Board of Trustees’ fees relating to the special Board meetings, legal fees and costs of the Reorganizations).

Q.                                   How do I vote my shares?

A.                                    For your convenience, there are several ways you can authorize your proxy or vote:

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•                  By Mail: You may authorize your proxy by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope.  Please note that if you sign and date a proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal described above.

•                  By Telephone: You may authorize your proxy by telephone by calling the number on your proxy card(s).  To vote in this manner, you will need the “control” number that appears on your proxy card(s).

•                  Via the Internet: You may authorize your proxy via the Internet by accessing the website address printed on the enclosed proxy card(s).  To vote in this manner, you will need the “control” number that appears on your proxy card(s).

•                  Vote In Person: You may attend the Meeting as described in the Proxy Statement/Prospectus and vote your shares in person. If you wish to attend the Meeting, please notify us by calling [                ].

Q.                                   Why are multiple cards enclosed?

A.                                    If you own shares of more than one Acquired Fund, you will receive a proxy card for each Acquired Fund that you own as well as a combined proxy card. If you vote all your shares the same way, you can use the combined proxy card to vote all your shares on one proxy card.

Q.                                   Whom should I call for additional information about this Proxy Statement/Prospectus?

A.                                    If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call us at [                    ] or call our proxy solicitor, [                  ], at [                ].

THE PACIFIC CAPITAL TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS.

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COMBINED PROXY STATEMENT/PROSPECTUS

ABERDEEN FUNDS

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(215) 405-2055

Dated March [   ], 2010

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of New Asia Growth Fund, International Stock Fund, Small Cap Fund and High Grade Core Fixed Income Fund, each a series of Pacific Capital Funds (the “Pacific Capital Trust”), a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company (each such series an “Acquired Fund,” and collectively the “Acquired Funds”), with principal executive offices at 3435 Stelzer Road, Columbus, Ohio 43219; telephone: [800-554-3862].  The Meeting has been called by the Board of Trustees of the Pacific Capital Trust (the “Pacific Capital Trust Board”) to vote on the following proposal (the “Proposal”):

Proposal	Shareholders Entitled to Vote

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) among the Pacific Capital Trust and Aberdeen Funds, a Delaware statutory trust (the “Aberdeen Trust”), Aberdeen Asset Management Inc., a Delaware corporation (“AAMI”), and Bank of Hawaii, a Hawaii corporation, with respect to the Acquired Funds.

Shareholders of each Acquired Fund as of the close of business on [ ], 2010 (“Record Date”), voting separately by Fund.

The Meeting is scheduled for [            ], 2010 at [        ] New York time, at the offices of [            ], at [                ].  The Pacific Capital Trust Board, on behalf of each respective Acquired Fund, is soliciting these proxies.  This Proxy Statement/Prospectus will first be sent to shareholders on or about [            ], 2010.

Under the Reorganization Agreement, each Acquired Fund will transfer all of its assets and identified liabilities to its corresponding series of the Aberdeen Trust, registered with the SEC as an open-end management investment company, as listed below (each a “Surviving Fund,” and collectively the “Surviving Funds”) in exchange for shares of certain classes of its corresponding Surviving Fund.

Acquisition of all of the assets and identified liabilities of:	By and in exchange for shares of:

Acquired Funds	Surviving Funds

New Asia Growth Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
International Stock Fund	Aberdeen International Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
Small Cap Fund	Aberdeen Small Cap Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class
High Grade Core Fixed Income Fund	Aberdeen Core Income Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class

This Proxy Statement/Prospectus gives you information about your investment in an Acquired Fund and its corresponding Surviving Fund and other matters that you should know about before voting and investing.  It is both the Acquired Funds’ proxy statement for the Meeting and a prospectus for the Surviving Funds.  You should retain this Proxy Statement/Prospectus for future reference.  A statement of additional information dated [           ], 2010 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus, which contains more information about the Acquired Funds and the Surviving Funds and the proposed transaction, has been filed with SEC and is incorporated herein by reference.

The summary prospectuses of the Surviving Funds dated March 1, 2010, as amended to date (the “Surviving Funds’ Summary Prospectus”), accompany this Proxy Statement/Prospectus and are incorporated herein by reference and are considered a part of this Proxy Statement/Prospectus.  Each of the Surviving Funds is an existing and operating mutual fund except for Aberdeen Core Income Fund, which has not yet commenced operations.

You can request a free copy of the Statement of Additional Information, the Surviving Funds’ Summary Prospectus, the Surviving Funds’ prospectus, the Surviving Fund’s Statement of Additional Information and the applicable Surviving Funds’ annual report for the fiscal year ended October 31, 2009 as well as a free copy of the Acquired Funds’ prospectus, the Acquired Funds’ Statement of Additional Information and the Acquired Funds’ annual report for the fiscal year ended July 31, 2009 by calling (800) 523-1918 or by writing to: Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

2

As with all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency.  Mutual fund shares involve investment risks, including the possible loss of principal.

3

COMBINED PROXY STATEMENT/PROSPECTUS

TABLE OF CONTENTS

Page
SUMMARY	1

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION	1

What is the purpose of the Proposal?	1

What are the federal income tax consequences of the Reorganization?	2

How do the investment objectives, investment strategies and fundamental investment limitations of each Acquired Fund and its corresponding Surviving Fund compare?	2

What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?	12

How does the Fund performance compare?	33

What are other differences between the Acquired Funds and Surviving Funds?	36

Where can I find more financial information about the Funds?	39

What are the principal risks associated with investments in the Funds?	39

REASONS FOR THE REORGANIZATION	53

INFORMATION ABOUT THE REORGANIZATION AND THE REORGANIZATION AGREEMENT	58

How will the Reorganization be carried out?	58

Who will pay the expenses of the Reorganization?	61

What are the federal income tax consequences of the Reorganization?	61

What should I know about shares of the Surviving Funds?	65

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?	66

Who manages the Funds?	71

What are the other service providers?	79

Comparison of dividends, distribution, purchase, redemption and exchange policies	80

Are there any significant differences between the Pacific Capital Trust’s and Aberdeen Trust’s Charter Documents?	93

ADDITIONAL INFORMATION ABOUT THE SURVIVING FUNDS	98

MORE INFORMATION ABOUT THE FUNDS	128

VOTING INFORMATION	130

What vote is necessary to approve the Proposal?	130

Who can vote to approve the Proposal?	131

How do I ensure my vote is accurately recorded?	131

May I revoke my proxy?	132

What other matters will be voted upon at the Meeting?	132

What other solicitations will be made?	132

How do I submit a shareholder proposal?	133

PRINCIPAL HOLDERS OF SHARES	134

EXHIBITS

Exhibit A – Form of Agreement and Plan of Reorganization

Exhibit B – Financial Highlights

Exhibit C – Outstanding Voting Securities as of [ ], 2010

Exhibit D – Principal Holders of Shares as of [ ], 2010

ii

SUMMARY

This is only a summary of certain information contained in this Proxy Statement/ Prospectus.  You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Reorganization Agreement (attached as Exhibit A) and the information contained in the Surviving Funds’ Summary Prospectus that accompanies this Proxy Statement/Prospectus.

PROPOSAL:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of the Acquired Funds are being asked to consider and approve the Reorganization Agreement.  The Reorganization Agreement provides for: (i) the acquisition by each Surviving Fund of all of the assets and identified liabilities of its corresponding Acquired Fund in exchange for shares of the Surviving Fund; (ii) the pro rata distribution of shares of each Surviving Fund to shareholders of the corresponding Acquired Fund; and (iii) the subsequent liquidation of the Acquired Fund.  If the shareholders of all of the Acquired Funds vote to approve the Reorganization Agreement, as a shareholder of an Acquired Fund you will receive a designated class of the corresponding Surviving Fund’s shares equal in total value to your investment in the Acquired Fund.  If approved, the Reorganization Agreement will have the effect of reorganizing each of the Acquired Funds with and into a corresponding Surviving Fund.  This means that you will cease to be a shareholder of an Acquired Fund and will become a shareholder of the corresponding Surviving Fund.  This exchange will occur on a date agreed to by the parties to the Reorganization Agreement (referred to in this Proxy Statement/Prospectus as the “Closing Date”), which is currently expected to be in the second quarter of 2010.  A copy of the Reorganization Agreement is attached as Exhibit A.  The proposed reorganization for each Acquired Fund is referred to in this Proxy Statement/Prospectus as the “Reorganization” and collectively as the “Reorganizations.”

What is the purpose of the Proposal?

At meetings held on January 26 and 28, 2010, the Pacific Capital Trust Board (including the Trustees who are not considered “interested persons” of the Pacific Capital Trust for purposes of the Investment Company Act of 1940, as amended (the “Independent Trustees”)) considered, and at a meeting held on February 18, 2010, the Pacific Capital Trust Board (including the Independent Trustees) unanimously approved, the Reorganization Agreement and recommended that shareholders of the Acquired Funds approve the Reorganization Agreement.

For the reasons set forth below under “Reasons for the Reorganization,” the Pacific Capital Trust Board has concluded that the Reorganization is in the best interests of each Acquired Fund.  The Pacific Capital Trust Board has also concluded that the interests of the shareholders of each Acquired Fund will not be diluted as a result of the Reorganization.  The Board of Trustees of the Aberdeen Trust (the “Aberdeen Trust Board”) has also approved the Reorganizations on behalf of the Surviving Funds.

What are the federal income tax consequences of the Reorganization?

It is expected that shareholders of the Acquired Funds will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Funds for shares of the Surviving Funds pursuant to the Reorganization Agreement (although there can be no assurance that the Internal Revenue Service (“IRS”) will deem the exchanges to be tax-free).  You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.  For further information about the federal income tax consequences of the Reorganization, see “Information About the Reorganization — What are the federal income tax consequences of the Reorganization?”

As a condition to the closing of the Reorganization of an Acquired Fund, the Acquired Fund and corresponding Surviving Fund will receive an opinion from the Surviving Funds’ counsel, Willkie Farr & Gallagher LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the Acquired Fund Reorganization into the Surviving Fund, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

How do the investment objectives, investment strategies and fundamental investment limitations of each Acquired Fund and its corresponding Surviving Fund compare?

Investment Objectives

The following chart states the investment objective of each Acquired Fund and its corresponding Surviving Fund.  With the exception of the Aberdeen Core Income Fund, each Surviving Fund has an investment objective that is identical to that of the corresponding Acquired Fund.

Acquired Fund	Investment Objective of the Acquired Fund	Surviving Fund	Investment Objective of the Surviving Fund
New Asia Growth Fund	The investment objective of the Fund is long term capital appreciation.	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Identical to Acquired Fund.

International Stock Fund	The investment objective of the Fund is long term capital appreciation.	Aberdeen International Equity Institutional Fund	Identical to Acquired Fund.

Small Cap Fund	The investment objective of the Fund is long term capital appreciation.	Aberdeen Small Cap Fund	Identical to Acquired Fund.

High Grade Core Fixed Income Fund	The investment objective of the Fund is high current income.	Aberdeen Core Income Fund	The Fund seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

Investment Strategies

The investment strategies of each Surviving Fund have similarities and differences to those of its corresponding Acquired Fund.  The main differences between each Acquired Fund and its corresponding Surviving Fund relate to certain portfolio management strategies and the manner in which securities are selected.  The following pages describe the investment strategies of each Acquired Fund and Surviving Fund.  Significant differences between the investment strategies and investment approaches of Acquired Funds and Surviving Funds are discussed below.

1.                                      New Asia Growth Fund/Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

The following describes the similarities and differences between the investment strategies of the New Asia Growth Fund and the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund:

The Acquired Fund invests at least 80% of its net assets plus borrowings for investment purposes in common and preferred stocks of companies located in countries of Asia (other than Japan) and securities that are convertible into such common stocks.  The Acquired Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental investment policy.  The Acquired Fund may invest in these securities directly, or indirectly through other investment companies or trusts that invest a majority of their assets in such securities.  Asian countries include, but are not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand, Indonesia, Sri Lanka, Bangladesh, Pakistan, Philippines and India.  An issuer is considered to be located in an Asian country if it is organized under the laws of the country, if it derives 50% or more of its total revenues from business in the country, or if its equity securities are traded principally on a securities exchange in the country.  The Acquired Fund does not limit its investments to any particular type or size of company.  The Acquired Fund’s sub-adviser focuses on companies whose earnings are expected to grow or whose share prices it believes are undervalued.

As a non-fundamental policy, under normal circumstances, the Surviving Fund invests at least 80% of the value of its net assets in equity securities of Asian issuers (other than Japanese issuers).  If the Surviving Fund changes its investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund.  Asian countries include, but are not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand, Indonesia, Sri Lanka, Bangladesh, Pakistan, Philippines and India and, unlike the Acquired Fund, also include Australia and New Zealand.

A company generally is considered to be an eligible issuer by the Surviving Fund if, as determined by the Surviving Fund’s management:  it is organized under the laws of a country in the Asia Pacific region (excluding Japan) or maintains a principal office there; its securities trade principally in a country in the region (excluding Japan); or it derives at least 50% of its revenues or earnings from goods and services sold or produced in a country in the Asia Pacific region (excluding Japan) or has at least 50% of its assets there.

The remaining portion of the Surviving Fund’s assets not invested in equity securities of issuers in the Asia Pacific region may be, but is not required to be, invested in equity securities of companies that the Surviving Fund expects will reflect developments in the Asia Pacific region (excluding Japan).  In addition, both the Surviving Fund and the Acquired Fund may also invest to a lesser degree in debt securities and other instruments, including preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stock, if the Fund believes they would help achieve the Fund’s objective.  While the Surviving Fund has no such limit, the Acquired Fund places limits of 10% of its net assets in debt securities rated below investment grade (“junk bonds”) and up to 20% of its net assets in any combination of equity, investment grade debt and convertible securities of issuers located outside the Asia-Pacific region noted above, including the United States.

The following describes the manner in which each of the Acquired Fund and the Surviving Fund selects its investments:

In selecting and maintaining a portfolio of investments in any country, the Acquired Fund considers the investment instruments traded in the country’s stock markets and the upside potential of such markets (considering the economic, political and social factors affecting each country and the prospects for improvements in these factors in the short, medium and long term). The Acquired Fund does not generally consider current income from dividends and interest in selecting portfolio securities.

The Surviving Fund employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The Surviving Fund may sell a security when it perceives that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

The Surviving Fund intends to diversify its investments across a number of different countries.  However, at times the Surviving Fund may invest a significant part of its assets in a single country.  The Surviving Fund may invest without limit in emerging markets.  In addition, the Surviving Fund may invest in equity securities without regard to market capitalization.

Each of the Acquired Fund and Surviving Fund may also engage in other investment practices.  The Acquired Fund may use derivative instruments such as futures contracts, options and other investment techniques for the purpose of cash flow management and/or risk reduction.  While each such Fund may generally hedge against currency fluctuations, the Surviving Fund may not seek to hedge against a decline in the value of the Surviving Fund’s non-U.S. dollar denominated portfolio holdings resulting from currency devaluations or fluctuations using options, futures, forwards or swaps.

2.                                      International Stock Fund/Aberdeen International Equity Institutional Fund

The following describes the similarities and differences between the investment strategies of the International Stock Fund and the Aberdeen International Equity Institutional Fund:

The Acquired Fund invests at least 65% of its total assets in common stocks, common stock equivalents (such as preferred or debt securities convertible into common stock), and preferred stocks of foreign companies.  In addition, the Acquired Fund invests at least 80% of its net assets plus borrowings for investment purposes in such securities of domestic and foreign companies.  The Acquired Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental investment policy.  The Acquired Fund may invest in these securities directly, or indirectly through other investment companies or trusts that invest a majority of their assets in such securities.  The Acquired Fund does not limit its investments to any particular type or size of company or to any region of the world, including emerging markets countries.

The Acquired Fund may invest to a lesser degree in investment grade debt securities and other instruments if the Acquired Fund believes they would help achieve its objective. The Acquired Fund may also invest up to 35% of its total assets in any combination of equity, investment grade debt and convertible securities of issuers located in the United States, and may use derivative instruments such as futures contracts, options and other investment techniques for the purpose of cash flow management and/or risk reduction.  The Acquired Fund seeks to diversify its investments across both the major geographical regions of the world and the 10 sectors of the MSCI “Global Industry Classification Standard” framework.

As a non-fundamental policy, under normal market conditions, the Surviving Fund invests 80% of the value of its net assets, plus any borrowing for investment purposes, in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the U.S.  Some of these countries may be considered to be emerging market countries.  If the Surviving Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund.

The equity securities in which the Surviving Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

The following describes the manner in which each of the Acquired Fund and the Surviving Fund selects its investments:

The Acquired Fund incorporates a risk-control framework to control macroeconomic sector and regional weightings. It uses a combination of value and growth international equity disciplines involving fundamental qualitative and quantitative analysis of issuers (a “bottom-up” approach). This investment approach attempts to be style neutral and does not attempt to add value through altering allocations between value and growth styles; rebalancing occurs semi-

annually or when cash flows permit.  In selecting and maintaining a portfolio of investments in any country, the Acquired Fund considers the investment instruments traded in the country’s stock markets and the upside potential of such markets (including the economic, political and social factors affecting each country and the prospects for improvements in these factors in the short, medium and long term).

The Surviving Fund employs a fundamental, bottom-up equity investment style as well, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe.  The Surviving Fund may sell a security when it perceives that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

3.                                      Small Cap Fund/Aberdeen Small Cap Fund

The following describes the similarities and differences between the investment strategies of the Small Cap Fund and the Aberdeen Small Cap Fund:

The Acquired Fund invests at least 80% of its net assets in a diversified portfolio of common stocks of smaller U.S. companies or small-cap companies and in securities that are convertible into such common stocks.  The Acquired Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental investment policy.  The Acquired Fund currently considers “smaller” companies to be those with market capitalizations in the collective range of the Russell 2000® Index and the S&P Small Cap 600 Index at the time of purchase.  (As of January 31, 2010, the market capitalizations of the companies included in the Russell 2000® Index ranged from $14 million to $4.84 billion and the market capitalizations of the companies included in the S&P Small Cap 600 Index ranged from $45 million to $2.7 billion.)  The Russell 2000® Index is “rebalanced” on an annual basis, and its market capitalization range can change significantly.  The S&P Small Cap 600 Index is reconstituted as necessary, not on an annual or periodic schedule.  The sub-advisers to the Acquired Fund monitor the market capitalizations of the issuers of securities held in the Acquired Fund’s portfolio and may adjust the size of a portfolio holding based on the issuer’s market capitalization and other factors.  The Acquired Fund is not required to sell a security held in its portfolio solely because the market capitalization of that security’s issuer exceeds the maximum market capitalization of the Russell 2000® Index or the S&P 600 Small Cap Index.

As a non-fundamental policy, under normal circumstances, the Surviving Fund invests at least 80% of the value of its net assets in equity securities issued by small-cap companies.  If the Surviving Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change its name.  The Surviving Fund considers small cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index at the time of investment.  While the Surviving Fund may sell a security if its market capitalization exceeds the definition of small-cap company, it is not required to sell solely because of that fact.

The following describes the manner in which each of the Acquired Fund and the Surviving Fund selects its investments:

AMG, as investment adviser to the Acquired Fund, believes that the diversification of small-cap management styles applied to various portions of the Acquired Fund’s investment portfolio will result in an overall blended “core” Fund portfolio.  At present, a portion of the Acquired Fund’s portfolio is managed by three sub-advisers; the portion managed by each is determined from time to time by AMG in consultation with each of them, subject to capacity constraints.   A portion of the Acquired Fund’s portfolio is managed using a “systematic small-cap” strategy.  This strategy focuses on stocks Nicholas-Applegate Capital Management (“NACM”) believes are fundamentally strong and undergoing positive change. Wellington Management Company, LLP (“Wellington Management”) manages a portion of the Acquired Fund’s portfolio using a “small cap growth” portfolio management style that relies on both fundamental and quantitative analysis to identify attractive securities in the small-cap growth universe.  Mellon Capital Management Corporation (“Mellon Capital”) manages a portion of the Acquired Fund’s portfolio using a “small cap value” strategy. Mellon Capital utilizes a quantitative stock selection process to identify companies that Mellon Capital considers to be undervalued.

The Surviving Fund employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price.  In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The Surviving Fund may sell a security when it perceives that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Each of the Acquired Fund and the Surviving Fund may also invest in other types of equity and investment grade debt instruments issued by domestic and foreign companies and governments, including securities issued by larger companies.  In addition, the Acquired Fund may use derivative instruments such as futures contracts, options and other investment techniques for the purpose of cash flow management and/or risk reduction.  The Surviving Fund has had a portfolio turnover rate between 146% and 219% in each of its last four fiscal years.  The Acquired Fund has had a portfolio turnover rate between 110% and 165% in each of its last four fiscal years.

4.                                      High Grade Core Fixed Income Fund/Aberdeen Core Income Fund

The following describes the similarities and differences between the investment strategies of the High Grade Core Fixed Income Fund and the Aberdeen Core Income Fund:

The Acquired Fund invests at least 80% of its net assets plus borrowings for investment purposes in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and investment grade corporate debt securities.  The Acquired Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental investment policy.  It may invest up to 25% of its total assets in investment grade dollar-denominated debt securities of foreign companies and governments, and may use derivative instruments such as futures contracts, options, and other investment techniques for the purpose of cash flow management and/or risk reduction.  Up to 10% of its net assets may be invested in debt securities rated below investment grade (“junk bonds”).  The Acquired Fund focuses on maximizing income consistent with prudent investment risk.  No maturity limitations apply to the Acquired Fund’s investment portfolio, and the average maturity of its portfolio can vary significantly.  AMG monitors the Acquired Fund’s portfolio performance and reallocates its assets in response to actual and expected market and economic changes.

The Surviving Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments, which include, but are not limited to the following:  U.S. Government securities (including Treasury, agency and government sponsored enterprises), foreign government and agency, supranational, and quasi government obligations, residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), municipal obligations, corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds), loan participations and assignments including revolving credit facilities, inflation-indexed securities, U.S. dollar denominated securities of foreign issuers, non-U.S. dollar denominated issues provided that all currency exposure is hedged, cash equivalents including commercial paper, repurchase agreements, and other short term investments, private placements including securities issued under 144(a), structured securities, derivative instruments including futures, interest rate swaps, options and credit derivatives, and currency forward contracts.  Investment grade securities are those rated Baa3/BBB- or higher.  Up to 5% of the market value of the Surviving Fund may be invested in securities rated Ba1/BB+ to Ba3/BB-. Ratings from a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch, Inc. (“Fitch”) will apply, or if a security is unrated, be determined by the investment adviser to be of comparable quality.  Like the Acquired Fund, no maturity limitations apply to the Surviving Fund’s investment portfolio, and the average maturity of its portfolio can vary significantly.

Each of the Acquired Fund and the Surviving Fund may use derivative instruments for hedging and cash flow management purposes, and for investment purposes as a substitute for purchasing or selling securities to seek to enhance potential gains.  Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures.

Fundamental Investment Restrictions

This section briefly compares and contrasts certain fundamental investment restrictions of the Acquired Funds with those of the corresponding Surviving Funds.  More complete information may be found in the respective Statements of Additional Information for the Acquired Funds and the Surviving Funds.

Unless otherwise indicated, the restrictions discussed below are fundamental policies of an Acquired Fund or Surviving Fund.  This means that the policy cannot be changed without the approval of shareholders.  Investment restrictions that are non-fundamental may be changed by the relevant Boards without shareholder approval.

Diversification.  Each of the Surviving Funds and Acquired Funds is a diversified company as defined in the 1940 Act.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.  The Small Cap Fund and the High Grade Core Fixed Income Fund may also invest without limit in debt obligations of issuers that pay interest which, in the opinions of counsel to such issuers, is exempt from federal income tax and is not subject to the federal alternative minimum tax.

Borrowing and Issuing Senior Securities. The Surviving Funds may not borrow money or issue senior securities, except that each Surviving Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.  For Aberdeen International Equity Institutional Fund and Aberdeen Core Income Fund, borrowing is limited to 5% of the total assets as a non-fundamental investment policy; however borrowing for temporary or emergency purposes and the use of reverse repurchase agreements, dollar rolls and other permitted investments (as detailed in each funds registration statement) is permitted outside of the 5% limit.

The Small Cap Fund and the High Grade Core Fixed Income Fund may not borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order and/or a rule issued by the SEC, and (b) that each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).  The New Asia Growth Fund and the International Stock Fund may not borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order and/or a rule issued by the SEC, and (b) that the Funds may borrow from banks up to 33-1/3% the current value of its net assets for temporary, extraordinary or emergency purposes, for clearance of transactions, to hedge against currency movements or for investment purposes, and these borrowings may be secured by the pledge of up to 33-1/3% current value of its net assets.

Underwriting.  No Surviving Fund or Acquired Fund may act as an underwriter of another issuer’s securities, except to the extent that such a Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

Commodities.  The Surviving Funds may not purchase or sell commodities or commodities contracts, except they may enter into futures contracts.  A Surviving Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The Small Cap Fund and the High Grade Core Fixed Income Fund may not purchase commodities or commodity contracts, except that each such Fund may enter into futures contracts and may write call options and purchase call and put options on futures contracts in accordance with its investment objective and policies.  The New Asia Growth Fund and the International Stock Fund may not purchase commodities or commodity contracts, except that each such Fund may deal in forward foreign exchange contracts between currencies of the different countries in which it may invest, may enter into futures contracts and may write call options and purchase call and put options on futures contracts in accordance with its investment objective and policies.

Industry Concentration.  No Surviving Fund or Acquired Fund may purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.  In addition, with respect to each Acquired Fund, this limitation does not apply to repurchase agreements secured by securities issued by the U.S. government or its agencies or instrumentalities, and with respect to each Surviving Fund, this limitation does not apply to investments in securities of other investment companies.

Lending.  The Surviving Funds may not lend any security or make any other loan, except that each such Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.  The Acquired Funds have a comparable policy that they will not lend money or portfolio securities, except that each of the Acquired Funds may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 30% of the current value of the lending Fund’s total assets (33-1/3% for the New Asia Growth Fund and the International Stock Fund).

Real Estate.  The Surviving Funds may not purchase or sell real estate, except that each such Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Acquired Funds have a comparable policy that they will not purchase or sell real estate or real estate limited partnerships (other than obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

Margin Purchases.  The Acquired Funds may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

The Aberdeen Core Income Fund and the Aberdeen International Equity Institutional Fund each have a similar non-fundamental policy that may be changed without shareholder approval, which provides that each such Fund does not intend to purchase securities on margin or make short sales, except (i) short sales against the box (i.e., where the Fund currently owns or has the right to obtain the securities sold short), (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.  The Aberdeen Small Cap Fund has a similar non-fundamental policy, which may be changed without shareholder approval, that the Fund may not purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions.  (For this purpose, margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.)

Oil and Gas.  The Acquired Funds may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.  The Surviving Funds do not have a comparable policy.

Control Investments.  The Acquired Funds may not make investments for the purpose of exercising control or management. Investments by each Acquired Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.   The Surviving Funds do not have a comparable policy.

Unseasoned Issuers.  No Acquired Fund may purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if as a result the value of the Fund’s investment in such classes of securities would exceed 15% of the Fund’s total assets.  This is a fundamental policy for the New Asia Growth Fund and the International Stock Fund, and is a non-fundamental policy of the Small Cap Fund and the High Grade Core Fixed Income Fund.  The Surviving Funds do not have a comparable policy.

For further information concerning the Surviving Funds’ investment strategies, policies, and risks, you should read the Surviving Funds’ Statement of Additional Information incorporated by reference in this Proxy Statement/Prospectus.

What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?

Expense Ratio Tables.  Expenses of a mutual fund are often measured by its expense ratio (i.e., the ratio of its total expenses for a year divided by its average daily net asset value over the same year).  The following tables:  (1) compare the fees and expenses for the Acquired Funds and their corresponding Surviving Funds based on actual expenses of the Acquired Funds for a recent twelve-month period and actual expenses of the Surviving Funds for a recent twelve-month period; and (2) show the estimated fees and expenses for the corresponding Surviving Funds on a pro forma basis after giving effect to the Reorganizations.  The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders.  The tables enable you to compare and contrast the expense levels for each Acquired Fund and corresponding Surviving Fund and obtain a general idea of what the expense levels will be if the Reorganization occurs.  The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Funds.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

The Acquired Funds’ expenses are based on actual expenses for the twelve months ended July 31, 2009.  The Aberdeen Small Cap Fund’s expenses are based on actual expenses for the twelve months ended October 31, 2009, and the expenses for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, the Aberdeen International Equity Institutional Fund and the Aberdeen Core Income Fund are based on anticipated fees and expenses payable for the current fiscal year, as these Surviving Funds have less than twelve months operating history and have not yet commenced operations, respectively.

The sales charge and redemption fee structures for the Acquired Funds and the Surviving Funds have some differences and are compared in more detail below in the sections titled “Summary- -What are other differences between the Acquired Funds and Surviving Funds?- -Sales Load, Redemption Fee and Rule 12b-1 Arrangements for the Acquired Fund and Surviving Funds,” and “Shareholder Transactions and Services of the Acquired Funds and the Surviving Funds.”  Each class of each Surviving Fund has net annual overall expenses after contractual expense limitations and fee waivers that are lower than the relevant class of the corresponding Acquired Fund as of the date of the Reorganization.  In addition, AAMI currently has in place written agreements that limit the net expense ratio of each class of each Surviving Fund for certain periods of time, as explained in greater detail in the fee tables and accopanying notes below.

FEE TABLES FOR THE NEW ASIA GROWTH FUND

AND THE ABERDEEN ASIA-PACIFIC (EX-JAPAN) EQUITY INSTITUTIONAL FUND

No. 1A.   Class A Shares/Institutional Service Class Shares

					Pro forma
Shareholder Fees (paid directly from your investment)	New Asia Growth Fund (Class A)		Aberdeen Asia- Pacific (ex-Japan) Equity Institutional Fund (Institutional Service)		Aberdeen Asia- Pacific (ex-Japan) Equity Institutional Fund (Institutional Service)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.25	%(1)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days for the Acquired Fund and 90 days for the Surviving Fund after the date of purchase)	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.40	%(2)	None		None
Other Expenses	0.63%		5.44%		0.25%
Total Annual Fund Operating Expenses	1.93%		6.44%		1.25%
Less: Amount of Fee Limitations/Expense Reimbursements	0.15%		5.19	%(3)	0.00	%(3)
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	1.78%		1.25%		1.25%

No. 1B.  Class B Shares/Institutional Service Class Shares

				Pro forma
Shareholder Fees (paid directly from your investment)	New Asia Growth Fund (Class B)		Aberdeen Asia- Pacific (ex-Japan) Equity Institutional Fund (Institutional Service)	Aberdeen Asia- Pacific (ex-Japan) Equity Institutional Fund (Institutional Service)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	5.00	%(4)	None	None

Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days for the Acquired Fund and 90 days for the Surviving Fund after the date of purchase)	2.00%	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	1.00%	None		None
Other Expenses	0.63%	5.44%		0.25%
Total Annual Fund Operating Expenses	2.53%	6.44%		1.25%
Less: Amount of Fee Waivers and Limitation/Expense Reimbursements	None	5.19	%(3)	0.00	%(3)
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	2.53%	1.25%		1.25%

No. 1C. Class C Shares/Institutional Service Class shares

					Pro forma
Shareholder Fees (paid directly from your investment)	New Asia Growth Fund (Class C)		Aberdeen Asia- Pacific (ex-Japan) Equity Institutional Fund (Institutional Service)		Aberdeen Asia- Pacific (ex-Japan) Equity Institutional Fund (Institutional Service)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(5)	None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days for the Acquired Fund and 90 days for the Surviving Fund after the date of purchase)	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	1.00%		None		None
Other Expenses	0.63%		5.44%		0.25%
Total Annual Fund Operating Expenses	2.53%		6.44%		1.25%
Less: Amount of Fee Limitations/Expense Reimbursements	None		5.19	%(3)	0.00	%(3)

Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	2.53%	1.25%	1.25%

No. 1D. Class Y/Institutional Class Shares

				Pro forma
Shareholder Fees (paid directly from your investment)	New Asia Growth Fund (Class Y)	Aberdeen Asia- Pacific (ex-Japan) Equity Institutional Fund (Institutional)		Aberdeen Asia- Pacific (ex-Japan) Equity Institutional Fund (Institutional)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None %	None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days for the Acquired Fund and 90 days for the Surviving Fund after the date of purchase)	2.00%	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	None	None		None
Other Expenses	0.63%	5.44%		0.25%
Total Annual Fund Operating Expenses	1.53%	6.44%		1.25%
Less: Amount of Fee Limitations/Expense Reimbursements	None	5.19	%(3)	0.00	%(3)
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	1.53%	1.25%		1.25%

(1)                      Lower sales charges are available depending upon the amount invested. Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 fees.

(2)                      The Acquired Fund is limiting the 12b-1 fee for Class A shares to 0.25% through November 30, 2010.

(3)                      The Aberdeen Trust and AAMI have entered into a written contract limiting operating expenses to 1.25% for Institutional Class and Institutional Service Class until February 28, 2011.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses taxes, interest, brokerage fees, underlying fund fees and expenses and the administrative service fees. The Aberdeen Trust is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the agreement at the time the fees were limited or expenses are paid.

This contract may not be terminated until February 28, 2011, after which it may be terminated by AAMI upon proper prior notice to the Aberdeen Trust.

(4)                      A CDSC applies to your redemption of Class B shares before the sixth anniversary of your purchase, declining from 5.00% within the first year to 0.00% after the sixth year. Long-term shareholders may pay indirectly more than the equivalent of the maximum deferred sales charge due to the recurring nature of 12b-1 fees.  The Surviving Fund will not offer Class B shares as part of the Reorganization; Class B shareholders of the Acquired Fund will be offered Institutional Service Class Shares of the Surviving Fund.  The unamortized CDSC liability for the Class B shares will be waived for shareholders and the liability paid-off by BOH.

(5)                      A CDSC applies to your redemption of Class C shares redeemed within 12 months of purchase. Long-term shareholders may pay indirectly more than the equivalent of the maximum deferred sales charge due to the recurring nature of 12b-1 fees.

Examples.   These examples are intended to help you compare the cost of investing in (1) each class of the Acquired Fund as it currently exists; (2) the relevant class of its corresponding Surviving Fund as it currently exists; and (3) the relevant class of the Surviving Fund if it acquires the corresponding Acquired Fund (the “Pro forma”)  with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable).  Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares/Institutional Service Class Shares
New Asia Growth Fund (Class A shares)	$696	$1,086	$1,499	$2,649
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Institutional Service Class shares)	$127	$1,444	$2,724	$5,765
Pro forma Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund - After Reorganization (Institutional Service Class shares)	$127	$397	$686	$1,511

	1 Year	3 Years	5 Years	10 Years
Class B Shares/Institutional Service Class Shares
New Asia Growth Fund (Class B shares)	$756	$1,088	$1,545	$2,719
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Institutional Service Class shares)	$127	$1,444	$2,724	$5,765
Pro forma Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund - After Reorganization (Institutional Service Class shares)	$127	$397	$686	$1,511

	1 Year	3 Years	5 Years	10 Years
Class C Shares/Institutional Service Class Shares
New Asia Growth Fund (Class C shares)	$356	$788	$1,345	$2,866

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Institutional Service Class shares)	$127	$1,444	$2,724	$5,765
Pro forma Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund - After Reorganization (Institutional Service Class shares)	$127	$397	$686	$1,511

	1 Year	3 Years	5 Years	10 Years
Class Y Shares/Institutional Class Shares
New Asia Growth Fund (Class Y shares)	$156	$483	$834	$1,824
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Institutional Class shares)	$127	$1,444	$2,724	$5,765
Pro forma Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund - After Reorganization (Institutional Class shares)	$127	$397	$686	$1,511

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares
New Asia Growth Fund (Class B shares)	$256	$788	$1,345	$2,719

	1 Year	3 Years	5 Years	10 Years
Class C shares
New Asia Growth Fund (Class C shares)	$256	$788	$1,345	$2,866

** Expenses paid on the same investment in Class A, Class Y, Institutional Class and Institutional Service Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

FEE TABLES FOR THE INTERNATIONAL STOCK FUND

AND THE ABERDEEN INTERNATIONAL EQUITY INSTITUTIONAL FUND

No. 2A.   Class A Shares/Institutional Service Class Shares

			Aberdeen International		Pro forma
Shareholder Fees (paid directly from your investment)	International Stock Fund (Class A)		Equity Institutional Fund (Institutional Service)		Aberdeen International Equity Institutional Fund (Institutional Service)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.25	%(1)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days for the Acquired Fund and 90 days for the Surviving Fund after the date of purchase)	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (that you pay each year as a percentage of the value of your investment)
Management Fees	1.00	%(6)	0.80%		0.80%
Distribution and/or Service (12b-1) Fees	0.40	%(2)	None		None
Other Expenses	0.65%		0.19%		0.35%
Acquired Fund Fees and Expenses	0.01%		None		None
Total Annual Fund Operating Expenses	2.06%		0.99%		1.15%
Less: Amount of Fee Limitation/Expense Reimbursements	0.15%		0.04	%(3)	0.20	%(3)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.91%		0.95%		0.95%

No. 2B.  Class B Shares/Institutional Service Class Shares

			Aberdeen International	Pro forma
Shareholder Fees (paid directly from your investment)	International Stock Fund (Class B)		Equity Institutional Fund (Institutional Service)	Aberdeen International Equity Institutional Fund (Institutional Service)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	5.00	%(4)	None	None

Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days for the Acquired Fund and 90 days for the Surviving Fund after the date of purchase)	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (that you pay each year as a percentage of the value of your investment)
Management Fees	1.00	%(6)	0.80%		0.80%
Distribution and/or Service (12b-1) Fees	1.00%		None		None
Other Expenses	0.65%		0.19%		0.35%
Acquired Fund Fees and Expenses	0.01%		None		None
Total Annual Fund Operating Expenses	2.66%		0.99%		1.15%
Less: Amount of Fee Limitations/Expense Reimbursements	None		0.04	%(3)	0.20	%(3)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	2.66%		0.95%		0.95%

No. 2C. Class C Shares/Institutional Service Class shares

			Aberdeen	Pro forma
Shareholder Fees (paid directly from your investment)	International Stock Fund (Class C)		International Equity Institutional Fund (Institutional Service)	Aberdeen International Equity Institutional Fund (Institutional Service)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(5)	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days for the Acquired Fund and 90 days for the Surviving Fund after the date of purchase)	2.00%		2.00%	2.00%
Annual Fund Operating Expenses (that you pay each year as a percentage of the value of your investment)
Management Fees	1.00	%(6)	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	1.00%		None	None
Other Expenses	0.65%		0.19%	0.35%
Acquired Fund Fees and Expenses	0.01%		None	None
Total Annual Fund Operating Expenses	2.66%		0.99%	1.15%

Less: Amount of Fee Limitations/Expense Reimbursements	None	0.04	%(3)	0.20	%(3)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	2.66%	0.95%		0.95%

No. 2D. Class Y/Institutional Class Shares

			Aberdeen		Pro forma
Shareholder Fees (paid directly from your investment)	International Stock Fund (Class Y)		International Equity Institutional Fund (Institutional)		Aberdeen International Equity Institutional Fund (Institutional)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days for the Acquired Fund and 90 days for the Surviving Fund after the date of purchase)	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (that you pay each year as a percentage of the value of your investment)
Management Fees	1.00	%(6)	0.80%		0.80%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.65%		0.19%		0.35%
Acquired Fund Fees and Expenses	0.01%		None		None
Total Annual Fund Operating Expenses	1.66%		0.99%		1.15%
Less: Amount of Fee Limitations/Expense Reimbursements	None		0.04	%(3)	0.20	%(3)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.66%		0.95%		0.95%

(1)         Lower sales charges are available depending upon the amount invested. Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 fees.

(2)         The Acquired Fund is limiting the 12b-1 fee for Class A shares to 0.25% through November 30, 2010.

(3)         The Aberdeen Trust and AAMI have entered into a written contract limiting operating expenses to 0.95% for Institutional Class and Institutional Service Class until July 20, 2011.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses taxes, interest, brokerage fees, short-sale dividend expenses, underlying fund fees and expenses and the administrative service fees. The Aberdeen Trust is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the agreement at the time the fees were limited or expenses paid.  This contract may not be terminated until July 20, 2011, after which it may be terminated by AAMI upon proper prior notice to the Aberdeen Trust.

(4)         A CDSC applies to your redemption of Class B shares before the sixth anniversary of your purchase, declining from 5.00% within the first year to 0.00% after the sixth year. Long-term shareholders may pay indirectly more than the equivalent of the maximum deferred sales charge due to the recurring nature of 12b-1 fees.  The Surviving Fund will not offer Class B shares as part of the Reorganization; Class B shareholders of the Acquired Fund will be offered Institutional Service Class Shares of the Surviving Fund.  The unamortized CDSC liability for the Class B shares will be waived for shareholders and the liability paid-off by BOH.

(5)         A CDSC applies to your redemption of Class C shares redeemed within 12 months of purchase. Long-term shareholders may pay indirectly more than the equivalent of the maximum deferred sales charge due to the recurring nature of 12b-1 fees.

(6)         AMG is voluntarily limiting its portion of the Management fee to 0.35%.  Net operating expenses after these fee waivers are estimated to be 1.81%, 2.56%, 2.56% and 1.56% for Class A, B, C and Y Shares, respectively, of the Acquired Fund. Voluntary expense limitations may be revised or canceled at any time.

Examples.   These examples are intended to help you compare the cost of investing in (1) each class of the Acquired Fund as it currently exists; (2) the relevant class of its corresponding Surviving Fund as it currently exists; and (3) the relevant class of the Surviving Fund if it acquires the corresponding Acquired Fund (the “Pro forma”)  with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable).  Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares/Institutional Service Class Shares
International Stock Fund (Class A shares)	$709	$1,123	$1,562	$2,778
Aberdeen International Equity Institutional Fund (Institutional Service Class shares)	$97	$311	$543	$1,209
Pro forma Aberdeen International Equity Institutional Fund - After Reorganization (Institutional Service Class shares)	$97	$324	$592	$1,358

	1 Year	3 Years	5 Years	10 Years
Class B Shares/Institutional Service Class Shares
International Stock Fund (Class B shares)	$769	$1,126	$1,610	$2,848
Aberdeen International Equity Institutional Fund (Institutional Service Class shares)	$97	$311	$543	$1,209
Pro forma Aberdeen International Equity Institutional Fund - After Reorganization (Institutional Service Class shares)	$97	$324	$592	$1,358

	1 Year	3 Years	5 Years	10 Years
Class C Shares/Institutional Service Class Shares
International Stock Fund (Class C shares)	$369	$826	$1,410	$2,993
Aberdeen International Equity Institutional Fund (Institutional Service Class shares)	$97	$311	$543	$1,209
Pro forma Aberdeen International Equity Institutional Fund - After Reorganization (Institutional Service Class shares)	$97	$324	$592	$1,358

	1 Year	3 Years	5 Years	10 Years
Class Y Shares/Institutional Class Shares
International Stock Fund (Class Y shares)	$169	$523	$902	$1,965
Aberdeen International Equity Institutional Fund (Institutional Service Class shares)	$97	$311	$543	$1,209
Pro forma Aberdeen International Equity Institutional Fund - After Reorganization (Institutional Service Class shares)	$97	$324	$592	$1,358

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares
International Stock Fund (Class B shares)	$269	$826	$1,410	$2,848

	1 Year	3 Years	5 Years	10 Years
Class C shares
International Stock Fund (Class C shares)	$269	$826	$1,410	$2,993

** Expenses paid on the same investment in Class A, Class Y, Institutional Class and Institutional Service Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

FEE TABLES FOR THE SMALL CAP FUND

AND THE ABERDEEN SMALL CAP FUND

No. 3A.   Class A Shares

					Pro forma
Shareholder Fees (paid directly from your investment)	Small Cap Fund (Class A)		Aberdeen Small Cap Fund (Class A)		Aberdeen Small Cap Fund (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.25	%(1)	5.75	%(2)	5.75	%(2)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10	%(8)	0.87%		0.85%
Distribution and/or Service (12b-1) Fees	0.40	%(3)	0.25%		0.25%
Other Expenses	0.58%		0.97	%(4)	0.53	%(4)
Acquired Fund Fees and Expenses	0.02%		0.02%		0.02%
Total Annual Fund Operating Expenses	2.10%		2.11%		1.65%
Less: Amount of Fee Limitations/Expense Reimbursements	0.15%		0.72	%(5)	0.34	%(5)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.95%		1.39%		1.31%

No. 3B.  Class B Shares/Class A Shares

					Pro forma
Shareholder Fees (paid directly from your investment)	Small Cap Fund (Class B)		Aberdeen Small Cap Fund (Class A)		Aberdeen Small Cap Fund (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		5.75	%(2)	5.75	%(2)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	5.00	%(6)	None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10	%(8)	0.87%		0.85%
Distribution and/or Service (12b-1) Fees	1.00	%(9)	0.25%		0.25%
Other Expenses	0.58%		0.97	%(4)	0.53	%(4)
Acquired Fund Fees and Expenses	0.02%		0.02%		0.02%
Total Annual Fund Operating Expenses	2.70%		2.11%		1.65%
Less: Amount of Fee Limitations/Expense Reimbursements	None		0.72	%(5)	0.34	%(5)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	2.70%		1.39%		1.31%

No. 3C. Class C Shares

					Pro forma
Shareholder fees (paid directly from your investment)	Small Cap Fund (Class C)		Aberdeen Small Cap Fund (Class C)		Aberdeen Small Cap Fund (Class C)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(7)	1.00	%(7)	1.00	%(7)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10	%(8)	0.87%		0.85%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.58%		0.89%		0.52%
Acquired Fund Fees and Expenses	0.02%		0.02%		0.02%
Total Annual Fund Operating Expenses	2.70%		2.78%		2.39%
Less: Amount of Fee Limitations/Expense Reimbursements	None		0.72	%(5)	0.33	%(5)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	2.70%		2.06%		2.06%

No. 3D. Class Y/Institutional Class Shares

Pro forma
Shareholder Fees (paid directly from your investment)	Small Cap Fund (Class Y)	Aberdeen Small Cap Fund (Institutional)	Aberdeen Small Cap Fund (Institutional)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)

(as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10	%(8)	0.87%		0.85%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.58%		0.89%		0.52%
Acquired Fund Fees and Expenses	0.02%		0.02%		0.02%
Total Annual Fund Operating Expenses	1.70%		1.78%		1.39%
Less: Amount of Fee Limitations/Expense Reimbursements	None		0.72	%(5)	0.33	%(5)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.70%		1.06%		1.06%

(1)   Lower sales charges are available depending upon the amount invested. Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 fees.

(2)   Class A shares of the Surviving Fund received in connection with the Reorganization will not be subject to the front end sales charge.  Class A shares of the Surviving Fund purchased after the Reorganization will be subject to the front end sales charge.

(3)   The Acquired Fund is limiting the 12b-1 fee for Class A shares to 0.25% through November 30, 2010.

(4)   The amount currently reflected in “Other Expenses” for administrative services fees is 0.08% before the Reorganization and is estimated to be 0.01% after the Reorganization, if approved, for Class A shares.

(5)   The Aberdeen Trust and AAMI have entered into a written contract limiting operating expenses to 1.29%, 2.04% and 1.04% of average daily net assets for Class A, Class C and Institutional Class, respectively, until February 28, 2011.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses taxes, interest, brokerage fees, short-sale dividend expenses and underlying fund fees and expenses. The Aberdeen Trust is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the agreement at the time the fees were limited or expenses paid .  This contract may not be terminated until February 28, 2011, after which it may be terminated by AAMI upon proper prior notice to the Aberdeen Trust.

(6)   A CDSC applies to your redemption of Class B shares before the sixth anniversary of your purchase, declining from 5.00% within the first year to 0.00% after the sixth year. Long-term shareholders may pay indirectly more than the equivalent of the maximum deferred sales charge due to the recurring nature of 12b-1 fees.  The Surviving Fund will not offer Class B shares as part of the Reorganization; Class B shareholders of the Acquired Fund will be offered Institutional Service Class Shares of the Surviving Fund.  The unamortized CDSC liability for the Class B shares will be waived for shareholders and the liability paid-off by BOH.

(7)   A CDSC applies to your redemption of Class C shares redeemed within 12 months of purchase. Long-term shareholders may pay indirectly more than the equivalent of the maximum deferred sales charge due to the recurring nature of 12b-1 fees.

(8)   AMG is voluntarily limiting its portion of the Management fee to 0.35% to offset fees paid to the sub-advisers so that the total Management fee does not exceed 1.00%.  Net operating expenses after these fee waivers are estimated to be 1.85%, 2.60%, 2.60% and 1.60% for Class A, B, C and Y Shares, respectively, of the Acquired Fund. Voluntary expense limitations may be revised or canceled at any time.

(9)   Payment of 12b-1 fees in connection with distribution-related services has been suspended for Class B shares of the Acquired Fund. Payment of shareholder services fees in connection with the personal, on-going servicing of shareholder accounts is payable monthly at the annual rate of 0.25% of the value of the average daily net assets of Class B shares.

Examples.  These examples are intended to help you compare the cost of investing in (1) each class of the Acquired Fund as it currently exists; (2) the relevant class of its corresponding Surviving Fund as it currently exists; and (3) the relevant class of the Surviving Fund if it acquires the corresponding Acquired Fund (the “Pro forma”)  with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable).  Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares*
Small Cap Fund (Class A shares)	$713	$1,135	$1,582	$2,817
Aberdeen Small Cap Fund (Class A shares)	$708	$1,132	$1,581	$2,822
Pro forma Aberdeen Small Cap Fund - After Reorganization (Class A shares)	$701	$1,000	$1,356	$2,357

*Assumes a CDSC does not apply

	1 Year	3 Years	5 Years	10 Years
Class B/Class A Shares*
Small Cap Fund (Class B shares)	$773	$1,138	$1,630	$2,888
Aberdeen Small Cap Fund (Class A shares)	$708	$1,132	$1,581	$2,822
Pro forma Aberdeen Small Cap Fund - After Reorganization (Class A shares)	$701	$1,000	$1,356	$2,357

*Assumes a CDSC does not apply

	1 Year	3 Years	5 Years	10 Years
Class C Shares
Small Cap Fund (Class C shares)	$373	$838	$1,430	$3,032
Aberdeen Small Cap Fund (Class C shares)	$309	$794	$1,406	$3,057
Pro forma Aberdeen Small Cap Fund - After Reorganization (Class C shares)	$309	$681	$1,214	$2,674

	1 Year	3 Years	5 Years	10 Years
Class Y/Institutional Class Shares
Small Cap Fund (Class Y shares)	$173	$536	$923	$2,009
Aberdeen Small Cap Fund (Institutional Class shares)	$108	$490	$897	$2,035
Pro forma Aberdeen Small Cap Fund - After Reorganization (Institutional Class shares)	$108	$373	$694	$1,605

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares
Small Cap Fund (Class B shares)	$273	$838	$1,430	$2,888

	1 Year	3 Years	5 Years	10 Years
Class C shares
Small Cap Fund (Class C shares)	$273	$838	$1,430	$3,032
Aberdeen Small Cap Fund (Class C shares)	$209	$794	$1,406	$3,057
Pro forma Aberdeen Small Cap Fund - After Reorganization (Class C shares)	$209	$681	$1,214	$2,674

** Expenses paid on the same investment in Class A, Class Y and Institutional Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

FEE TABLES FOR THE HIGH GRADE CORE FIXED INCOME FUND

 AND THE ABERDEEN CORE INCOME FUND

No. 4A.   Class A Shares

					Pro forma
Shareholder Fees (paid directly from your investment)	High Grade Core Fixed Income Fund (Class A)		Aberdeen Core Income Fund (Class A)		Aberdeen Core Income Fund (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.00	%(1)	4.25	%(2)	4.25	%(2)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 15 days after the date of purchase)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60	%(7)	0.30%		0.30%
Distribution and/or Service (12b-1) Fees	0.40	%(3)	0.25%		0.25%
Other Expenses	0.31%		0.31%		0.23%
Total Annual Fund Operating Expenses	1.31%		0.86%		0.78%
Less: Amount of Fee Limitations/Expense Reimbursements	0.15%		0.11	%(4)	0.03	%(4)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.16%		0.75%		0.75%

No. 4B.  Class B Shares/Class A Shares

					Pro forma
Shareholder Fees (paid directly from your investment)	High Grade Core Fixed Income Fund (Class B)		Aberdeen Core Income Fund (Class A)		Aberdeen Core Income Fund (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		4.25	%(2)	4.25	%(2)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	5.00	%(5)	None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 15 days after the date of purchase)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60	%(7)	0.30%		0.30%
Distribution and/or Service (12b-1) Fees	1.00%		0.25%		0.25%
Other Expenses	0.31%		0.31%		0.23%
Total Annual Fund Operating Expenses	1.91%		0.86%		0.78%
Less: Amount of Fee Limitations/Expense Reimbursements	None		0.11	%(4)	0.03	%(4)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.91%		0.75%		0.75%

No. 4C. Class C Shares

					Pro forma
Shareholder Fees (paid directly from your investment)	High Grade Core Fixed Income Fund (Class C)		Aberdeen Core Income Fund (Class C)		Aberdeen Core Income Fund (Class C)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(6)	1.00%		1.00%
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 15 days after the date of purchase)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60	%(7)	0.30%		0.30%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.31%		0.31%		0.23%
Total Annual Fund Operating Expenses	1.91%		1.61%		1.53%
Less: Amount of Fee Waivers and Limitation/Expense Reimbursements	None		0.11	%(4)	0.03	%(4)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.91%		1.50%		1.50%

No. 4D. Class Y/Institutional Class Shares

Pro forma
Shareholder Fees (paid directly from your investment)	High Grade Core Fixed Income Fund (Class Y)	Aberdeen Core Income Fund (Institutional)	Aberdeen Core Income Fund (Institutional)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price,

whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 15 days after the date of purchase)	None		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60	%(7)	0.30%		0.30%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.31%		0.31%		0.23%
Total Annual Fund Operating Expenses	0.91%		0.61%		0.53%
Less: Amount of Fee Limitations/Expense Reimbursements	None		0.11	%(4)	0.03	%(4)
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.91%		0.50%		0.50%

(1)   Lower sales charges are available depending upon the amount invested. Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 fees.

(2)   Class A shares of the Surviving Fund received in connection with the Reorganization will not be subject to the front end sales charge.  Class A shares of the Surviving Fund purchased after the Reorganization will be subject to the front end sales charge.

(3)   The Acquired Fund is limiting the 12b-1 fee for Class A shares to 0.25% through November 30, 2010.

(4)   The Aberdeen Trust and AAMI have entered into a written contract limiting operating expenses to 0.75%, 1.50% and 0.50% of average daily net assets for Class A, Class C and Institutional Class, respectively, at least through February 28, 2011.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses taxes, interest, brokerage fees, short-sale dividend expenses and underlying fund fees and expenses. The Aberdeen Trust is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the agreement at the time the fees were limited or expenses paid .  This contract may not be terminated before February 28, 2011, after which it may be terminated by AAMI upon proper prior notice to the Aberdeen Trust.

(5)   A CDSC applies to your redemption of Class B shares before the sixth anniversary of your purchase, declining from 5.00% within the first year to 0.00% after the sixth year. Long-term shareholders may pay indirectly more than the equivalent of the maximum deferred sales charge due to the recurring nature of 12b-1 fees.  The Surviving Fund will not offer Class B shares as part of the Reorganization; Class B shareholders of the Acquired Fund will be offered Institutional Service Class Shares of the Surviving Fund.  The unamortized CDSC liability for the Class B shares will be waived for shareholders and the liability paid-off by BOH.

(6)   A CDSC applies to your redemption of Class C shares redeemed within 12 months of purchase. Long-term shareholders may pay indirectly more than the equivalent of the maximum deferred sales charge due to the recurring nature of 12b-1 fees.

(7)   AMG is voluntarily limiting its portion of the Management fee to 0.45%.  Net operating expenses after these fee waivers are estimated to be 1.01%, 1.76%, 1.76% and 0.76% for Class A, B, C and Y Shares, respectively, of the Acquired Fund. Voluntary expense limitations may be revised or canceled at any time.

Examples.   These examples are intended to help you compare the cost of investing in (1) each class of the Acquired Fund as it currently exists; (2) the relevant class of its corresponding Surviving Fund as it currently exists; and (3) the relevant class of the Surviving Fund if it acquires the corresponding Acquired Fund (the “Pro forma”)  with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable).  Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares*
High Grade Core Fixed Income Fund (Class A shares)	$513	$784	$1,076	$1,903
Aberdeen Core Income Fund (Class A shares)	$498	$677	$871	$1,431
Pro forma Aberdeen Core Income Fund - After Reorganization (Class A shares)	$498	$658	$834	$1,344

*Assumes a CDSC does not apply

	1 Year	3 Years	5 Years	10 Years
Class B/Class A Shares*
High Grade Core Fixed Income Fund (Class B shares)	$694	$900	$1,232	$2,077
Aberdeen Core Income Fund (Class A shares)	$498	$677	$871	$1,431
Pro forma Aberdeen Core Income Fund - After Reorganization (Class A shares)	$498	$658	$834	$1,344

*Assumes a CDSC does not apply

	1 Year	3 Years	5 Years	10 Years
Class C Shares
High Grade Core Fixed Income Fund (Class C shares)	$294	$600	$1,032	$2,233
Aberdeen Core Income Fund (Class C shares)	$253	$497	$866	$1,904
Pro forma Aberdeen Core Income Fund - After Reorganization (Class C shares)	$253	$477	$828	$1,818

	1 Year	3 Years	5 Years	10 Years
Class Y/Institutional Class Shares
High Grade Core Fixed Income Fund (Class Y shares)	$93	$290	$504	$1,120
Aberdeen Core Income Fund (Institutional Class shares)	$51	$184	$329	$752
Pro forma Aberdeen Core Income Fund - After Reorganization (Institutional Class shares)	$51	$164	$290	$659

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares
High Grade Core Fixed Income Fund (Class Y shares)	$194	$600	$1,032	$2,077

	1 Year	3 Years	5 Years	10 Years
Class C shares
High Grade Core Fixed Income Fund (Class Y shares)	$194	$600	$1,032	$2,233
Aberdeen Core Income Fund (Class C shares)	$153	$497	$866	$1,904
Pro forma Aberdeen Core Income Fund - After Reorganization (Class C shares)	$153	$477	$828	$1,818

** Expenses paid on the same investment in Class A, Class Y and Institutional Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

How do the Funds portfolio turnovers compare?

A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal years ended July 31, 2009 for the Acquired Funds and October 31, 2009 for the Surviving Funds, each Fund’s portfolio turnover rate as a percentage of the average value of its portfolio was as shown in the chart below:

Acquired Fund	Portfolio Turnover	Surviving Fund	Portfolio Turnover
New Asia Growth Fund	47.98%	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	N/A
International Stock Fund	50.99%	Aberdeen International Equity Institutional Fund	116.59%
Small Cap Fund	118.96%	Aberdeen Small Cap Fund	146.24%
High Grade Core Fixed Income Fund	46.98%	Aberdeen Core Income Fund	N/A

How do the Funds performances compare?

The Aberdeen Core Income Fund has not yet commenced operations and has no performance history.  In addition, the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund’s performance information is not yet available for the Fund because it has not been in operation for a full calendar year.

The tables below compare the performance of the other two Acquired Funds and their corresponding Surviving Funds and provide an indication of the risks of investing in a Fund by showing how the average annual total returns of a Fund’s shares compare to those of broad-based securities market indices.  A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects the maximum front-end sales charge for Class A shares and the assumed CDSC for Class B and Class C shares, in each case based on the applicable Fund’s current sales charge schedules.  Performance reflects expense limitations in effect.  If expense limitations were not in place, a Fund’s performance would have been lower.

These definitions apply to the after-tax returns:

Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by a shareholder.

Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Class A shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares.  These returns reflect taxes paid on distributions on a Fund’s Class A shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates.  The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the times of the distributions and do not reflect state and local taxes.  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

The returns presented for the Aberdeen Small Cap Fund for periods prior to June 23, 2008 and for the Aberdeen International Equity Institutional Fund for periods prior to July 20, 2009 reflect the performance of a predecessor fund (each, a “Predecessor Fund”).  The Aberdeen Small Cap Fund and Aberdeen International Equity Institutional Fund adopted the performance of the applicable Predecessor Fund as the result of reorganizations on June 23, 2008 and July 20, 2009, respectively, in which the Aberdeen Small Cap Fund and the Aberdeen International Equity Institutional Fund acquired all of the assets, subject to the liabilities, of the applicable

Predecessor Fund.  The Aberdeen Small Cap Fund and the Aberdeen International Equity Fund have substantially similar investment objectives and strategies to the applicable Predecessor Fund.

Pacific Capital International Stock Fund

Average Annual Total Returns (For the periods ended December 31, 2009)(1)	1 Year	5 Years	10 Years or if shorter, since Inception
Class A
Return Before Taxes	36.64%	3.75%	(2.78)%
Return After Taxes on Distributions	36.93%	2.79%	(3.88)%
Return After Taxes on Distributions and Sale of Fund Shares	24.09%	3.23%	(2.66)%
MSCI® All Country World ex US Index(2)	42.14%	6.30%	3.12%
Class B
Return Before Taxes	39.13%	3.92%	(2.78)%
MSCI® All Country World ex US Index(2), (3)	42.14%	6.30%	3.12%
Class C (inception 4/30/04)
Return Before Taxes	42.01%	4.04%	(2.93)%
MSCI® All Country World ex US Index(2), (3)	42.14%	6.30%	3.12%
Class Y
Return Before Taxes	44.43%	5.09%	(1.97)%
MSCI® All Country World ex US Index(2)	42.14%	6.30%	3.12%

Aberdeen International Equity Institutional Fund

Average Annual Total Returns (For the periods ended December 31, 2009)	1 Year	5 Years	Since Inception
Institutional Class
Return Before Taxes	26.01%	4.08%	(0.63)%
Return After Taxes on Distributions	25.74%	3.64%	(1.85)%
Return After Taxes on Distributions and Sale of Fund Shares	17.25%	3.38%	(1.02)%
MSCI® All Country World ex US Index(2)	42.14%	6.30%	3.12%

Class A, B and C Shareholders of the Acquired Fund will receive Institutional Service Class shares of the Surviving Fund in connection with the Reorganization.  Institutional Class Share performance information is shown above.

Institutional Service Class (3)

Return Before Taxes	26.01%	4.08%	(0.63)%
MSCI® All Country World ex US Index(2)	42.14%	6.30%	3.12%

(1)   Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)   The MSCI® All Country World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States.  The Index does not pay sales charges, fees or expense.  If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.  Individuals cannot invest directly in an index.  The MSCI® All Country World ex U.S. Index reports returns on a monthly basis as of the last day of the month.  Therefore, performance information shown for the Index is since August 31, 2000.

(3)   Institutional Service Class shares have not been in operation for a full calendar year.  The returns for Institutional Service Class shares will be substantially similar to returns for Institutional Class shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the Classes have different expenses.   Therefore, returns for the Institutional Class are shown.

Pacific Capital Small Cap Fund

Average Annual Total Returns (For the periods ended December 31, 2009) (1)	1 Year	5 Years	10 Years or if shorter, since Inception
Class A
Return Before Taxes	16.75%	(2.83)%	9.15%
Return After Taxes on Distributions	16.75%	(4.16)%	7.02%
Return After Taxes on Distributions and Sale of Fund Shares	10.89%	(2.58)%	7.19%
Russell 2000® Index (2)	27.17%	0.51%	3.51%
Class B
Return Before Taxes	19.23%	(2.39)%	9.07%
Russell 2000® Index (2)	27.17%	0.51%	3.51%
Class C (3)
Return Before Taxes	21.51%	(2.49)%	8.92%
Russell 2000® Index (2)	27.17%	0.51%	3.51%
Class Y
Return Before Taxes	23.67%	(1.53)%	10.00%
Russell 2000® Index (2)	27.17%	0.51%	3.51%

Aberdeen Small Cap Fund

Average Annual Total Returns (For the periods ended December 31, 2009) (1)	1 Year	5 Years	10 Years or if shorter, since Inception
Class A
Return Before Taxes	29.67%	1.21%	5.15%
Return After Taxes on Distributions	29.67%	(1.35)%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares	19.28%	(0.15)%	3.60%
Russell 2000® Index (2)	27.17%	0.51%	3.51%

Class B Shareholders of the Acquired Fund will receive Class A shares of the Surviving Fund in connection with the Reorganization.  Class A Share performance information is shown above.

Class C (4), (5)
Return Before Taxes	35.52%	1.72%	5.08%
Russell 2000® Index (2)	27.17%	0.51%	3.51%
Institutional Class(6)
Return Before Taxes	37.95%	2.74%	6.03%
Russell 2000® Index (2)	27.17%	0.51%	3.51%

(1)   Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)   The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(3)   Class C shares were not in existence prior to April 30, 2004. Performance information for Class C shares prior to April 30, 2004 is based upon the performance of Class B shares.

(4)   Returns before the first offering of Class C shares (March 1, 2001) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund.  This performance is substantially similar to what Class C shares would have produced because all classes invest in the same portfolio of securities.  Class C performance has been adjusted to reflect applicable sales charges.

(5)   A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004.  Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(6)   Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class Shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

What are other differences between the Acquired Funds and Surviving Funds?

Service Providers

AMG currently serves as investment adviser to the Acquired Funds.  AMG is a division of BOH.  First State Investments International Limited (“First State”) is the sub-adviser to the New Asia Growth Fund.  Hansberger Global Investors, Inc. (“Hansberger”) is the sub-adviser to the International Stock Fund.  NACM, Wellington Management and Mellon Capital are the sub-advisers for the Small Cap Fund.

AAMI serves as the investment adviser to each of the Surviving Funds.  AAMI is part of a global investment advisory business.  Aberdeen’s international expertise lies with its affiliates:  Aberdeen Asset Management Investment Services Limited (“AAMISL”), a United Kingdom corporation, and Aberdeen Asset Management Asia Limited (“AAMAL”), a Singapore corporation.  Both AAMISL and AAMAL are registered as investment advisers with the SEC.  AAMI has hired AAMISL with respect to the Aberdeen International Equity Institutional Fund, and AAMAL with respect to the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, as sub-advisers to assist AAMI in its management and oversight of those Surviving Funds.  To the extent that AAMISL or AAMAL do not have management over a specific portion of the applicable Surviving Fund’s assets, AAMISL and AAMAL will assist AAMI with oversight for the applicable Surviving Fund.  Portfolio manager teams from AAMISL and AAMAL are allocated a specific portion of the applicable Surviving Fund’s assets to manage and AAMISL and AAM will receive a fee from AAMI for their investment decision services.

The Acquired Funds and Surviving Funds have different administrators, distributors, and other service providers.  For more information about investment advisory fees of each Acquired Fund and its corresponding Surviving Fund and for a detailed description of the management of the Surviving Funds and other service providers to the Surviving Funds, please see “Comparison of Acquired Funds and Surviving Funds — Who manages the Funds and Who are the Other Service Providers?” below.

Pricing of Shares

The price of each share of an Acquired Fund or a Surviving Fund is based on its per share net asset value (“NAV”).  The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

The NAV for shares of each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (normally at 4 p.m. Eastern time) on days the Exchange is open. A purchase, exchange or redemption order will be priced at the next NAV calculated after the order is received by the Fund (plus any applicable sales charge). The value of securities traded in markets outside the United States and, therefore, the NAV of Funds that hold these securities, may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

In valuing their securities, the Pacific Capital Trust and the Aberdeen Trust generally use the current market value if one is readily available.  The Pacific Capital Trust values securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System at the NASDAQ official closing price.  In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the Pacific Capital Trust bases its valuations on the mean between the bid and asked prices.  Each of the Pacific Capital Trust and the Aberdeen Trust values debt obligations with remaining maturities of 60 days or less at amortized cost.   The Aberdeen Trust values debt and other fixed income securities (other than short-term obligations) at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Aberdeen Trust Board.  If such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers.

Securities held by a Fund for which market prices are not readily available or for which the investment adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Pacific Capital Trust Board or the Aberdeen Trust Board. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.  Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets.  Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.  When fair value pricing is employed, the prices of securities used in the daily computation of a Fund’s NAV may differ from quoted or published prices for the same securities.

Shareholders should be aware that because foreign markets are often open on weekends and other days when the Funds are closed, the value of the Funds’ portfolios may change on days when it is not possible to buy or sell shares of the Funds.

Sales Load, Redemption Fees and Rule 12b-1 Arrangements for Acquired Funds and Surviving Funds

Acquired Fund Class A Shares.  There is a maximum sales charge of 4.00% for Class A shares of the High Grade Core Fixed Income Fund and a maximum sales charge of 5.25% for Class A shares of the other remaining Acquired Funds.  The sales charge is calculated as a percentage of the offering price for Class A shares.  Sales charges are reduced as the amount increases, provided the amount invested reaches certain specified levels.  There is no sales charge on purchases of $1,000,000 or more.  Class A shares are subject to annual distribution and service fees of up to 0.40% of the Fund’s net assets, 0.25% of which may be used for servicing shareholders as a Rule 12b-1 fee.

Surviving Fund Class A Shares.  There is a maximum sales charge of 4.25% for Class A shares of the Aberdeen Core Income Fund and a maximum sales charge of 5.75% for Class A shares of the Aberdeen Small Cap Fund.  The sales charge is calculated as a percentage of the offering price for Class A shares.  Sales charges are reduced as the amount increases provided the amount invested reaches certain specified levels.  There is no sales charge on purchases of $1,000,000 or more but they are subject to a contingent deferred sales load of 0.75% for the Aberdeen Core Income Fund or 1.00% for the Aberdeen Small Cap Fund if a redemption is made within 18 months of purchase and a finder’s fee is paid by the Fund’s distributor or adviser to a financial intermediary (this charge will not apply to Class A shares acquired in the Reorganizations).  Class A shares are subject to a Rule 12b-1 fee at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares and are also subject to an Administrative Service Fee (sub-transfer agency fee) of up to 0.25% of average daily net assets.

Class B Shares.  For the Acquired Funds, there is no front-end sales charge on Class B shares.  However, Class B shares are subject to a contingent deferred sales charge of up to 5.00% on shares redeemed within six years after purchase.  Class B shares are subject to a Rule 12b-1 fee at an annual rate of 1.00% of the Fund’s average daily net assets attributable to Class B shares.  Class B shares convert to Class A shares after eight years.  The Class B shares of the Acquired Funds that are proposed to be reorganized into Surviving Fund Class A shares will have no sales load charged upon the Reorganization and no contingent deferred sales charged on any subsequent redemption.

Class C Shares.  For both the Acquired Funds and Surviving Funds, there is no front end sales charge on Class C shares.  However, Class C shares are subject to a CDSC of 1.00% of certain redemptions within the first year of purchase.  Class C shares are subject to a Rule 12b-1 fee at an annual rate of 1.00% of the Fund’s average daily net assets attributable to Class C shares.

Class Y Shares.  Class Y shares of the Acquired Funds are offered at net asset value with no front end or contingent deferred sales charge and are not subject to a Rule 12b-1 fee.

Institutional Class Shares.  Institutional Class shares of the Surviving Funds are offered at net asset value with no front end or contingent deferred sales charge and are not subject to a Rule 12b-1 fee.

Institutional Service Class Shares.  Institutional Service Class shares of the Surviving Funds are offered at net asset value with no front end or contingent deferred sales charge and are not subject to a Rule 12b-1 fee.  The Institutional Service Class shares are subject to an administrative service fee (sub-transfer agency fee) of up to 0.25% of average daily net assets.

Redemption Fees. The New Asia Growth Fund and the International Stock Fund each impose a 2.00% redemption fee (short-term trading fee) for any shares redeemed within 30 days after the date they were acquired.  Although the New Asia Growth Fund and the International Stock Fund have a goal of applying this redemption fee to most such redemptions or exchanges, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee or to certain types of redemptions that do not indicate market timing strategies. Further, the fee does not apply to shares purchased through reinvested dividends or capital gains.

The Surviving Funds impose a 2.00% redemption fee (short-term trading fee) for any shares redeemed within 90 days (15 days for the Aberdeen Core Income Fund) after the date they were acquired and intend for the fee to discourage frequent trading of Surviving Fund shares that can negatively affect the Surviving Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.  Surviving Fund shares issued in connection with the Reorganization will not be subject to the redemption fee.

The Acquired Funds’ and Surviving Funds’ purchase, redemption, exchange, dividend and other policies and procedures are generally similar.  For more information, see “Comparison of Acquired Funds and Surviving Funds — Comparison of Dividends, Distribution, Purchase, Redemption and Exchange Policies” below and “Additional Information About the Surviving Funds.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of an Acquired Fund or a Surviving Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Where can I find more financial information about the Funds?

The Acquired Funds’ annual reports, which are incorporated by reference into the Statement of Additional Information, contain a discussion of each Acquired Fund’s performance during the past fiscal period and shows per share information for each of the past five fiscal years or if an Acquired Fund or share class has not been in operation for five years, for the life of the Acquired Fund or share class.  These documents also are available upon request.  (See “More Information About the Funds” below.)  The Surviving Funds’ annual reports are also incorporated by reference into the Statement of Additional Information.   The Aberdeen Core Income Fund has not yet commenced operations and the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund has been in operation for less than six months and thus neither has yet to publish an annual or semi-annual report.

What are the principal risks associated with investments in the Funds?

Like all investments, an investment in an Acquired Fund or Surviving Fund involves risk.  There is no assurance that an Acquired Fund or Surviving Fund will meet its investment objective.  An Acquired Fund’s or Surviving Fund’s ability to achieve its investment objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills.  As with most investments in mutual funds, the best results are achieved when investments in an Acquired Fund or Surviving Fund are held for a number of years.

The following pages summarize the risks of each Acquired Fund and its corresponding Surviving Fund (each referred to as a “Fund”).  Each corresponding Surviving Fund’s risks are substantially similar to those of the Acquired Fund.  The table below indicates the investments in which each Fund may invest and the risks to which each Fund is subject and are described in more detail below the table:

Acquired Fund	New Asia Growth Fund	International Stock Fund	Small Cap Fund	High Grade Core Fixed Income Fund
Aberdeen Asia-Pacific
	(ex-Japan) Equity	Aberdeen International	Aberdeen Small Cap	Aberdeen Core Income
Surviving Fund	Institutional Fund	Equity Institutional Fund	Fund	Fund
Asian Risk	•	•
Asian-Pacific Risk	•
Asset-Backed Securities				•
Convertible Securities	•	•
Country/ Regional Focus Risk	•
Credit Risk				•
Depositary Receipts	•	•
Derivatives Risk (including Options, Futures and Swaps)	•	•	•	•
Emerging Markets Risk	•	•
Event Risk	•	•	•	•
Floating- and Variable-Rate Securities				•
Focus Risk		•
Foreign Securities Risk	•	•	•	•
Futures and Options on Futures	•
High-Yield Bonds and Other Lower-Rated Securities				•
Impact of Sub-Prime Mortgage Market				•
Interest Rate Risk				•
Liquidity Risk	•	•	•	•
Market Risk	•	•	•	•
Mortgage-Backed Securities				•
Mortgage-Related Securities Risk				•
Municipal Securities				•
Options	•	•
Portfolio Turnover		•	•	•
Preferred Stock	•	•	•
Recent Market Events Risk	•	•	•	•
REIT And Real Estate Risk		•	•

Acquired Fund	New Asia Growth Fund	International Stock Fund	Small Cap Fund	High Grade Core Fixed Income Fund
Surviving Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen International Equity Institutional Fund	Aberdeen Small Cap Fund	Aberdeen Core Income Fund
Repurchase Agreements		•		•
Restricted and Other Illiquid Securities		•
Securities Lending	•	•	•	•
Selection Risk	•	•	•
Small-Cap and Mid-Cap Risk	•	•	•
Structured Instruments		•
Swaps	•	•
Temporary Investments	•	•	•	•
U.S. Government Securities and U.S. Government Agency Securities				•
Valuation Risk	•			•
Warrants	•	•
Zero Coupon Bonds		•		•

Asian Risk — The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries. Many countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor in the Fund should consider include the following:

•                  Investing in Asian companies could be adversely affected by major hostilities in the area. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject the Fund to increased volatility and substantial declines in value.

•                  Many Asian countries are dependent on the economies of the United States and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on the Fund’s investment portfolio and share price.

•                  Most of the securities markets of Asia have substantially less volume than the New York Stock Exchange, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.

•                  Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy.

•                  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.

Asian-Pacific Risk — Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian-Pacific region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security — if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Country/Regional Focus Risk — Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. The Fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Some additional risks of investing in derivatives include:  the other party to the derivatives contract may fail to fulfill its obligations; their use may reduce liquidity and make the Fund harder to value, especially in declining markets; the Fund may suffer disproportionately heavy losses relative to the amount invested; and changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Emerging Markets Risk — All of the risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Event Risk — Event Risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt.  Added debt may significantly reduce the credit quality and market value of a company’s bonds.

Floating- and Variable-Rate Securities — These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. The Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Focus Risk — The Fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well: political and economic instability; the impact of currency exchange rate fluctuations; reduced information about issuers; higher transaction costs; less stringent regulatory and accounting standards; and delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Futures and options on futures — The Fund may utilize futures and options on futures. Futures and options on futures are exchange-traded contracts that enable the Fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.

High-Yield Bonds, Bank Loans and Other Lower Rated Securities — Investment in high-yield bonds (also known as junk bonds), bank loans and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities and bank loans tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, the Fund is subject to the following risks:

•                  increased price sensitivity to changing interest rates and to adverse economic and business developments;

•                  greater risk of loss due to default or declining credit quality;

•                  greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due; and

•                  negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

Impact of Sub-Prime Mortgage Market — The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Interest Rate Risk — Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise, and when interest rates decline the value of fixed income securities will rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.)

Liquidity Risk — The Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that the Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, the Fund could lose value if the individual stocks in which it maintains long positions decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which it sells short increase in price.

Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including: corporate earnings; production; management; sales; and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.  Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Mortgage-Backed Securities — The Fund may investment mortgage-backed securities.  These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Mortgage-Related Securities Risk — The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged homes to weaker borrowers (subprime mortgage loans) that have caused rising defaults on loans. The default rate on these loans is higher than initially anticipated and, continues to grow. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. Additionally, instability in the markets for mortgage-related securities may affect the liquidity of such securities, which means that the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions.

Furthermore, instability and illiquidity in the market for lower rated mortgage-related securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. These events may increase the risks associated with investments in mortgage-related securities.

Municipal Securities — The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

Options — The Fund may purchase and write both put and call options for hedging or speculative purposes. Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

Portfolio Turnover — A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Preferred Stock — The Fund may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Recent Market Events Risk — The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser. These market conditions may continue or worsen.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties.  REITs that invest in real estate mortgages are also subject to prepayment risk.  To the extent the Fund invests in REITs, the Fund may be subject to these risks.

Repurchase Agreements — The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer.  The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

Restricted and Other Illiquid Securities — The Fund may invest in restricted and other illiquid securities. These securities generally have restrictions on trading or may not be actively traded. Restricted and illiquid securities may include private placements.

Securities Lending — The Surviving Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Surviving Fund may lose money and there could be a delay in recovering the loaned securities. The Surviving Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to the Surviving Fund.

Selection Risk — The investment team may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Small-Cap and Mid-Cap Risk — Market capitalization is the total value of a company’s outstanding securities.  In general, stocks of small-cap companies and mid-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger-cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

Structured Instruments — The Fund may invest in structured investments. Structured investments include swaps, structured securities and other instruments that allow the Fund to gain access to the performance of a benchmark asset (such as an index or selected bonds) in which the Fund may not be able to invest directly due to market restrictions, scarcity of investment opportunities, or other reasons. See Derivatives Risk, Swaps and Valuation Risk.

Swaps — The Fund may invest in swaps. A swap is a contract between the Fund and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, the Fund may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more bonds) where the Fund’s direct investment is restricted. Interest rate swaps involve the exchange by the Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.  A swaption is an option to enter into a swap agreement.

The use of interest rate swaps, credit swaps, currency swaps, options on swaps and other swap transactions, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund’s adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Temporary Investments — If the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: short-term U.S. government securities; certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; prime quality commercial paper; repurchase agreements covering any of the securities in which the Fund may invest directly; shares of money market funds; and shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.  The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

U.S. Government Securities and U.S. Government Agency Securities — U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S.  government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by: the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates; the Federal Home Loan Banks; the Federal National Mortgage Association (“FNMA”); the Federal Home Loan Mortgage Corporation (“FHLMC”); and the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of the Fund are not guaranteed.

FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas FNMA and FHLMC could buy, and until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over FNMA and FHLMC and placing the companies in conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

Warrants — The Fund may invest in warrants. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

Zero Coupon Bonds — These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, the Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

Comment on Differences Regarding Highlighted Principal Risks.

As discussed in the section entitled “Investment Strategies,” certain of the Acquired Funds and Surviving Funds have different investment strategies and/or differences in how the strategy is implemented.  For example:

•                  The Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund can invest in Australia and New Zealand in addition to the same Asian countries in which the corresponding Acquired Fund may invest.  These two Funds also follow different investment strategies:  the Acquired Fund focuses on growth prospects while the Surviving Fund focuses on both value and growth prospects.  Further, the Acquired Fund specifically limits the amount of “junk bonds” in which it may invest.

•                  The Aberdeen International Equity Fund currently specifically limits its investments to major foreign markets, while the corresponding Acquired Fund does not.

•                  The High Grade Core Fixed Income Fund and the corresponding Surviving Fund have different investment objectives in that the Surviving Fund also seeks capital appreciation.  The Surviving Fund is also permitted to invest a higher threshold of its net assets in “junk bonds.”

Although there are similarities and differences in the investment strategies and how they are implemented, the Acquired Funds and the corresponding Surviving Funds generally have similar principal risk profiles.  The following discusses some of the Acquired Funds’ highlighted principal risks that are not highlighted for the corresponding Surviving Funds.

The New Asia Growth Fund highlights interest rate risk in connection with any debt investments and particularly notes that it may invest in speculative junk bonds, whereas the corresponding Surviving Fund does not suggest either as principal risks.  The International Stock Fund also highlights the interest rate risk of investing in any debt instruments as a principal risk, whereas the corresponding Surviving Fund does not.  The Small Cap Fund indicates as principal risks the risk of its investments in derivatives and convertible securities as well as the interest rate risk of investing in any debt instruments.  In addition, the Aberdeen Small Cap Fund highlights its portfolio turnover risk.  As noted above, the High Grade Core Fixed Income Fund limits its investment in junk bonds to 10% of its net assets, whereas the corresponding Aberdeen Core Income Fund may invest up to 5% of its net assets in junk bonds.  The High Grade Core Fixed Income Fund may be more susceptible to the risks of investing in such securities which are generally more volatile than investment-grade debt investments.

REASONS FOR THE REORGANIZATION

Background Information Regarding the Pacific Capital Trust

Since the inception of the Pacific Capital Trust, most of its assets have been held by accounts managed by BOH on behalf of its customers and clients for which it acts as trustee, agent or custodian; as of [              ], 2010, more than [    ]% of the Pacific Capital Trust’s assets were held by such accounts.  The total assets of the Pacific Capital Trust have declined from approximately $[      ] in [                    ], 200[_] to approximately $[    ] as of [                ], 2010.

In [                  ], 2009 AMG informed the Pacific Capital Trust Board that BOH had decided, as part of a long-term business strategy, to further transition its wealth management activities to an “open architecture” investment process that will provide a wider range of investment options to its clients than is currently the case.  AMG indicated that, as a result of this change, the assets of the Acquired Funds and the other portfolios of the Pacific Capital Trust were likely to continue to decrease in the future, as a substantial portion of those assets are likely to migrate to other investment products.  AMG further indicated that under these circumstances it would be in the best interests of the Pacific Capital Trust’s shareholders to close the Trust.

Information provided to the Pacific Capital Trust Board by AMG indicated that the likely decrease in assets of the Pacific Capital Trust would result in increases in the expense ratios of the Acquired Funds and the other portfolios of the Pacific Capital Trust, and as a result the Acquired Funds and most of the other portfolios of the Pacific Capital Trust were not likely to be economically sustainable as stand-alone product offerings in the future.  AMG indicated that under the circumstances it would proceed to explore various alternatives for the future of the Acquired Funds and the other portfolios of the Pacific Capital Trust, including reorganization as portfolios of other mutual funds managed by advisers not affiliated with AMG, reorganization as portfolios of a “multiple series trust” mutual funds administered by other organizations and managed by AMG as adviser or sub-adviser, and liquidation.  From [                    ],  2009 through January 2010, AMG kept the Pacific Capital Trust Board informed about its exploration of various alternatives at the Board’s regular meetings, including development of a list of potential transaction counterparties, proposals to some of those counterparties, and additional due diligence with respect to counterparties that expressed interest in possible transactions.

At a special meeting of the Pacific Capital Trust Board on January 26, 2010, AMG reported on the results of its exploration of alternatives as follows:

•                  AMG indicated that it had reached an agreement in principle with AAMI, a Delaware corporation, to sell certain of AMG’s assets (the “Purchased Property”) to AAMI (the sale of the Purchased Property by AMG to AAMI is referred to herein as the “Transaction”), subject to execution of a definitive sale agreement and customary closing conditions, including required approvals of the Reorganization of the Acquired Funds into the Surviving Funds.

•                  AMG recommended that the Pacific Capital Trust Board approve the Reorganizations of the Acquired Funds into the Surviving Funds, subject to customary conditions including regulatory approvals in various jurisdictions and approval by shareholders of the Acquired Funds.

•                  AMG recommended that the Pacific Capital Trust Board approve the reorganization of two other portfolios of the Pacific Capital Trust (the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund) as portfolios of “multiple series trust” mutual fund administered by an unaffiliated organization, with AMG acting as adviser to the reorganized portfolios, subject to customary conditions including regulatory approvals in various jurisdictions and approval by shareholders of the two Pacific Capital Trust portfolios.

•                  AMG recommended that the Pacific Capital Trust Board approve the liquidation of the other six portfolios of the Pacific Capital Trust.

Board Consideration of the Reorganizations

In preparation for the January 26, 2010 meeting of the Pacific Capital Trust Board, extensive written information and analyses about the proposed Reorganizations, AAMI and its investment advisory affiliates (collectively, the “Aberdeen Advisers”), and AMG’s other recommendations were provided to the Pacific Capital Trust Board.  At that meeting and a subsequent special meeting on January 28, 2010, this material and all of AMG’s recommendations were considered and discussed by the Pacific Capital Trust Board and by the Independent Trustees meeting separately.  In addition, the Pacific Capital Trust Board had the opportunity to ask questions of AMG as well as the Aberdeen Advisers, several trustees of the Aberdeen Trust, and their respective legal counsel.  In considering these matters, the Pacific Capital Trust and its Independent Trustees were advised by counsel that is experienced in 1940 Act matters and is independent of BOH and AAMI.

The Pacific Capital Trust Board evaluated and considered the overall capabilities of the Aberdeen Advisers as investment advisers and Aberdeen Fund Distributors, LLC (“AFD”) as a distributor.  The Pacific Capital Trust Board received and considered a presentation from the Aberdeen Advisers’ representatives regarding the history and current operations of the Aberdeen Advisers and AFD, both in the United States and worldwide.  The Pacific Capital Trust Board considered the current operations and infrastructure of the Aberdeen Advisers with respect to the Aberdeen Trust and the Surviving Funds, including among other things the financial capability of AAMI to continue to carry out its obligations to the Aberdeen Trust; the nature, extent and quality of administrative, compliance and shareholder services provided to the Aberdeen Trust; and the ability of the Aberdeen Advisers to provide services to the shareholders of the Acquired Funds, whether or not current BOH or AMG personnel become employed by the Aberdeen Advisers following the Transaction.

The Pacific Capital Trust Board noted that the investment objectives of the Acquired Funds are not materially different from the investment objectives of the Surviving Funds, except that Aberdeen Core Income Fund seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation while the High Grade Core Fixed Income Fund only seeks current income.  After review, the Pacific Capital Trust Board determined that as a practical matter the Aberdeen Core

Income Fund was not likely to be managed by the Aberdeen Advisers in a significantly different manner from AMG’s past management of the High Grade Core Fixed Income Fund.  The Pacific Capital Trust Board also considered the investment strategies, restrictions, and risks of the Acquired Funds, which they concluded are substantially similar to the investment strategies, restrictions, and risks of the Surviving Funds.  See “Summary: How do the investment objectives and investment strategies of each Acquired Fund and its corresponding Surviving Fund Compare.”

In deciding whether to recommend approval of the Reorganizations to shareholders, the Pacific Capital Trust Board also considered the performance history of the Aberdeen International Equity Institutional Fund and the Aberdeen Small Cap Fund.  As the Aberdeen Core Income Fund had not yet commenced operation and the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund had only recently commenced operation, the Pacific Capital Trust Board considered the composite performance of separate accounts managed by the Aberdeen Advisers in the same manner as the proposed operations of those Funds.  The Pacific Capital Trust Board concluded that the Aberdeen Advisers’ performance had been satisfactory and, in most cases, equal to or better than the performance of the Acquired Funds, and that the Aberdeen Advisers’ management of the Surviving Funds should benefit the Acquired Funds and their shareholders.

In reviewing the Reorganizations, the Pacific Capital Trust Board also considered the fees and expense ratios of the Acquired Funds and the Surviving Funds and the effect of existing fee waivers and expense limitations on such expense ratios.  They noted that the advisory fees for the Surviving Funds were less than the advisory fees for the Acquired Funds (except for the advisory fee for the Small Cap Fund, which was slightly higher), and that the total expense ratios for the Surviving Funds were substantially lower than those of the Acquired Funds.

The Pacific Capital Trust Board was informed by AMG that the Acquired Funds’ shareholders will not bear the costs related to the Reorganizations, including, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation, and transfer taxes, which costs will be allocated between AMG and AAMI.  AMG also informed the Pacific Capital Trust Board that each Reorganization will be structured as a tax-free reorganization.

The Pacific Capital Trust Board also considered the benefits to the shareholders of the Acquired Funds of becoming shareholders of a larger family of funds than the Pacific Capital Trust, the likely impact on shareholders of the Reorganizations, the care and diligence demonstrated by AMG in exploring alternatives for the future of the Acquired Funds, and the alternatives reasonably available to each Acquired Fund if the Reorganization did not take place. In addition, the Pacific Capital Trust Board considered the sale of the Purchased Property to AAMI as it relates to the Reorganizations.

On January 28, 2010, the Pacific Capital Trust Board unanimously approved the Reorganizations in principle, subject to negotiation of a satisfactory Reorganization Agreement and a visit by the Chairman of the Board to the offices of AAMI.

Board Approval of the Reorganizations

Upon completion of these remaining matters, on February 18, 2010 at a special meeting of the Pacific Capital Trust Board, the Pacific Capital Trust Board unanimously concluded that the Reorganization is in the best interests of each Acquired Fund and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.  The Pacific Capital Trust Board further unanimously recommended that the shareholders of the Acquired Funds approve the Reorganizations.

As described above, the recommendation of the Pacific Capital Trust Board were based in substantial part on the following conclusions:

•                  Without a reorganization, the Acquired Funds would likely face unsustainable increases in operating expenses.

•                  AAMI has favorable qualifications, personnel and background to operate the Aberdeen Trust, including the Surviving Funds.

•                  The Surviving Funds’ investment objectives, strategies, restrictions and portfolio management are not materially different than those of the Acquired Funds, except as noted.

•                  The Surviving Funds are likely to have substantially lower total expenses than the Acquired Funds.

•                  The Surviving Funds will have funding, resources and distribution channels that may enable the Surviving Funds to enjoy increased growth and possible economies of scale.

•                  The Acquired Funds will not bear any costs of the Reorganizations.

•                  Each Reorganization will be structured as a tax-free reorganization.

On January 29, 2010, the Aberdeen Trust Board also approved the Reorganizations on behalf of each of the Surviving Funds.

On [    ], 2010, the Pacific Capital Trust, on behalf of each of the Acquired Funds, entered into the Reorganization Agreement with the Aberdeen Trust, on behalf of each of the Surviving Funds.  The Reorganization Agreement provides that each Acquired Fund will transfer all of its assets and identified liabilities to its corresponding Surviving Fund in exchange for shares of the Surviving Fund and those shares will be transferred to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as shown in the chart below in the section entitled “How will the Reorganization be carried out?”  After the Reorganization, shareholders of each Acquired Fund as of the Closing Date will be shareholders of their corresponding Surviving Fund.

The Pacific Capital Trust Board’s recommendation regarding, and any shareholder approval of, the Reorganization Agreement with respect to an Acquired Fund is not conditioned on the consummation of the Transaction.  The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Pacific Capital Trust Board’s right to terminate the Reorganization Agreement with respect to an Acquired Fund if it determines that proceeding with the Reorganization is inadvisable for such Acquired Fund.  The Reorganization of each Acquired Fund into a corresponding Surviving Fund will be voted on separately by its shareholders.

If the shareholders do not approve the Reorganization of one or more of the Acquired Funds, this could affect the completion of the Reorganization with respect to the other Acquired Funds. Completion of the Transaction and each of the Reorganizations is conditioned on the approval of the Reorganizations of all Acquired Funds by their respective shareholders.  However, if the Reorganization of the Small Cap Fund into the Aberdeen Small Cap Fund (the “Small Cap Reorganization”) is not approved by the Small Cap Fund’s shareholders on or before July 16, 2010,  but each of the other Reorganizations is approved by that date, then the other approved Reorganizations will be completed by July 20, 2010 and the Small Cap Reorganization will not be completed absent further action by the Pacific Capital Trust Board and the Aberdeen Trust’s Board of Trustees and by the Small Cap Fund’s shareholders.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor (referred to as “Independent Directors” or “Independent Trustees”).

BOH and AAMI believe there are no circumstances arising from the Reorganizations that might result in the imposition of an “unfair burden” on any Acquired Fund as defined in Section 15(f) of the 1940 Act.  Moreover, AAMI has agreed that for two years after the completion of the Reorganizations, it will refrain from imposing any unfair burden on any Acquired Fund.  At the present time, over 80% of the Aberdeen Trust Board are considered to be Independent Trustees and expect to remain so following the sale of the Purchased Property.  BOH and AAMI have agreed to not take any action that would cause the Aberdeen Trust Board to fail to comply with its current practice that at least 75% of the Board members be considered as Independent Trustees (that is, not “interested persons” of

BOH or AAMI, as defined under the 1940 Act) and not to seek to change such practice during the three-year period after the completion of the Proposed Transaction.

FOR THE REASONS DISCUSSED ABOVE, THE PACIFIC CAPITAL TRUST BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

INFORMATION ABOUT THE REORGANIZATIONS AND THE REORGANIZATION AGREEMENT

This is only a summary of the Reorganization Agreement.  You should read the actual Reorganization Agreement relating to the Reorganization, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will each Reorganization be carried out?

First, the Reorganization must be approved by shareholders of all of the Acquired Funds as to each Acquired Fund’s Reorganization into the corresponding Surviving Fund.  The Reorganization of each Acquired Fund into a corresponding Surviving Fund will be voted on separately by its shareholders.

If the shareholders do not approve the Reorganization of one or more of the Acquired Funds, this could affect the completion of the Reorganization with respect to the other Acquired Funds. Completion of the Transaction and each of the Reorganizations is conditioned on the approval of the Reorganizations of all Acquired Funds by their respective shareholders.  However, if the Reorganization of the Small Cap Fund into the Aberdeen Small Cap Fund (the “Small Cap Reorganization”) is not approved by the Small Cap Fund’s shareholders on or before July 16, 2010,  but each of the other Reorganizations is approved by that date, then the other approved Reorganizations will be completed by July 20, 2010 and the Small Cap Reorganization will not be completed absent further action by the Pacific Capital Trust Board and the Aberdeen Trust’s Board of Trustees and by the Small Cap Fund’s shareholders.

If the shareholders of the Acquired Funds approve the Reorganization Agreement, the Reorganization will take place after the parties to the Reorganization Agreement satisfy various conditions.  The Reorganization Agreement contains a number of conditions that must be met before either an Acquired Fund or Surviving Fund is obligated to proceed with the Reorganization.  These include, among others, that (1) shareholders of all of the Acquired Funds approve the Reorganization Agreement; (2) an Acquired Fund receives from the Aberdeen Trust’s counsel and the Aberdeen Trust receives from Acquired Fund’s counsel certain opinions supporting the representations and warranties made by each party regarding legal status and compliance with certain laws and regulations (including an opinion from the Aberdeen Trust’s counsel that the shares issued in the Reorganization will be validly issued, fully paid and non-assessable); (3) both the Acquired Fund and the Aberdeen Trust receive from the Aberdeen Trust’s counsel the tax opinion described below under “What are the federal income tax consequences of the Reorganization?”; and (4) both the Pacific Capital Trust and the Aberdeen Trust receive certain certificates from the others’ officers concerning the continuing accuracy of its representations and warranties made in the Reorganization Agreement.  The Reorganization Agreement contains a number of representations and warranties made by each Acquired Fund to the Aberdeen Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and also contains similar representations and warranties made by the Aberdeen Trust to each Acquired Fund.

If the shareholders of the Acquired Funds approve the Reorganization Agreement and various conditions are satisfied, each Acquired Fund will deliver to its corresponding Surviving Fund all of its assets and identified liabilities on the closing date of the Reorganization.  In the exchange, each Acquired Fund will receive the Surviving Fund’s shares to be distributed pro rata to the Acquired Fund’s shareholders.  Each shareholder of an Acquired Fund will receive the number of full and fractional shares of its corresponding Surviving Fund and share class equal in value to the value of the shares of the Acquired Fund as follows:

Acquired Funds	Surviving Funds

New Asia Growth Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
International Stock Fund	Aberdeen International Equity Institutional Fund
Class A	Institutional Service Class
Class B	Institutional Service Class
Class C	Institutional Service Class
Class Y	Institutional Class
Small Cap Fund	Aberdeen Small Cap Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class
High Grade Core Fixed Income Fund	Aberdeen Core Income Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional Class

The Reorganization is scheduled to occur on a date agreed to by the parties to the Reorganization Agreement (hereafter, the “Closing Date”), which is currently expected to be a date following the closing of the Transaction in the second quarter of 2010.  The value of the assets of each Acquired Fund will be the value of such assets as of the close of business of the New York Stock Exchange (normally 4:00 p.m., Eastern time) and after the declaration of any dividends on the business day immediately preceding the closing date, or in the case of High Grade Core Fixed Income Fund on the Closing Date if such date is a business day.  A business day is any day that the NYSE is open for business (“Business Day”).

The liquidation and distribution with respect to each class of an Acquired Fund’s shares will be accomplished by the transfer of the Surviving Fund shares then credited to the account of the Acquired Fund on the books of the corresponding Surviving Fund to newly-opened accounts on the books of that Surviving Fund in the names of the Acquired Fund shareholders.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  The Surviving Fund will not issue certificates representing the Surviving Fund shares issued in connection with such exchange.

After such distribution, the Acquired Fund will take all necessary steps under the 1940 Act, applicable state law, its governing instruments, and any other applicable law to cease operating as an investment company and to cease the continuous offering of its shares, and to wind down its operation as separate series of the Pacific Capital Trust.

The Reorganization Agreement may be amended as may be deemed necessary by the authorized officers of the Pacific Capital Trust and the Aberdeen Trust provided that (i) following the shareholder meeting no amendment may change the provisions for determining the number of shares to be issued to Acquired Fund shareholders to the detriment of shareholders without their further approval; and (ii) each Acquired Fund and Surviving Fund has received a legal opinion from Willkie Farr & Gallagher LLP, counsel to the Aberdeen Trust, that the consummation of the transactions contemplated by the Reorganization Agreement will not result in the recognition of gain or loss for federal income tax purposes for each of the Surviving Fund and the Acquired Fund and their respective shareholders.  The Reorganization Agreement may be terminated if at any time prior to the Closing Date the Pacific Capital Trust Board or the Aberdeen Trust Board concludes that the Reorganization is inadvisable.  The Reorganization Agreement may also be terminated by (i) written consent of the parties; (ii) following a material breach by one party of the representations, warranties or covenants which is not cured within ten Business Days; or (iii) the occurrence of an event that has a material adverse effect on one of the parties.

Prior to the Reorganization, each Acquired Fund (other than the High Grade Core Fixed Income Fund) will have declared a dividend or dividends, which together with all previous dividends, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (on the closing date, in the case of the High Grade Core Fixed Income Fund).  This distribution will be taxable to shareholders of each Acquired Fund and will include any capital gains resulting from portfolio turnover prior to the Reorganization.

AMG and AAMI have determined that each Acquired Fund (other than the High Grade Core Fixed Income Fund) will restructure its portfolio in a manner reasonably acceptable to AAMI after shareholder approval, but before the closing, of the Reorganization of such Acquired Fund by selling assets and investing in other securities consistent with its investment objective and policies.  The restructuring is intended to align the holdings of each applicable Acquired Fund more closely with those of its corresponding Surviving Fund.

AMG and AAMI have reviewed the net capital loss positions of each of the applicable Acquired Funds as of March 5, 2010, including any available capital loss carryforwards.  Based on their review, AMG and AAMI expect that the anticipated sales of portfolio holdings are not likely to result in capital gains being distributed to shareholders of each of the applicable Acquired Funds.

Whether any capital gains distributions will be made, and the amount of any such distributions, will depend on, among other things, changes in portfolio composition and market conditions at the time of the sales.  AMG will not be able to ascertain whether there will be any capital gains distributions and the amount of such distributions until a date closer to the closing of the Reorganizations.

AMG may retain a third party, which may be AAMI, an affiliate of AAMI, another investment adviser or a transition consultant, or may utilize an existing Acquired Fund sub-adviser to assist it in the restructuring of each applicable Acquired Fund in order to mitigate any adverse impact on the Acquired Fund.  AAMI and its affiliates will not charge any fees for such services.  The fees of any other third party (other than an existing sub-adviser to the Acquired Fund) and any brokerage costs will be shared between AAMI or an affiliate and BOH or an affiliate, and will not adversely affect the tax-free nature of the Reorganization.

If AMG chooses to retain a third party investment adviser to assist AMG in restructuring the portfolio of the applicable Acquired Fund, all other current investment sub-advisory agreements with respect to the Acquired Fund will be terminated prior to the closing of the Reorganization of the Acquired Fund, provided that shareholders have approved the Reorganization.  The third party investment adviser will become an interim investment sub-adviser to the applicable Acquired Fund until the closing of the Reorganization pursuant to an interim investment sub-advisory agreement among AMG, the Pacific Capital Trust and the third party with respect to the Acquired Fund (the “Interim Sub-Advisory Agreement”).  Except for the effective date, termination date and fee provisions, the terms and conditions of any Interim Sub-Advisory Agreement with respect to an Acquired Fund would be substantially the same as those of the current investment sub-advisory agreements for the Acquired Fund.

If the Reorganizations of the Acquired Funds are approved and you do not wish to have your Acquired Fund shares exchanged for shares of the corresponding Surviving Fund, you should redeem their shares prior to the completion of the Reorganizations.  If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your shares prior to the Reorganization and your redemption proceeds may be reduced by any applicable sales load.

Who will pay the expenses of the Reorganizations?

The expenses resulting from the Acquired Funds’ participation in the Reorganization, including solicitation of proxies, will be allocated between BOH and AAMI, regardless of whether the Reorganization is consummated.

What are the federal income tax consequences of the Reorganizations?

Treatment as a Tax-Free Reorganization. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.

Based on certain assumptions made and representations to be made on behalf of the Acquired Funds and the Surviving Funds, it is expected that Willkie Farr & Gallagher LLP will provide a legal opinion to the effect that, for federal income tax purposes:

•                  Shareholders of an Acquired Fund will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the corresponding Surviving Fund;

•                  No gain or loss will be recognized by any Acquired Fund (a) upon the transfer of its assets to the applicable Surviving Fund in exchange for the Surviving Fund shares and the assumption by each Surviving Fund of the liabilities of the applicable Acquired Fund or (b) upon the distribution of the Surviving Fund shares by each Acquired Fund to its shareholders in liquidation, as contemplated in the Reorganization Agreement, except for any gain or loss that may be required to be recognized solely as a result of the ending of an Acquired Fund’s taxable year due to the Reorganization;

•                  Neither a Surviving Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of an Acquired Fund;

•                  The tax basis of the assets of each Acquired Fund acquired by the applicable Surviving Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer and the holding period of the assets of each Acquired Fund in the hands of the applicable Surviving Fund will include the periods during which such assets were held by such Acquired Fund except for any tax basis or holding period adjustments that may be required solely as a result of the ending of an Acquired Fund’s taxable year due to the Reorganization;

•                  The holding period and aggregate tax basis for Surviving Fund shares that are received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder, provided that the shareholder held Acquired Fund shares as a capital asset at the time of the Reorganization; and

•                  Each Surviving Fund will succeed to and take into account the items of the applicable Acquired Fund described in Section 381(c) of the Code.

Neither BOH nor AAMI has sought a tax ruling from the IRS.  Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, an Acquired Fund would recognize gain or loss on the transfer of its assets to the corresponding Surviving Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Surviving Fund it received.

General Limitation on Capital Losses. Capital losses can generally be carried forward to each of the eight years succeeding the loss year to offset future capital gains.  Each Surviving

Fund will inherit the tax attributes of the corresponding Acquired Fund, including any available capital loss carryforwards, as of the Closing Date.  It is not expected that any such capital loss carryforward of the High Grade Core Fixed Income Fund will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization should either: (i) qualify as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change in ownership.

Limitation on Capital Losses. Based on the respective net asset values of each Acquired Fund and the corresponding Surviving Fund as of February 19, 2010, the Reorganization will result in a more than 50% “change in ownership” of the Small Cap Fund, the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and the Aberdeen International Equity Institutional Fund, as such Funds are smaller than their corresponding Fund in the Reorganizations.  As a result, the capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of investments, collectively referred to as “aggregate capital loss carryovers”) of those Funds will be subject to an annual limitation for federal income tax purposes.  The aggregate tax basis capital loss carryovers of the Small Cap Fund, the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and the Aberdeen International Equity Institutional Fund, as compared to those of the Aberdeen Small Cap Fund, New Asia Growth Fund, and International Stock Fund, and the approximate annual limitation on the use of Small Cap Fund, the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and the Aberdeen International Equity Institutional Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

	Small Cap Fund	Aberdeen Small Cap Fund	Aberdeen Asia-Pacific (ex Japan) Equity Institutional Fund	New Asia Growth Fund	Aberdeen International Equity Institutional Fund		International Stock Fund

Capital Loss Carryovers(1)
Expiring 2010	—	—	—	—	73,151,447	(4)	—
Expiring 2011	—	—	—	—	—		—
Expiring 2012	—	—	—	—	—		—
Expiring 2013	—	—	—	—	—		—
Expiring 2014	—	—	—	—	—		—
Expiring 2015	—	—	—	—	—		—
Expiring 2016	—	211,702,685	—	—	118,080		—
Expiring 2017	69,091,777	305,602,110	—	529,155	1,890,048		10,389,320
Total	69,091,777	517,304,795	—	529,155	75,159,575		10,389,320

Unrealized depreciation in value of investments on a tax basis as of prior tax year end (July 31, 2009 or October 31, 2009)	5,165,258	—	—	—	—		9,744,999
Aggregate Capital Loss Carryovers(2)	74,257,035	517,304,795	—	529,155	75,159,575		20,134,319

	Small Cap Fund	Aberdeen Small Cap Fund	Aberdeen Asia-Pacific (ex Japan) Equity Institutional Fund	New Asia Growth Fund	Aberdeen International Equity Institutional Fund	International Stock Fund
Unrealized depreciation in investments as a percentage of net asset value	4.59%	0.00%	0.00%	0.00%	0.00%	10.45%
Net Asset Value as of February 19, 2010	112,592,877	189,463,389	69,818,974	96,131,268	25,002,488	93,284,047
Long-Term Tax-Exempt Rate (February 2010)	4.14%	4.14%	4.14%	4.14%	4.14%	4.14%
Approximate Annual Limitation(3)	4,661,345	7,843,784	2,890,506	3,979,835	1,035,103	3,861,960

(1)                  As of the fiscal year end of each Fund, July 31, 2009 in the case of the Acquired Funds and October 31, 2009 in the case of the Surviving Funds.

(2)                  Does not include current year losses, if any.

(3)                  The actual limitation will equal the aggregate net asset value of each of the Small Cap Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, and Aberdeen International Equity Institutional Fund on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments, of such Funds on the Closing Date that is recognized in a taxable year.

(4)                  Includes amounts subject to Section 382 limitations.

Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended July 31, 2009, the Acquired Funds deferred to August 1, 2009 post-October capital losses and post-October currency losses of:

Fund Name	Post-October Capital Losses ($)	Post-October Foreign Currency Losses ($)
New Asia Growth Fund	$7,391,968	$197,341
International Stock Fund	$30,822,495	$246,340
Small Cap Fund	$83,424,934	—
High Grade Core Fixed Income Fund	$357,716	—

Since each of the Surviving Funds’ tax year-end is October 31, post-October Capital Losses and post-October Currency Losses do not apply to the Surviving Funds.

The annual limitation on use of aggregate capital loss carryovers may result in some portion of such carryovers expiring unutilized, depending on the facts at time of closing the

Reorganization.  However, the aggregate capital loss carryovers of the Aberdeen Small Cap Fund, New Asia Growth Fund and International Stock Fund will continue to be available, provided, among other things, that such Funds are larger than their corresponding Funds on the Closing Date.  This being the case, the benefits of such Funds’ aggregate capital loss carryovers will accrue after the Reorganization to the shareholders of the Small Cap Fund, the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and the Aberdeen International Equity Institutional Fund.  This might be viewed as resulting in some reduction in the available tax benefits for the shareholders of Aberdeen Small Cap Fund, New Asia Growth Fund, and International Stock Fund, although such capital loss carryovers are a tax benefit only to the extent such losses offset future capital gains.

Buying shares in a fund that has material unrealized appreciation in portfolio investments may be less tax efficient than buying shares in a fund with no such unrealized appreciation in value of investments.  Conversely, buying shares in a fund with unrealized depreciation in value of investments may be more tax efficient because such deprecation when realized will offset other capital gains that might otherwise be distributed to shareholders causing the shareholders to pay tax on such distributions. These same considerations apply in the case of a reorganization.  The shareholders of the Acquired Funds and the Surviving Funds will be subject to either greater or less appreciation (depreciation) in value of portfolio investments as a result of the Reorganizations.

Based on the New Asia Growth Fund’s unrealized appreciation in value of investments on a tax basis as a percentage of its net asset value as of January 31, 2010, of 7.16% compared to that of Aberdeen Asia-Pacific (ex-Japan) International Equity Institutional Fund’s unrealized depreciation of 2.35%, and of unrealized appreciation of 6.64% on a combined basis post-Reorganization, the shareholders of Aberdeen Asia-Pacific (ex-Japan) International Equity Institutional Fund will be exposed to unrealized appreciation in value of investments after the Reorganization, as compared to the unrealized depreciation that they are presently exposed.

Based on the International Stock Fund’s unrealized depreciation in value of investments on a tax basis as a percentage of its net asset value as of January 31, 2010, of 4.27% compared to that of Aberdeen International Equity Institutional Fund’s unrealized appreciation of 1.99%, and of unrealized depreciation of 2.97% on a combined basis post-Reorganization, the shareholders of Aberdeen International Equity Institutional Fund will be exposed to unrealized depreciation in value of investments after the Reorganization as compared to the unrealized appreciation to which they are presently exposed.

Based on the Small Cap Fund’s unrealized appreciation in value of investments on a tax basis as a percentage of its net asset value as of January 31, 2010, of 2.42% compared to the unrealized appreciation of Aberdeen Small Cap Fund’s of 13.38%, and of unrealized appreciation of 9.27% on a combined basis post-Reorganization, the shareholders of the Small Cap Fund will be exposed to more unrealized appreciation in value of investments after the Reorganization relative to what they are presently exposed.

Tracking Your Basis and Holding Period; State and Local Taxes. After a Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares for federal income tax purposes.  You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because the discussion above only relates to the federal income tax consequences.

What should I know about shares of the Surviving Funds?

If the Reorganization is approved for the Acquired Funds, full and fractional shares of the Surviving Funds will be distributed to shareholders of the Acquired Funds in accordance with the procedures described above.  When issued, each share will be validly issued and fully paid and non-assessable and will have no pre-emptive or conversion rights.  The shares of the Surviving Funds will be recorded electronically in each shareholder’s account.  The Surviving Funds will then send a confirmation to each shareholder.  As of the Closing Date, any outstanding certificates, if any, representing shares of the Acquired Funds will be cancelled.  For purposes of calculating any applicable contingent deferred sales charges on Class A shares and Class C shares, the period you have held your shares in the Acquired Funds will be counted toward, and carried over as, the holding period of the shares you receive in the Surviving Funds as part of the Reorganization.  Class B Shareholders of the Acquired Funds who receive Class A shares of a Surviving Funds as part of the Reorganization will not be subject to a front-end sale charge or a contingent deferred sales charge on any subsequent redemption.  Future purchases of Class A shares of the Surviving Funds would be subject to the typical sales charges.

What are the capitalizations of the Funds and what might the capitalizations be after the Reorganizations?

The capitalization tables starting on the next page set forth, as of October 31, 2009, the separate capitalizations of the Acquired Funds and the Surviving Funds, and the estimated capitalizations of the Surviving Funds as adjusted to give effect to the proposed Reorganizations.  The following are examples of the number of shares of a Surviving Fund that would be exchanged for the shares of the corresponding Acquired Fund if the Reorganization were consummated on October 31, 2009 (December 31, 2009, in the case of the Reorganization of the New Asia Growth Fund into the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund) and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.  Each shareholder of an Acquired Fund will receive the number of full and fractional shares of its corresponding Surviving Fund equal in value to the value (as of the last Business Day prior to the Closing Date) of the shares of the Acquired Fund.  The Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and the Aberdeen Small Cap Fund will be the accounting survivors for financial statement purposes and the remaining Surviving Funds will not.

New Asia Growth Fund/Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

	Pacific Capital Fund	Aberdeen Fund	Pro Forma Adjustments to Capitalization	Surviving Fund after Reorganization (estimated)*
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net assets
Class A/ Institutional Service Class	$4,098,708	$1,000	$469,961	$4,569,669
Class B/ Institutional Service Class	$41,109	—	$(41,109)	—
Class C/ Institutional Service Class	$428,852	—	$(428,852)	—
Class Y/ Institutional Class	$96,562,758	$1,444,910	—	$98,007,668

Shares Outstanding
Class A/ Institutional Service Class	305,900	100	150,967	456,967
Class B/ Institutional Service Class	3,357	—	(3,357)	—
Class C/ Institutional Service Class	35,165	—	(35,165)	—
Class Y/ Institutional Class	7,019,819	144,321	2,625,096	9,789,236

Net asset value per share
Class A**/ Institutional Service Class	$13.40	$10.00	—	$10.00
Class B/ Institutional Service Class	$12.25	—	—	—
Class C/ Institutional Service Class	$12.20	—	—	—
Class Y/ Institutional Class	$13.76	$10.01	—	$10.01

*      The estimated numbers are examples of the number shares of a Surviving Fund that would be exchanged for the shares of the corresponding Acquired Fund if the Reorganization were consummated on December 31, 2009 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

**   The maximum offering price per share for the Acquired Fund is $14.14.

International Stock Fund/Aberdeen International Equity Institutional Fund

	Pacific Capital Fund	Aberdeen Fund	Pro Forma Adjustments to Capitalization	Surviving Fund after Reorganization (estimated)*
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net assets
Class A/ Institutional Service Class	$1,389,709	—	$236,998	$1,626,707
Class B/ Institutional Service Class	$49,984	—	$(49,984)	—
Class C/ Institutional Service Class	$187,014	—	$(187,014)	—
Class Y/ Institutional Class	$93,945,841	$14,866,641	—	$108,812,482

Shares Outstanding
Class A/ Institutional Service Class	204,718	—	(53,497)	151,221
Class B/ Institutional Service Class	8,028	—	(8,028)	—
Class C/ Institutional Service Class	30,110	—	(30,110)	—
Class Y/ Institutional Class	13,434,861	1,382,026	(4,701,510)	10,115,377

Net asset value per share
Class A**/ Institutional Service Class	$6.79	—	—	$10.76
Class B/ Institutional Service Class	$6.23	—	—	—
Class C/ Institutional Service Class	$6.21	—	—	—
Class Y/ Institutional Class	$6.99	$10.76	—	$10.76

*      The estimated numbers are examples of the number shares of a Surviving Fund that would be exchanged for the shares of the corresponding Acquired Fund if the Reorganization were consummated on October 31, 2009 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

**   The maximum offering price per share for the Acquired Fund is $7.17.

Small Cap Fund/Aberdeen Small Cap Fund

	Pacific Capital Fund	Aberdeen Fund	Pro Forma Adjustments to Capitalization	Surviving Fund after Reorganization (estimated)*
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net assets
Class A	$46,999,258	$100,061,964	$580,678	$147,641,900
Class B	$580,678	$7,339,979	$(580,678)	$7,339,979
Class C	$6,445,734	$46,697,970	—	$53,143,704
Class Y/ Institutional Class	$64,169,015	$10,353,585	—	$74,522,600

Shares Outstanding
Class A	4,663,928	9,289,340	(246,803)	13,706,465
Class B	63,346	745,943	(63,346)	745,943
Class C	711,296	4,734,151	(57,840)	5,387,607
Class Y/ Institutional Class	6,200,260	934,810	(406,534)	6,728,536

Net asset value per share
Class A**	$10.08	$10.77	—	$10.77
Class B	$9.17	$9.84	—	$9.84
Class C	$9.06	$9.86	—	$9.86
Class Y/ Institutional Class	$10.35	$11.08	—	$11.08

*      The estimated numbers are examples of the number shares of a Surviving Fund that would be exchanged for the shares of the corresponding Acquired Fund if the Reorganization were consummated on October 31, 2009 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

**           The maximum offering price per share for the Acquired Fund is $10.64.

High Grade Core Fixed Income Fund/Aberdeen Core Income Fund

	Pacific Capital Fund	Aberdeen Fund	Pro Forma Adjustments to Capitalization	Surviving Fund after Reorganization (estimated)*
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net assets
Class A	$3,705,613	—	$387,281	$4,092,894
Class B	$387,281	—	$(387,281)	—
Class C	$406,667	—	—	$406,667
Class Y/ Institutional Class	$195,742,919	—	—	$195,742,919

Shares Outstanding
Class A	331,767	—	34,674	366,441
Class B	34,754	—	(34,754)	—
Class C	36,482	—	—	36,482
Class Y/ Institutional Class	17,422,543	—	—	17,422,543

Net asset value per share
Class A**	$11.17	—	—	$11.17
Class B	$11.14	—	—	—
Class C	$11.15	—	—	$11.15
Class Y/ Institutional Class	$11.23	—	—	$11.23

*      The estimated numbers are examples of the number shares of a Surviving Fund that would be exchanged for the shares of the corresponding Acquired Fund if the Reorganization were consummated on October 31, 2009 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

**           The maximum offering price per share for the Acquired Fund is $11.64.

COMPARISON OF ACQUIRED FUNDS AND SURVIVING FUNDS

This section compares other information about the Acquired Funds and the Surviving Funds.

Who manages the Funds?

The management of the business and affairs of each Acquired Fund is the responsibility of the Pacific Capital Trust Board and the management of the business and affairs of the Aberdeen Trust is the responsibility of the Aberdeen Trust Board.  The Boards and senior management select officers who are responsible for the day-to-day operations.

Acquired Funds.  AMG, located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813, is the current investment adviser to the Acquired Funds.  AMG is a division of BOH.

First State, located at 23 St. Andrew Square, Edinburgh EH2 1BB, is the sub-adviser to the New Asia Growth Fund.  Hansberger, located at 401 East Las Olas Blvd., Suite 1700, Fort Lauderdale, Florida 33301, is the sub-adviser to the International Stock Fund.  NACM, located at 600 West Broadway, San Diego, California 92101, Wellington Management, located at 75 State Street, Boston, Massachusetts 02109, and Mellon Capital, with principal offices located at 50 Fremont Street, San Francisco, California 94105 and offices at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258, are the sub-advisers for the Small Cap Fund.  Each sub-adviser receives a fee from the Acquired Fund for which it manages assets.

New Asia Growth Fund. Alistair Thompson, Deputy Head of Asia Pacific Ex Japan Equities for First State since January 2004, is responsible for the management of the Fund. He is based in Singapore and for the prior thirteen years worked as an investment manager with Edinburgh Fund Managers and CIM Fund Managers. Mr. Thompson is supported by the nineteen-member Asia Pacific equities team. Mr. Thompson works closely with Martin Lau, Director of Greater China Equities, based in Hong Kong, and Ho Hsiu-Mei, a senior member of the team. Mr. Lau joined First State in April 2002 as a senior portfolio manager, with responsibility for the management of First State’s Greater China and regional funds. Mr. Lau started his investment career in 1995 with BZW in London as part of its risk management team. He subsequently spent six years with Invesco as a fund manager responsible for its Greater China funds, Smaller Companies fund and regional portfolios. He holds the Chartered Financial Analyst designation. Ms. Hsiu-Mei has fourteen years of investment experience. She joined First State Investments in January 2003 as a senior portfolio manager and is a specialist in Taiwan, Korea and technology equities.

International Stock Fund. The Fund is managed by Thomas R. H. Tibbles and Lauretta (Retz) Reeves. Mr. Tibbles, CFA, joined Hansberger in 1999 and serves as Chief Investment Officer — Growth Strategy and Managing Director — Canada, a portfolio manager and a research analyst. Before joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life. From 1993 until joining Indago in 1996, he served as Vice President, International Equities for Sun Life Investment Management, managing a portfolio of non-North American equity securities for pension and mutual fund clients. Mr. Tibbles began his career in the investment industry in 1986. Ms. Reeves, CFA, joined Hansberger in 1996 and serves as its Co-Chief Investment Officer — Value Strategy, a portfolio manager and a research analyst. From 1987 to 1996, Ms. Reeves was Senior Vice President at Templeton Worldwide in the research and portfolio management group. While at Templeton, Ms. Reeves managed several separate accounts and mutual funds with combined assets of over $1 billion.

Small Cap Fund. A team lead by Mark Roemer is responsible for the day-to-day management of the portion of the Fund’s portfolio managed by NACM using a “systematic small cap” strategy. Mr. Roemer, Senior Vice President, has thirteen years of investment experience. Prior to joining NACM in 2001, he was a principal and U.S. equity product manager with Barclays Global Investors (“BGI”) and was previously a client relationship officer with BGI after having begun his career with Kleinwort Benson Investment Management of London.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, is the portfolio manager of the portion of the Fund’s assets managed by Wellington Management using a “small cap growth” strategy. Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996. James A. Rullo, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, is also involved in portfolio management and securities analysis of the portion of the Fund’s assets managed by Wellington Management. Mr. Rullo joined Wellington Management in 1994 and has been an investment professional since 1987.

A team led by Ronald P. Gala, CFA, is responsible for the day-to-day management of the portion of the Fund’s portfolio managed by Mellon Capital using a “small cap value” strategy. Mr. Gala, Director and Senior Portfolio Manager, is a team leader for Mellon Capital’s small cap team. He joined Mellon Equity Associates in 1993. Mellon Equity Associates merged into Mellon Capital on December 31, 2007. Prior to joining Mellon Equity Associates, Mr. Gala was a senior portfolio manager with Mellon Financial’s trust group.

High Grade Core Fixed Income Fund. Liang Lee, Vice President and Senior Portfolio Manager of the Fixed Income Department of AMG, is responsible for the day-to-day management of the Fund. Mr. Lee joined AMG as a Portfolio Manager in 2005. Prior to joining AMG, he was a Director of Mortgage-Backed Securities Trading at Credit Suisse in New York from 1998 to 2005.

The Statement of Additional Information for the Acquired Funds dated November 27, 2009 has more detailed information about each Acquired Fund’s investment adviser and sub-advisers. Additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of shares in the respective Acquired Funds is also available in the Statement of Additional Information.  A discussion of the basis for the Pacific Capital Trust Board’s approval of each Acquired Fund’s investment advisory agreement is available in the Acquired Funds’ semi-annual report to shareholders for the fiscal period ended January 31, 2009.

Surviving Funds.  AAMI, a Delaware corporation formed in 1994, serves as the investment adviser to each Surviving Fund.  AAMI’s principal place of business is 1735 Market

Street, 37th Floor, Philadelphia, Pennsylvania 19103.  AAMI is a wholly-owned subsidiary of Aberdeen PLC, which is the parent company of an asset management group managing approximately $232.2 billion in assets as of December 31, 2009 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.  AAMI will manage and supervise the investments of each Surviving Fund’s assets on a discretionary basis.

AAMISL, a United Kingdom corporation, and AAMAL, a Singapore corporation, will each serve as sub-adviser to the Surviving Funds.  AAMISL and AAMAL are both affiliates of AAMI.  AAMISL is located at Bow Bells House, 1 Bread Street, London, England EC4M9HH.  AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  Both AAMISL and AAMAL are registered as investment advisers with the SEC.  AAMI, AAMISL and AAMAL are each wholly owned subsidiaries of Aberdeen PLC, 10 Queens Terrance, Aberdeen, United Kingdom AB101Y6.  To the extent that AAMISL or AAMAL do not have management over a specific portion of a Surviving Fund’s assets, AAMISL and AAMAL will assist AAMI with oversight for the Surviving Funds.  When portfolio manager teams from AAMISL or AAMAL are allocated a specific portion of any of the Fund’s assets to manage it will receive a fee from AAMI for its investment decision services.  AAMI has allocated to AAMISL portfolio management responsibilities for the Aberdeen International Equity Institutional Fund and has allocated to AAMAL portfolio management responsibilities for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund.

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund.  The Aberdeen Asia-Pacific Equity Team is jointly and primarily responsible for the day-to-day management of the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, with the following members having the most significant responsibility for the day-to-day management:

Hugh Young set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC.  Hugh has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Chou Chong joined Aberdeen Asia in 1994 and became instrumental in refining the group’s investment process and portfolio construction techniques, as the team expanded, and was made a director. Chou then spent time in Sydney, Australia as investment director, before transferring to London to lead the Pan-European equity desk. In June 2008, Chou returned to Singapore and joined the Asian Equity Team. Chou graduated with a double Masters in Accounting & Finance and Information Systems from the London School of Economics. Chou also went for a management programme in Harvard Business School in 2007.

Flavia Cheong is a senior investment manager on the Asian equities team, co-managing regional equities and leads on China investments. Flavia joined Aberdeen in 1996 from the Investment Company of the People’s Republic of China where she was the economist for the fixed income desk. Previously, Flavia worked for the Development Bank of Singapore as an economist. Flavia graduated with a BA in Economics and a MA (Hons) in Economics from the University of Auckland.

Andrew Gillan is an investment manager on the Asian equities team.  Andrew joined Aberdeen as a graduate trainee on the UK equity desk, via the acquisition of Glasgow-based Murray Johnstone in 2000, before moving to Singapore and his current role in 2001. Andrew graduated with an MA in French and European History from the University of Edinburgh.

Christopher Wong is an investment manager on the Asian equities team.  Chris joined Aberdeen in 2001 in the Private Equity Unit. Previously, Chris worked for Andersen Corporate Finance as an associate director advising clients on mergers and acquisitions in South East Asia. Chris graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.

Aberdeen International Equity Institutional Fund.  The Global Equity Team is jointly and primarily responsible for the day-to-day management of the International Equity Institutional Fund with the following members having the most significant responsibility for the day-to-day management:

Stephen Docherty is head of global equities, managing a team of ten, including three senior global equity investment managers, who are responsible for Aberdeen’s overall strategy towards global equity investment, including ethical portfolios.  Stephen joined Aberdeen in 1994 successfully establishing performance measurement procedures before taking up a fund management role. Previously, Stephen worked for Abbey National Plc in the Department of Actuarial Services within the Life Division. Stephen graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

Bruce Stout is a senior investment manager on the global equities team. He joined Aberdeen in 2000 from Murray Johnstone where he held the position of Investment Manager for their emerging markets team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Andrew McMenigall is a senior investment manager on the global equities team. He joined Aberdeen in 2003 from Edinburgh Fund Managers PLC, where he held the position of head of global equities. Andrew graduated as an Officer in the British Army from the Royal Military Academy, Sandhurst before completing an MBA from the University of Edinburgh.  Andrew is an Associate of the UK Society of Investment Professionals.

Jamie Cumming is a senior investment manager on the global equities team. Jamie joined Aberdeen in 2001 as a Trainee Investment Manager on the UK Small Companies desk. Previously, Jamie worked for Grant Thornton Chartered Accountant as an Audit Senior, responsible for the audit of a wide variety of small to large companies and pension schemes in the Scottish Region.  Jamie graduated with a BA (Hons) from The University of Strathclyde, a PGDIP IT from the University of Paisley and is a CFA® Charterholder.  Jamie is a member of the Institute of Chartered Accountants in Scotland and is a Threshold Competent Investment Manager.

Samantha Fitzpatrick is an investment manager on the Global Equity Team.  Samantha joined Aberdeen in 1998 from the WM Company where she was in the market data team.

Samantha graduated with a BA (Hons) in Mathematics from the University of Strathclyde and is a CFA Charterholder.

Aberdeen Small Cap Fund. The U.S. Equity Team is jointly and primarily responsible for the day-to-day management of the Aberdeen Small Cap Fund, with the following members having the most significant responsibility for the day-to-day management:

Shahreza Yusof is head of U.S. equities. He joined Aberdeen in 1994 as part of the Asian Equities team in Singapore, where he became an investment director, leading on Japanese equities. In 2002, Shahreza transferred to our London office responsible for emerging markets. After a period away, which included attending programs at universities in Beijing, China and Seoul, Korea, he returned to Aberdeen to join the Philadelphia office as senior equity specialist in 2006. Upon the expansion of the U.S. equity team in 2007, he was appointed to his current role.

Paul Atkinson is a deputy head of U.S. equities on the U.S. equity team.  Paul joined Aberdeen in 1998 from UBS Ltd., where he was a director in its equity derivatives business. Paul previously worked for Prudential-Bache Ltd in a similar role. Paul graduated with a BSc Econ Hons from Cardiff University and was awarded a MSc Fin from Birkbeck College, University of London.

Jason Kotik is an investment manager on the U.S. equity team. Jason joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as an assistant portfolio manager and senior equity research analyst since November 2000.  Jason previously was a financial analyst with Allied Investment Advisors. Prior to that, he was a trading systems administrator with T. Rowe Price Associates. Jason is a graduate of the University of Delaware, and has earned an M.B.A. from Johns Hopkins University. He is a CFA® Charterholder.

Michael J. Manzo is an investment manager on the U.S. equity team. Michael joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team he served as a research analyst providing fundamental research coverage to the value team since September 2005.  Michael was an analyst covering the machinery multi-industry/electrical equipment sectors at JP Morgan Chase and Company from July 2000 through August 2005. Prior to that, he was an equity analyst intern at Lepercq, DeNeuflize & Company. Michael graduated with a B.S. in business administration with a specialization in finance/economics from Fordham University. He is a CFA® Charterholder.

Ralph Bassett is an assistant investment manager on the U.S. equity team. Ralph joined Aberdeen in 2006 from Navigant Consulting where, since his graduation in June 2005, he had worked as a consultant on a variety of client engagements across diverse industries.  Ralph previously held internships at JPMorgan Chase & Co., and Siemens AG.  Ralph graduated with a B.S. in finance from Villanova University.

Aberdeen Core Income Fund.  The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Aberdeen Core Income Fund:

Keith Bachman is a senior portfolio manager for U.S. Fixed Income. Keith joined the Adviser in 2007 with 17 years of experience as director of credit research at Stone Tower

Capital, high yield analyst/portfolio manager at Deutsche Asset Management, high yield analyst/director of distressed investments at Oppenheimer Funds, high yield analyst at Merrill Lynch and bond analyst and fund accountant at T. Rowe Price. He has a B.A. from the University of Maryland Baltimore County and an M.B.A. from Columbia Business School.

Christopher Gagnier serves as Head of U.S. Fixed Income Investment and joined the Adviser in 2005 when the Adviser acquired a portion of the fixed income business of Deutsche Asset Management. He has oversight of the U.S. fixed income investment team and process. Christopher has headed the Core Strategy since 1999 (as an employee at Deutsche Asset Management) and is senior portfolio manager for corporate and high yield securities for the Adviser. Christopher is also primarily responsible for strategy allocations and portfolio management for the Fund. Prior to joining the Adviser, Christopher served as a Managing Director of Deutsche Asset Management, which he joined in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank. Christopher has a B.S. from Wharton School of Business and an M.B.A. from University of Chicago.

Neil Moriarty is a senior portfolio manager focusing on the mortgage and government sectors for U.S. Fixed Income. Neil joined the Adviser in December 2005 after 16 years of experience in fixed income trading and research at several Wall Street firms including Deutsche Asset Management, PaineWebber and Chase Securities. Neil also acted as a fixed income portfolio manager at Swarthmore/Cypress Capital Management for two years. Neil has a B.A. from the University of Massachusetts, Amherst.

Timothy Vile has served as a senior portfolio manager for the Core Fixed Income and Global Aggregate Fixed Income products for the Adviser since December 2005. Timothy was seconded to the London office from January 1999 to June 2002 to design and develop the firm’s European credit and global aggregate capabilities. Prior to joining the Adviser, Timothy served as a Managing Director of Deutsche Asset Management, which he joined in 1991 as a member of the firm’s core fixed income team. Prior to Deutsche Asset Management, Timothy had 6 years of experience that included serving as a portfolio manager for fixed income portfolios at Equitable Capital Management. Timothy has a B.S. from Susquehanna University.

The Statement of Additional Information for the Surviving Funds dated March 1, 2010 has more detailed information about the Surviving Fund’s investment adviser and sub-advisers. Additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of shares in the respective Surviving Funds is also available in the Statement of Additional Information.  A discussion of the basis for the Aberdeen Trust Board’s approval of each Surviving Fund’s investment advisory agreement is available in the Surviving Funds’ annual reports to shareholders for the fiscal year ended October 31, 2009, except for the discussion of the Aberdeen Trust Board’s approval of the Aberdeen Core Income Fund’s investment advisory agreement, which will become available in the Aberdeen Core Income Fund’s first shareholder report.

Multi-Manager Structure.   Each of AMG and Aberdeen, with respect to the Pacific Capital Trust and the Aberdeen Trust, respectively, has received an exemptive order from the SEC for a multi-manager structure that allows the investment adviser, subject to the approval of the relevant Board, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the investment adviser) without the approval of shareholders.  Each SEC order also allows the investment adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with Board approval, but without shareholder approval.  Although the SEC order covers all series of the respective Trust, it becomes effective with respect to a series of the Trust only upon approval of the shareholders of that series.  The SEC order is effective with respect to all series of the Aberdeen Trust, but is currently effective only with respect to the Small Cap Fund of the Pacific Capital Trust.

If a new unaffiliated sub-adviser is hired for a Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Fund greater flexibility and enables it to operate more efficiently.

Under the multi-manager structure, the investment adviser has ultimate responsibility, subject to oversight by the Trust’s Board, for overseeing a Fund’s sub-adviser(s) and recommending to the Board the hiring, termination or replacement of a sub-adviser. In instances where the investment adviser hires a sub-adviser, the investment adviser performs the following oversight and evaluation services to a sub-advised Fund:

•                  initial due diligence on prospective Fund sub-advisers;

•                  monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

•                  communicating performance expectations and evaluations to the sub-advisers; and

•                  making recommendations to the Board regarding renewal, modification or termination of a sub-adviser’s contract.

With respect to the Surviving Funds, AAMI does not expect to frequently recommend sub-adviser changes. Where AAMI does recommend sub-adviser changes, AAMI periodically provides written reports to the Aberdeen Trust Board regarding its evaluation and monitoring of the sub-adviser.  Although AAMI monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

What management fees do the Funds pay?

The following chart lists the investment advisory fees of each Acquired Fund and the corresponding Surviving Fund.  Each Surviving Fund’s contractual investment advisory fees are lower than those of the Acquired Fund, except for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, where the contractual advisory fee is 0.10% higher than the corresponding Acquired Fund’s fee.

	Investment Advisory Fees of the Acquired Fund			Investment Advisory Fees of the Surviving Fund
Acquired Fund	Contractual:	Actual Rate for Fiscal Year Ended July 31, 2009	Surviving Fund	Contractual:	Actual Rate for Fiscal Year Ended October 31, 2009
New Asia Growth Fund	0.40% on all assets to AMG; 0.50% on all assets to First State	0.90% 0.40% (AMG) 0.50% (First State)	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	1.00% on all assets	1.00%

International Stock Fund	0.45% on all assets to AMG; 0.60% of assets up to $75 million; 0.35% of assets in excess of $75 million to Hansberger	0.90% 0.35% (AMG) 0.55% (Hansberger)	Aberdeen International Equity Institutional Fund	0.80% on all assets	0.80%

Small Cap Fund	0.40% on all assets to AMG; 0.70% on assets managed by NACM On assets managed by Wellington Management, 0.70% of the first $150 million of assets; 0.65% of assets in excess of $150 million On assets managed by Mellon Capital, 0.55% of the first $100 million of assets, 0.50% of the next $100 million of assets and 0.45% of assets in excess of $200 million	1.00% 0.35% (AMG) 0.65% (NACM, Wellington Management and Mellon Capital)	Aberdeen Small Cap Fund	0.95% on assets up to $100 million; 0.80% on assets of $100 million and more	0.87%

	Investment Advisory Fees of the Acquired Fund			Investment Advisory Fees of the Surviving Fund
Acquired Fund	Contractual:	Actual Rate for Fiscal Year Ended July 31, 2009	Surviving Fund	Contractual:	Actual Rate for Fiscal Year Ended October 31, 2009

High Grade Core Fixed Income Fund	0.50% on all assets	0.45%	Aberdeen Core Income Fund	0.30% on assets up to $2 billion; 0.275% on assets of $2 billion up to $5 billion; 0.25% on assets of $5 billion or more	0.30%

AMG voluntarily waived a portion of its fees for the fiscal year ended July 31, 2009.  AMG continues to voluntarily waive a portion of its fees.  These waivers may be cancelled or revised at any time.

For more information about advisory fees and certain limitations of fund expenses, see the Acquired Funds’ prospectuses and Surviving Funds’ Summary Prospectuses which are each incorporated by reference herein.

Who are the other service providers?

Distribution Services

Acquired Funds.  Foreside Distribution Services, L.P. (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the primary distributor to the Acquired Funds.

Surviving Funds.  AFD, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, will serve as the Surviving Funds’ primary distributor.

Administration Services

Acquired Funds.  BOH, located at 130 Merchant Street, Honolulu, Hawaii 96813, serves as administrator to the Acquired Funds.

Surviving Funds.  AAMI, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, provides various administrative services to the Surviving Funds.

Sub-Administrator, Transfer Agent and Fund Accountant

Acquired Funds.  The Pacific Capital Trust has entered into several services agreements with Citi Fund Services Ohio, Inc. (“Citi”) located at 3435 Stelzer Road, Columbus, Ohio

43219-3035, whereby Citi provides transfer agent services, compliance services, and fund accounting services to the Acquired Funds.  The Pacific Capital Trust and BOH have also entered into a Sub-Administration Agreement with Citi whereby Citi provides certain administration services for each of the Acquired Funds.

Surviving Funds.  Aberdeen has entered into a Services Agreement with Citi, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, whereby Citi provides transfer agent, dividend disbursement agent, and fund accounting services to the Surviving Funds.  AAMI has also entered into a Sub-Administration Agreement with Citi whereby Citi assists AAMI in providing administration services for each of the Surviving Funds.

The Surviving Funds are currently in the process of changing the Sub-Administrator and Fund Accountant to the Surviving Funds to State Street Bank and Trust Company, but there can be no assurance that such change will occur before the closing date of the Reorganization.

Custodial Services

Acquired Funds.  The Bank of New York Mellon, located at One Wall Street, New York, NY 10286, is the custodian for the Acquired Funds.

Surviving Funds.  State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, is the custodian for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Aberdeen Core Income Fund.   JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Aberdeen International Equity Institutional Fund and Aberdeen Small Cap Fund, but those Surviving Funds are in the process of changing to State Street Bank and Trust Company as their custodian.  There can be no assurance that such change will occur before the closing date of the Reorganization.

Auditors

KPMG LLP (“KPMG”), is the independent registered public accounting firm of the Acquired Funds and the Surviving Funds.

Comparison of dividends, distribution, purchase, redemption and exchange policies

Dividends and Other Distributions

The High Grade Core Fixed Income Fund declares and the Aberdeen Core Income Fund will declare dividends of substantially all of its net income daily and pay such dividends monthly.  The other Acquired Funds and Surviving Funds declare and pay dividends of substantially all of their net income quarterly.  Each Fund distributes any capital gains annually.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  For more information about dividends, distributions and the tax implications of investing in the Surviving Funds, please see the section entitled “Additional Information About the Surviving Funds -- Distribution and Taxes” in the this Proxy Statement/Prospectus.

Distribution “Rule 12b-1” Plans

Acquired Funds.  Each of the Acquired Funds has adopted distribution and service (12b-1) plans, pursuant to Rule 12b-1 under the 1940 Act, to compensate Foreside and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than paying other types of sales charges.

•                  The 12b-1 fees paid by a Fund vary by share class as follows:

1.              Class A shares pay a 12b-1 fee of up to 0.40% of the average daily net assets of the Fund, 0.25% of which may be used to service shareholders (currently the Fund contractually waives a portion of its 12b-1 fee, so that the fee payable by the Class A shares of each Fund will not exceed 0.25% of the average daily net asset value attributable to the Fund’s Class A shares on an annual basis).

2.              Class B shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.

3.              Class C shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the Fund. This will cause expenses for Class C shares to be higher and dividends to be lower than for Class A shares.

•                  The higher 12b-1 fee on Class B and Class C shares, together with the CDSC, help the Distributor sell Class B and Class C shares without an “up-front” sales charge. In particular, these fees help the Distributor cover the cost of advancing brokerage commissions to investment representatives.

Although the offering of Class B and Class C shares has been suspended by all Funds, the Funds’ 12b-1 Distribution and Service Plan is still in effect and 12b-1 fees will continue to be paid from the Funds’ assets for the foreseeable future (except for the Small Cap Fund).

The Small Cap Fund has suspended payment of 12b-1 fees in connection with distribution-related services for Class B shares, as well as the assessment of contingent deferred sales charges upon redemption of its Class B shares, as it has reached the maximum amount of those fees and charges permitted by FINRA rules. Until those payments and assessments can resume, AMG will make certain payments to parties who otherwise would have received compensation under the Fund’s Class B 12b-1 Distribution and Service Plan. The Small Cap Fund Class B shares may continue to pay shareholder servicing fees in connection with the personal, ongoing servicing of shareholder accounts of such shares. This payment will be calculated and payable monthly at the annual rate of up to 0.25% of the value of the average daily net assets of the Small Cap Fund’s Class B shares.

Surviving Funds.  The Surviving Funds have adopted a 12b-1 Plan with respect to certain classes of shares.  The 12b-1 Plan permits the Surviving Funds to compensate AFD for expenses associated with the distribution of certain classes of shares of the Funds.  The Funds pay AFD an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares of the Funds (distribution or service fee); and

•                  1.00% of the average daily net assets of Class C shares for the Funds (0.25% service fee).

Administrative Services Fees

Acquired Funds.  Acquired Funds do not currently pay an administrative service fee in connection with the sale of Fund shares.

Surviving Funds.  Class A and Institutional Service Class shares of the Surviving Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Aberdeen Trust Board.  (These fees are in addition to Rule 12b-1 fees for Class A shares as described above.)  These fees are paid by the Surviving Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Surviving Funds.  Under the Administrative Services Plan, a Surviving Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A and Institutional Service Class shares assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Shareholder Transactions and Services of the Acquired Funds and the Surviving Funds

The following discussion compares the shareholder transactions and services of the Acquired Funds and their corresponding Surviving Funds.  For more detailed information please see the prospectus for the Acquired Funds and the Surviving Funds’ Summary Prospectus, which are incorporated by reference into this Proxy Statement/Prospectus.

Sales Charges, Reduction of Sales Charges and Sales Charge Exemptions

Class Y shares of the Acquired Funds and Institutional Class and Institutional Service Class shares of the Surviving Funds are offered at NAV with no front-end charge or CDSC.

Acquired Fund Class A Shares/Surviving Fund Class A Shares.  Except for the High Grade Core Fixed Income Fund/Aberdeen Core Income Fund, Class A shares of the Acquired Funds have a maximum sales charge of 5.25% and Class A shares of the Surviving Funds have a maximum sales charge of 5.75%.  The sales charge is calculated as a percentage of the offering price for Class A shares.  There is a maximum sales charge of 4.00% for the High Grade Core Fixed Income Fund and a maximum sales charge of 4.25% for the Aberdeen Core Income Fund.

The sales charge is calculated as a percentage of the offering price for Class A shares. Acquired Fund shareholders of Class B shares that are issued Class A shares of a Surviving Fund as part of the Reorganization will not be subject to any maximum sales charge (load) upon the exchange.  Class A shares of the Surviving Fund purchased after the Reorganization will be subject to the applicable front end sales charge.

Reduction of Sales Charges

Sales charges on Class A shares of the Acquired Funds and Surviving Funds are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels.  The first two tables show the sales charge schedule for all Acquired Funds and Surviving Funds except High Grade Core Fixed Income Fund and Aberdeen Core Income Fund, which are shown in the third and fourth tables, respectively.

Acquired Funds (except the High Grade Core Fixed Income Fund)

Amount of Purchase	Percentage of Offering Price	Percentage of Net Amount Invested (Approximately)
Less than $50,000	5.25%	5.54%
$50,000 up to $100,000	4.50%	4.71%
$100,000 up to $250,000	3.75%	3.90%
$250,000 up to $500,000	3.25%	3.36%
$500,000 up to $1 million	2.75%	2.83%
$1 million or more	None	None

Surviving Funds (except the Aberdeen Core Income Fund)

Amount of Purchase	Percentage of Offering Price*	Percentage of Net Amount Invested (Approximately)
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	4.75%	4.99%
$100,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1 million	2.00%	2.04%
$1 million or more	None *	None

*  On purchases of $1,000,000 or more, there is no initial sales charge but there could be a CDSC.  Please see “CDSC on Class A Shares” below.

Sales charges on Class A shares of the High Grade Core Fixed Income Fund.

Amount of Purchase	Percentage of Offering Price*	Percentage of Net Amount Invested (Approximately)
Less than $50,000	4.00%	4.17%
$50,000 up to $100,000	3.50%	3.63%
$100,000 up to $250,000	3.25%	3.36%
$250,000 up to $500,000	3.00%	3.09%
$500,000 up to $1 million	2.50%	2.56%
$1 million or more	None	None

Sales charges on Class A shares of the Aberdeen Core Income Fund

Amount of Purchase	Percentage of Offering Price*	Percentage of Net Amount Invested (Approximately)
Less than $100,000	4.25%	4.44%
$100,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1 million	2.00%	2.04%
$1 million or more	None	None

*                 The offering price of Class A shares of a Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

CDSC on Class A Shares.  There is no sales charge on the purchase of Class A shares of an Acquired Fund or a Surviving Fund for $1 million or more.   A CDSC of up to 1.00% for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Small Cap Fund and a CDSC of up to 0.75% for the Aberdeen Core Income Fund applies to purchase of $1 million or more if a finder’s fee is paid by AAMI to a financial intermediary and you redeem your shares within 18 months of purchase.  Listed below are the breakpoints that apply to the Surviving Funds’ Class A shares CDSC:

	Aberdeen Core Income Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Small Cap Fund
Amount of Purchase	Amount of CDSC	Amount of CDSC
$1 Million up to $4 Million	0.75%	1.00%
$4 Million up to $25 Million	0.50%	0.50%
$25 Million or More	0.25%	0.25%

Class A shares of the Surviving Fund received in connection with the Reorganization will not be subject to the CDSC.  Future purchases of Class A shares of the Surviving Fund made after the Reorganization will be subject to a CDSC if the applicable conditions are met.  A shareholder may be subject to a CDSC if he or she redeems Class A shares of the Surviving Fund within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay.

Investors of both the Acquired Funds and the Surviving Funds may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

Rights of Accumulation

Acquired Fund Class A Shares.  When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. To determine whether the sales charge reduction applies, the value of the shares you already own will be calculated by using the greater of the current value or the original investment amount. To be eligible for rights of accumulation, shares of the Fund must be held in the following types of accounts:

•                  Individual or joint accounts

•                  Certain retirement accounts (i.e., IRA)

•                  Other accounts owned by the same shareholder (determined by tax identification number) or other shareholders eligible under the combination privilege.

Surviving Fund Class A Shares.  To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you and other family members living at the same address can add the value of any Class A shares in your Surviving Funds that you currently own or are currently purchasing to the value of your Class A purchase.

Share Repurchase/Reinstatement Privilege

Acquired Fund Class A Shares.  If you have sold Class A shares of an Acquired Fund and decide to reinvest in the same class of the same Fund within a 120 day period, you will not be charged the applicable sales load on a current Class A share purchase on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 120 days of the date your instructions to sell were processed.

Surviving Fund Class A Shares.  If you redeem Surviving Fund shares from your account, you qualify for a one-time reinvestment privilege.  You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge.  (Reinvestment does not affect the amount of any capital gains tax due.  However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

Letter of Intent

Acquired Fund Class A Shares.  If you inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge, your purchases during that period will be processed at that reduced sale charge. You must include a minimum of 3% of the total amount that you intend to purchase with your Letter of Intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. If the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charge.

Surviving Fund Class A Shares.  If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, the sales charge for such purchases will be based on the total amount that your or your family group intends to invest. The Letter of Intent may be backdated in order to include purchases made during the previous 90 days. Neither you nor your family group are legally required to complete the purchases indicated in the Letter of Intent. However, if the Letter of Intent is not fulfilled, additional sales charges may be due and shares in the applicable account or accounts will be liquidated to cover those sales charges.

Combination Privilege

Acquired Fund Class A Shares.  You may be eligible for reduced sales charges if you can combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21).  Reduced prices are also available if you are a member of certain qualified groups.

Surviving Fund Class A Shares.  None

Sales Charge Waivers-Pacific Capital Class A Shares and Aberdeen Class A Shares

No sales charge will be assessed on Pacific Capital Class A shares or Aberdeen Class A shares sold to the following individuals or entities:

Acquired Funds	Surviving Funds

Clients of investment advisers, financial planners, and retirement plan administrators and wrap fee program sponsors who place trades for their own accounts if the accounts are linked to the master account of such investment advisers, financial planners, retirement plan administrators or wrap fee program sponsors on the books and records of the broker, agent, investment adviser or financial institution;

Investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Surviving Funds or the Surviving Funds’ distributor to waive sales charges;

Investment advisers, financial planners, and retirement plan administrators and wrap fee program sponsors who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services;

Directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Surviving Funds’ distributor;

Acquired Funds	Surviving Funds

Investors who purchase shares with the proceeds from the redemption of Class Y shares of the Pacific Capital Trust within 60 days after the date of redemption. A copy of your account statement showing the redemption must accompany the written notice to the Funds’ Transfer Agent;

Any investor who pays for shares with proceeds from sales of Class D shares of the Aberdeen Tax-Free Income Fund and purchases Class A shares instead;

Investors who purchase shares of a Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan which by its terms permits purchases of shares;	401 (k) plans, 457 plans, 403 (b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

Investors for whom AMG or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity;	Investment advisory clients of AAMI’s affiliates; and

Current and retired trustees, directors, employees, and family members of such employees of the Pacific Capital Trust, AMG and its affiliates or any other organization that provides services to the Pacific Capital Trust; and

Directors, officers, full-time employees sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”), and Immediate Relatives of deceased employees of any member of Aberdeen, or any investment advisory clients of the AAMI and its affiliates.

Other investment companies distributed by the Distributor and investments through retail fund supermarket platforms.

Contingent Deferred Sales Charges-Class B Shares and Class C Shares of the Acquired Funds and Class C Shares of the Surviving Funds

Acquired Fund Class B Shares.  Class B shares of the Acquired Funds are subject to a CDSC of up to 5.00% on shares redeemed within six years after purchase and automatically convert to Class A shares after 8 years.

Shareholders of Class B shares of the Small Cap Fund and the High Grade Core Fixed Income Fund upon the Reorganization will receive Class A shares of the Aberdeen Small Cap Fund and Aberdeen Core Income Fund.  For more information see the “Comparison of Acquired

Funds and Surviving Funds — Sales Charges, Reductions of Sales Charges and Sales Charge Exemptions.”

Acquired Funds Class C Shares.  Class C shares of the Acquired Funds will be subject to a 1% CDSC if shares are redeemed within 1 year.  If you sell some but not all of your Class C shares, the Fund will first redeem certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Surviving Funds Class C Shares.  Class C shares are subject to a 1% CDSC of shares if redeemed within the first year.  For Class C shares of the Surviving Funds, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less.  If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay.  The Surviving Funds’ distributor or AAMI may compensate broker-dealers and financial intermediaries for sales of Class C shares of the Surviving Funds from its own resources at the rate of 1.00% of sales of the Class C shares.

CDSC Waivers-Acquired Funds Class B Shares and Class C Shares and Surviving Funds Class A and C Shares

The CDSC may be waived or reduced:

Acquired Funds	Surviving Funds
If the redemption follows the death of a shareholder (or both shareholders in the case of joint accounts);	If the redemption relates to Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

If you have sold Class B or C shares of a Fund and decide to reinvest in the same class of the same Fund within a 120 day period, the CDSC will not apply to a current Class B or C share purchase, as applicable, on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 120 days of the date your instructions to sell were processed;

If the redemption relates to redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Fund, the Fund’s Adviser or the Fund’s distributor;

Acquired Funds	Surviving Funds

If the shares being redeemed were purchased with reinvested dividends and distributions;	If the redemption relates to the redemption of Class A or Class C shares purchased through reinvested dividends or distributions; and

If the redemption represents the minimum required distribution from a retirement plan; and	If the redemption relates to mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70½ and for other required distributions from retirement accounts.

If the redemption is made under an automatic withdrawal plan as long as the payments are no more than 10% of the account value annually (measured from the date the Fund’s Transfer Agent receives the request).

Redemption Fee

The New Asia Growth Fund and the International Stock Fund each impose a 2.00% redemption fee (short-term trading fee) for any shares redeemed within 30 days after the date they were acquired.  Although the New Asia Growth Fund and the International Stock Fund have a goal of applying this redemption fee to most such redemptions or exchanges, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee or to certain types of redemptions that do not indicate market timing strategies. Further, the fee does not apply to shares purchased through reinvested dividends or capital gains.

The Surviving Funds impose a 2.00% redemption fee for any shares redeemed within 90 days (15 days for the Aberdeen Core Income Fund) after the date they were acquired and intend for the fee to discourage frequent trading of Surviving Fund shares that can negatively affect the Surviving Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.  Surviving Fund Shares issued in connection with the Reorganization will not be subject to the redemption fee.

Purchases, Redemptions and Exchanges of Shares

Purchase Policies

The following charts compare existing purchase, redemption and exchange policies of the Acquired Funds and the Surviving Funds.  For more detailed information about purchase, redemption and exchange policies of the Surviving Funds, see your Acquired Fund’s Prospectus which is incorporated herein by reference or the Surviving Fund’s Summary Prospectus that accompanies this Proxy Statement/Prospectus and is incorporated herein by reference.

	Acquired Funds Class A, Class B and Class C shares		Surviving Funds Class A and Class C shares

Minimum Initial Investment	Regular Accounts	$1,000	Regular Accounts	$1,000
	IRAs	$250	IRAs	$1,000
	Auto Invest Plan	$100	Automatic Asset Accumulation Plan	$1,000

	Acquired Funds Class Y Shares		Surviving Funds Institutional Service Class shares
Minimum Initial Investment	No Minimum		$1,000,000 (per fund; not applicable to shares received in the Reorganizations)

Surviving Funds Institutional Class shares
Minimum Initial Investment			$1,000,000 (per fund; not applicable to shares received in the Reorganizations)

	Acquired Funds Class A, Class B and Class C shares		Surviving Funds Class A and Class C shares
Minimum Subsequent Investment	$50		$50 (per fund)

	Acquired Funds Common Class shares		Surviving Funds Institutional Service Class shares
Minimum Subsequent Investment	No Minimum		No Minimum

Surviving Funds Institutional Class shares
Minimum Subsequent Investment			No Minimum

	Acquired Funds Class A, Class B and Class C shares		Surviving Funds Class A and Class C shares
Purchase, Exchange, Redemption Methods

Directly by mail, telephone, Automated Clearing House (“ACH”) or wire and through authorized intermediaries (ACH and wire are not options for exchanges).

Redemptions in writing required in certain circumstances.

Directly by mail, telephone, on-line, ACH or wire and through authorized intermediaries (ACH and wire are not options for exchanges).

	Acquired Funds Class Y shares		Surviving Funds Institutional Service Class shares
Purchase, Exchange, Redemption Methods	Directly by mail, telephone, Automated Clearing House (“ACH”) or wire and through authorized intermediaries (ACH and wire are not options for exchanges).		Call toll free number

Redemptions in writing required in certain circumstances.

Surviving Funds Institutional Class shares
Purchase, Exchange, Redemption Methods		Call toll free number

	Acquired Funds Class A, Class B and Class C shares	Surviving Funds Class A and Class C shares
Systematic/Automatic Investment Plan or Automatic Withdrawal Plan	Yes $50 Automatic Investment Must have $10,000 for Auto Withdrawal Plan	Yes No Minimums

	Acquired Funds Class Y shares	Surviving Funds Institutional Service Class shares
Systematic/Automatic Investment Plan or Automatic Withdrawal Plan	No	No

Surviving Funds Institutional Class shares
Systematic/Automatic Investment Plan or Automatic Withdrawal Plan		No

	Acquired Funds Class A, Class B and Class C shares	Surviving Funds Class A and Class C shares
Involuntary Redemptions

If your account falls below $250, the Fund may ask you to increase your balance to the minimum investment amount. If it is still below $250 after 60 days, the Fund may close your account and send you the proceeds at the current NAV, net of any CDSC.

If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

	Acquired Funds Class Y shares	Surviving Funds Institutional Service Class shares
Involuntary Redemptions	None.	If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Surviving Funds Institutional Class shares
Involuntary Redemptions

If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

	Acquired Funds Class A, Class B and Class C shares	Surviving Funds Class A and Class C shares
Exchange Minimum	You must meet the minimum investment requirements for the fund into which you are exchanging.	If it represents the initial investment, the amount must satisfy initial investment requirements.

	Acquired Funds Class Y shares	Surviving Funds Institutional Service Class shares
Exchange Minimum	You must meet the minimum investment requirements for the fund into which you are exchanging.	If it represents the initial investment, the amount must satisfy initial investment requirements.

Surviving Funds Institutional Class shares
Exchange Minimum		If it represents the initial investment, the amount must satisfy initial investment requirements.

The Pacific Capital Trust and the Aberdeen Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Are there any significant differences between the Pacific Capital Trust’s and the Aberdeen Trust’s Charter Documents?

Comparison of the Pacific Capital Trust’s and the Aberdeen Trust’s Charter Documents

Each Acquired Fund is organized as a series of a Massachusetts business trust.  Each Surviving Fund is organized as a series of a Delaware statutory trust.  The operations of each Acquired Fund are governed by the Pacific Capital Trust’s Declaration of Trust, as amended (the “Pacific Capital Trust Charter”), By-laws, as amended, and applicable Massachusetts law.  The operations of each Surviving Fund are governed by the Aberdeen Trust’s Amended and Restated Agreement and Declaration of Trust (the “Aberdeen Trust Charter”), By-laws and applicable Delaware law.  The operations of both the Acquired Funds and Surviving Funds are also subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws.  The provisions of the Pacific Capital Trust Charter differ in some respects from the Aberdeen Trust Charter.  The following is only a summary of certain of the differences between the Acquired Fund’s Charter and By-laws and Massachusetts law, on the one hand, and the Aberdeen Trust Charter and By-laws and Delaware law, on the other.  It is not a complete list of differences.

Trustees of the Pacific Capital Trust and the Aberdeen Trust.  Subject to the provisions of the Aberdeen Trust Charter, the operations of the Aberdeen Trust are supervised by the Aberdeen Trust Board and, subject to the provisions of the Pacific Capital Trust Charter, the operations of an Acquired Fund are supervised by the Pacific Capital Trust Board.  The responsibilities, powers and fiduciary duties of the Aberdeen Trust’s Trustees are similar to those of the Pacific Capital Trust’s Trustees.  The Aberdeen Trust Charter permits the Aberdeen Trust Board to remove a Trustee with or without cause at any time at a duly constituted meeting or by a written consent signed by at least a majority of the then Trustees specifying the effective date of removal. A Trustee of the Pacific Capital Trust may be removed with cause by action of two-thirds of the remaining Trustees.  A Trustee of the Pacific Capital Trust may resign by instrument in writing effective upon delivery or the instruments terms.  A Trustee of the Aberdeen Trust may resign by written instrument signed by him or her and delivered to any officer of the Aberdeen Trust or to a meeting of the Board of Trustees.  Shareholders under either Charter have the power to remove a trustee only to the extent provided in the 1940 Act and regulations thereunder.   The Trustees of the Pacific Capital Trust are required to call a meeting for the purpose of considering the removal of persons serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Pacific Capital Trust.  The Trustees of the Aberdeen Trust have no such requirement, but must hold a special meeting of the shareholders any time upon the written request of holders of 10% or more of the shares entitled to vote at such meetings.

Amendment of Charter.  Generally, the Aberdeen Trust Charter permits the Trustees to amend the Aberdeen Trust Charter by an instrument in writing signed by not less than a majority of the Aberdeen Trust Board unless the Charter, the 1940 Act or the requirement of any securities exchange on which shares are listed for trading requires shareholders approve such an amendment.  The Pacific Capital Trust Charter permits the Trustees to amend the Pacific Capital Trust Charter only by a majority shareholder vote except: to change the name of the Trust; to establish and designate a new series or class of shares; to supply any omission or to cure, correct, or supplement any ambiguous, defective, or inconsistent provision of the Charter; or to conform the Charter to the requirements of applicable federal laws and regulations, including without limitation the provisions of the Code pertaining to regulated investment companies, as the Trustees deem necessary.

Liability and Indemnification of Trustees and Officers.  To protect the Trustees against certain liabilities, the Aberdeen Trust Charter provides that to the fullest extent that limitations on the liability of agents are permitted by the Delaware Statutory Trust Act (“DSTA”) and other applicable law, the trustees and officers shall not be responsible or liable in any event for any act or omission of any other agent of the Aberdeen Trust or any investment adviser or principal underwriter of the Aberdeen Trust.

In addition, the Aberdeen Trust Charter provides that the Aberdeen Trust, out of its property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or Trustee of the Aberdeen Trust.  Nothing in the Aberdeen Trust Charter indemnifies, holds harmless or protects any officer or trustee from or against any liability to the Aberdeen Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to as “Disqualifying Conduct”).

The Pacific Capital Trust Charter provides that no Trustee, officer or employee of the Pacific Capital Trust will be liable to the Pacific Capital Trust or its shareholder for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties. To protect the Pacific Capital Trust Trustees against certain liabilities, the Pacific Capital Trust Charter provides that the Pacific Capital Trust shall indemnify any Trustee or officer against all liability and against all expenses reasonably incurred or paid in connection with a claim, action, suit or proceeding, to the fullest extent permitted by law.   This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Pacific Capital Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted.

Shareholder Liability.  Under Delaware law, shareholders generally are not personally liable for the obligations of a Delaware statutory trust.  A shareholder is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations.  Similar statutory or other authority, however, limiting shareholder liability does not exist in certain states.  As a result, to the extent that the Aberdeen Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the shareholder to liability.  To guard against this risk, the Aberdeen Trust Charter: (1) contains a provision entitling Surviving Funds’ shareholders to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporate law of Delaware liability for acts or obligations of the Aberdeen Trust and the Surviving Funds; and (2) provides for indemnification out of such Surviving Funds’ property, as applicable, for any shareholder held personally liable for the obligations of the Surviving Funds.  In addition, notice of disclaimer of shareholder liability will normally be given in each agreement, obligation, or instrument entered into or executed by the Aberdeen Trust on behalf of the Surviving Funds.  Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the applicable Surviving Fund is unable to meet its obligations to indemnify a shareholder.  In light of Delaware law, the nature of the Surviving Funds’ business and the nature of their assets, the Aberdeen Trust Board believes that the risk of personal liability to a shareholder is extremely remote.

Under Massachusetts law, shareholders of the Acquired Funds could, under certain circumstances, be held personally liable for the obligations of the Pacific Capital Trust. However, the Pacific Capital Trust Charter disclaims shareholder liability for acts or obligations of the Pacific Capital Trust. The Pacific Capital Trust Charter provides for indemnification out of an Acquired Fund’s property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder.

Voting Rights of Shareholders of the Pacific Capital Trust and the Aberdeen Trust.  The Aberdeen Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings.  If a meeting of shareholders is held, all shares of a Surviving Fund entitled to vote on a matter vote without differentiation between  the separate series or classes; provided however, (i) if any matter to be voted on affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes will be entitled to vote on the matter or (ii) if the 1940 Act or other applicable law or regulation requires voting by series or by class, then the shares will vote as prescribed by such law or regulation.  Each share will be entitled to one vote for each full share, and a fractional vote for each fractional share.  Shareholders of Surviving Funds do not have cumulative voting rights in the election of Trustees.  Meetings of shareholders of Surviving Funds, or any, series or, class thereof, may be called by the Trustees, the Chairman of the Board or President of the Aberdeen Trust or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings.  Meetings of shareholders of the Acquired Funds may be called by the Trustees and shall be called by the Trustees whenever required by law or upon the written request of holders of 10% or more of the outstanding shares entitled to vote.  In the case of both the Pacific Capital Trust and the Aberdeen Trust, the Trustees will call a special meeting of shareholders for the purpose of filling a vacant Trustee position if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.  The Aberdeen Trust Charter provides that the shareholders have the power to vote only with respect to:  (1) the election of Trustees to the extent and as provided therein; and (2) with respect to such additional matters relating to Surviving Funds as may be required by the Aberdeen Trust Charter, the Aberdeen Trust’s By-laws, the 1940 Act or any registration statement of the Aberdeen Trust with the SEC; or (3) as the Trustees may consider necessary or desirable.  Generally, unless a lower quorum is required by applicable law, 33-1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitute a quorum at the meeting.

Generally, subject to certain provisions of the Aberdeen Trust Charter, the By-Laws or applicable law which may require a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a Shareholders’ meeting at which a quorum is present will be the act of the shareholders; and (2) Trustees will be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present.  In electing Trustees, all funds in the Aberdeen Trust vote together.

Shareholders of Acquired Funds have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Pacific Capital Trust Charter, they may be entitled to vote. All shares of the Pacific Capital Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Pacific Capital Trust is not required to hold annual meetings of the Funds’ shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect Trustees.  The shareholders generally have power to vote only (a) for the election of Trustees, (b) with respect to any investment advisory or management contract, (c) with respect to termination of the Pacific Capital Trust or any series thereof, (d) with respect to any amendment of the Pacific Capital Trust Charter to the extent and as provided in the Pacific Capital Trust charter, (e) with respect to any merger, consolidation or sale of assets, (f) with respect to incorporation of the Pacific Capital Trust, (g) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Pacific Capital Trust or the shareholders, and (h) with respect to such additional matters relating to the Pacific Capital Trust as may be required by the 1940 Act or any other law or as and when the Trustees may consider necessary or desirable.  There is no cumulative voting in the election of Trustees.

Termination of the Pacific Capital Trust/Aberdeen Trust and its Series or Classes.  Generally, the Surviving Funds Charter permits the termination of the Aberdeen Trust or any series of the Aberdeen Trust:  (a) with respect to the Aberdeen Trust, (i) at any time by vote of a majority of the shares of the Aberdeen Trust entitled to vote, or (ii) at the discretion of the Aberdeen Trust Board either (A) at any time there are no shares outstanding of the Aberdeen Trust, or (B) upon prior written notice to the shareholder of the Aberdeen Trust; (b) with respect to any series, at any time by vote of a majority of the shares of the series entitled to vote, or (ii) at the discretion of the Aberdeen Trust Board either (A) at any time there are no shares outstanding of the series, or (B) upon prior written notice to the shareholder of the series.

The Pacific Capital Trust or any Acquired Fund or class may be terminated (i) by the affirmative vote of the holders of not less than two-thirds of the shares of the Pacific Capital Trust, or the Acquired Fund or class as the case may be, at any meeting of shareholders, or (ii) by an instrument of writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such shares, or (iii) by the Trustees by written notice to the shareholders.

Derivative Actions.  Generally, a shareholder may bring a derivative action on behalf of the Aberdeen Trust only if the shareholder or shareholders first make a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such action is excused.  A demand on the Trustees is only excused if a majority of the Aberdeen Trust Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.

Under the Pacific Capital Trust Charter and Massachusetts law, a shareholder generally may bring a derivative action on behalf of the Pacific Capital Trust only after having made a written demand upon the Trust to take suitable action and either (a) 90 days have elapsed from the date the demand was made or (b) 120 days have elapsed after the demand was made if the Trust has submitted to the shareholders the decision whether to reject the demand within 60 days after demand was made, unless irreparable injury to the Trust would result by waiting for the applicable 90- or 120-day period to expire.  A shareholder of a particular Acquired Fund or class is not entitled to participate in a derivative or class action on behalf of any other Acquired Fund or class or the shareholders of any other Acquired Fund or class.

Merger and Consolidation.  Pursuant to an agreement of merger or consolidation, the Aberdeen Trust, or any one or more of its series, may, by act of a majority of the Aberdeen Trust Board, merge or consolidate with or into one or more business entities.  Any such merger or consolidation does not require the vote of the shareholders affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of the Aberdeen Trust Charter, which would otherwise require the approval of such Shareholders.

Under the Pacific Capital Trust Charter, the Pacific Capital Trust or any of its series may merge or consolidate with, or may acquire the assets of (whether or not subject to the liabilities of), any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Pacific Capital Trust’s property or the property of any of its series at any meeting of shareholders called for the purpose, by the affirmative vote of the holders of not less than two-thirds of such shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, a majority shareholder vote is sufficient authorization.

Conversion.  A majority of the Aberdeen Trust Board may, without the vote or consent of the shareholders, cause (i) the Aberdeen Trust to convert to a common-law trust, a general partnership, limited partnership or a limited liability company pursuant to Section 3821 of the DSTA; (ii) the shares of the Aberdeen Trust or any series to be converted into beneficial interests in another business trust (or series thereof); or (iii) the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; provided, however, that if required by the 1940 Act, no such statutory conversion, share conversion or share exchange shall be effective unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority of the outstanding voting securities,” as is defined in the 1940 Act.

With a majority shareholder vote, the Pacific Capital Trust Trustees may convert the trust or any Acquired Fund into a corporation or corporations under the laws of any jurisdiction or a trust, partnership, association or other organization.

Reorganization.  A majority of the Aberdeen Trust Board may cause the Aberdeen Trust to sell, convey and transfer all or substantially all of the assets of the Aberdeen Trust, or any one or more series, to another business entity, or to the Aberdeen Trust to be held as assets associated with one or more other series of the Aberdeen Trust, in exchange for cash, shares or other securities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority of the outstanding voting securities,” as defined in the 1940 Act, of that series.

The Pacific Capital Trust may merge, sell, lease or exchange its property (or the property of any of its series) upon approval by either: (a) a majority shareholder vote of the Pacific Capital Trust or the series involved in such transaction, provided that the Trustees of the Pacific Capital Trust have recommended the approval of such transaction; or (b) a vote of two-thirds of the shareholders of the Pacific Capital Trust or the series involved in such transaction.

ADDITIONAL INFORMATION ABOUT THE SURVIVING FUNDS

A Note About Share Classes

Each Surviving Fund (other than the Institutional Funds) offers six share classes — Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class.  Each of the Institutional Funds offers two share classes — Institutional Service Class and Institutional Class.

An investment in any share class of a Surviving Fund represents an investment in the same assets of the Surviving Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                 which share classes are available to you;

•                 how long you expect to own your shares;

•                 how much you intend to invest;

•                 total costs and expenses associated with a particular share class; and

•                 whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Surviving Funds offer several different share classes each with different price and cost features.

•                 Class A Shares. If you are making an investment of $50,000 ($100,000 for the Aberdeen Core Income Fund) or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares.

•                 Class B Shares. If you are currently a Class B shareholder and are making an investment of $100,000 or less and plan to hold your shares for longer than six years and would prefer not to pay an initial sales charge you might consider Class B shares. By not paying a front-end sales charge, your full investment immediately goes toward buying shares. However, Class B shares are subject to a distribution and service fee, which will cause Class B shares (until conversion to Class A shares) to have a higher expense ratio and thus, make lower dividend payments (to the extent there are dividend payments) than Class A shares. Class B shares are currently available only to existing Class B shareholders as discussed below under “Investing with Aberdeen Funds — Class B shares.”

•                 Class C Shares. If you are uncertain as to how long you will hold your shares and would prefer not to pay an initial sales charge you might consider Class C shares. By not paying a front-end sales charge, your full investment immediately goes toward buying shares. However, Class C shares are subject to a distribution and service fee, which will cause Class C shares to have a higher expense ratio and thus, make lower dividend payments (to the extent there are dividend payments) than Class A shares. Additionally, if you redeem your shares within one year, you are subject to a 1% contingent deferred sales charge.

The table below provides a further comparison of Class A, Class B and Class C shares. Class A and Class C shares are available to all investors.

In addition to Class A, Class B and Class C shares, each Surviving Fund also offers Class R, Institutional Service Class and Institutional Class shares (other than the Institutional Funds which only offer Institutional Service Class and Institutional Class shares) which are only available to institutional accounts. Class R, Institutional Service Class and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Surviving Fund and the share class are appropriate for you. In addition, consider the Surviving Fund’s investment objectives, principal investment strategies and principal risks to determine which Surviving Fund and share class is most appropriate for your situation.

Comparing Class A, Class B, Class C Shares

Class A Shares

Front-end sales charge up to 5.75% or 4.25%	The Offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) (1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b- 1 fee of 0.25%	Total annual operating expenses are lower than Class B and Class C expenses which means higher dividends and/or NAV per share.

Administrative services fee of up to 0.25%
No conversion feature.

No maximum investment amount.

Class B Shares

CDSC up to 5.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines 1% in most years to zero after six years.

Annual service and/or 12b- 1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

No administrative services fee
Automatic conversion to Class A shares after seven years which means lower annual expenses in the future.

Maximum investment amount of $100,000. Larger investments may be rejected.

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b- 1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No administrative services fee
No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)                    Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)                     This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges For Class A Shares (except Aberdeen Core Income Fund)

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price	(Approximately)	Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	*

* Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges For Class A Shares of Aberdeen Core Income Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price	(Approximately)	Offering Price

Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	*

* Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Surviving Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Surviving Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Surviving Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A and Class D Sales Charges” in the Statement of Additional Information for the Surviving Funds for more information. This information regarding breakpoints is available free of charge by visiting www.aberdeen-asset.us.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•                  A Larger Investment. The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class B or Class C shares in all Surviving Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•                  Share Repurchase Privilege. If you redeem Surviving Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                  Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest.  You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

•                  investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Surviving Fund or the Surviving Funds’ distributor to waive sales charges;

•                  directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/ selling agreement with the Surviving Funds’ distributor;

•                  retirement plans;

•                  investment advisory clients of AAMI’s affiliates; and

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with AAMI from time to time.

The Statement of Additional Information for the Surviving Funds lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Aberdeen Trust at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a CDSC may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

A CDSC of up to 1.00% (or 0.75% for Aberdeen Core Income Fund) applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Surviving Funds’ distributor or AAMI to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                  if you are eligible to purchase Class A shares without a sales charge for another reason; or

•                  if no finder’s fee was paid; or

•                  to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%*
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

* 0.75% for Aberdeen Core Income Fund

A shareholder may be subject to a CDSC if he or she redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Surviving Funds in this Proxy Statement/Prospectus are described above. If you purchase more than one Surviving Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Surviving Funds purchased and is proportional to the amount you redeem from each Surviving Fund.

Waiver of Contingent Deferred Sales Charges — Class A, Class B and Class C Shares

The CDSC is waived on:

•                  the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

•                  Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

•                  Class A, Class B or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70½  and for other required distributions from retirement accounts; and

•                  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Surviving Funds, AAMI or the Surviving Funds’ distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the Statement Additional Information of the Surviving Funds.

Class B Shares

The Surviving Funds have ceased offering Class B shares (with exceptions for shareholders who received Class B shares in connection with the Aberdeen Trust’s reorganization with Nationwide Mutual Funds (“existing Class B shareholders”) on June 23, 2008). New investments of Class B shares, other than by existing Class B shareholders, are no longer permitted. Existing shareholders of Class B shares of Surviving Funds may: (i) continue as Class B shareholders; (ii) continue to make additional purchases of Class B shares; (iii) continue to reinvest dividends and distributions into Class B shares; and (iv) exchange their Class B shares for Class B shares of other series of Surviving Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares purchased, reinvested or exchanged, by existing Class B shareholders, Class B share attributes, including the associated

Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

Sale Within	Sales Charge
1 Year	5%
2 Years	4%
3 Years	3%
4 Years	3%
5 Years	2%
6 Years	1%
7 Years or More	0%

The Surviving Funds’ distributor or AAMI may compensate broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales.

Conversion of Class B Shares

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged.

The Surviving Fund’s distributor or AAMI may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Surviving Funds.

Share Classes Available Only to Institutional Accounts

All of the Surviving Funds offer Institutional Service Class and Institutional Class shares, and the Aberdeen Core Income Fund and the Aberdeen Small Cap Fund also offer Class R shares.  Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                 the level of distribution and administrative services the plan requires;

•                 the total expenses of the share class; and

•                 the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                 401(k) plans;

•                 457 plans;

•                 403(b) plans;

•                 profit sharing and money purchase pension plans;

•                 defined benefit plans;

•                 non-qualified deferred compensation plans; and

•                 other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                 institutional non-retirement accounts;

•                 traditional and Roth IRAs;

•                 Coverdell Education Savings Accounts;

•                 SEPs and SAR-SEPs;

•                 SIMPLE IRAs;

•                 one-person Keogh plans;

•                 individual 403(b) plans; or

•                 529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                 retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•                 retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Surviving Funds for these services;

•                 a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                 registered investment advisers investing on behalf of institutions and high net worth individuals, this may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients; or

•                  life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                 funds of funds offered by affiliates of the Surviving Funds;

•                 retirement plans for which no third-party administrator receives compensation from the Surviving Funds;

•                 institutional advisory accounts of the AAMI’s affiliates, those accounts which have client relationships with an affiliate of the AAMI, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                 rollover individual retirement accounts from such institutional advisory accounts;

•                 a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                 registered investment advisers investing on behalf of institutions and high net worth individuals, this may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients; or

•                 high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Surviving Funds’ distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Surviving Fund with Class A, Class B, Class C or Class R shares has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Surviving Funds to compensate the Surviving Funds’ distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Surviving Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Surviving Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

As a % of
Class	Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class B	1.00%
(0.25% service fee)
Class C	1.00%
(0.25% service fee)
Class R	0.50%
(0.25% of which may be either a distribution or service fee)

Administrative Services Fees

Class A, Class R and Institutional Service Class shares of the Surviving Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Aberdeen Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Surviving Funds. Under the Administrative Services Plan, a Surviving Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Surviving Fund’s Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

AAMI  and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Aberdeen Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Surviving Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Surviving Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Aberdeen Trust Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Surviving Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Surviving Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Surviving Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Surviving Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                  the Surviving Funds’ distributor and other affiliates of AAMI;

•                  broker-dealers;

•                  financial institutions; and

•                  other financial intermediaries through which investors may purchase shares of a Surviving Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Surviving Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, AAMI and all sub-advisers to the Aberdeen Trust are prohibited from considering a broker-dealer’s sale of any of the Aberdeen Trust’s shares in selecting such broker-dealer for the execution of Surviving Fund portfolio transactions, except as may be specifically permitted by law.

Surviving Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Surviving Fund shares, although neither such assistance nor the volume of shares sold of the Aberdeen Trust or any affiliated investment company is a qualifying or disqualifying factor in AAMI’s or a sub-adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Surviving Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Surviving Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Surviving Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Surviving Fund and its transfer agent. Since the Surviving Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Surviving Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Aberdeen Trust reserves the right to redeem your shares. The Aberdeen Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Aberdeen Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Aberdeen Trust, to designate other financial intermediaries to accept such orders. In these cases:

•                  A Surviving Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.

•                  Financial intermediaries are responsible for transmitting accepted orders to a Surviving Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Aberdeen Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                  make transactions;

•                  hear fund price information; and

•                  obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                  download Surviving Fund prospectuses;

•                  obtain information on the Surviving Funds;

•                  access your account information; and

•                  request transactions, including purchases, redemptions and exchanges.

By Regular Mail Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Surviving Fund. The NAV is:

•                  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                  generally determined by dividing the total net market value of the securities and other assets owned by a Surviving Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Surviving Fund shares is the NAV for a particular class next determined after the order is received in good form by a Surviving Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.  An order is in “good form” if the Surviving Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•                  Surviving Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although shares of the Aberdeen Core Income Fund may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Surviving Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Surviving Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•                  The Aberdeen Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. If the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Surviving Fund is open for business during this situation, please call 866-667-9231.

The Surviving Funds do not calculate NAV on days when the New York Stock Exchange is closed.

•                  New Year’s Day

•                  Martin Luther King, Jr. Day

•                  Presidents’ Day

•                  Good Friday

•                  Memorial Day

•                  Independence Day

•                  Labor Day

•                  Thanksgiving Day

•                  Christmas Day

•                  Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Surviving Fund is closed. As a result, if a Surviving Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying Shares: Fund Transactions — Class A, Class B and Class C Shares

All transaction orders must be received by the Surviving Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Surviving Fund’s NAV to receive that day’s NAV.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Surviving Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Surviving Funds or the Surviving Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Surviving Funds. Your transaction is processed at the NAV next calculated after the Surviving Funds’ transfer agent or an authorized intermediary receives your order in proper form.

Through an authorized intermediary. The Surviving Funds or the Surviving Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Surviving Funds. Your transaction is processed at the NAV next calculated after the Surviving Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Surviving Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Surviving Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Surviving Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Surviving Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Surviving Funds may revoke telephone privileges at any time, without notice to shareholders.

expense that results from executing such instructions. The Surviving Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Surviving Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

How to Buy Shares	How to Exchange* or Sell** Shares

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Surviving Funds may discontinue on-line transactions of Surviving Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Surviving Funds may discontinue on-line transactions of Surviving Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Surviving Funds’ custodian bank. The authorization will be in effect unless you give the Surviving Funds written notice of its termination.

•                  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•                  your bank may charge a fee to wire funds.

•                  the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Surviving Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Surviving Funds written notice of its termination.

•                  your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•                  the Aberdeen Trust deducts a $20 service fee from the redemption proceeds for this service.

•                  your financial institution may also charge a fee for receiving the wire.

•                  funds sent outside the U.S. may be subject

to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Surviving Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches the Aberdeen Trust from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Surviving Funds written notice of its termination.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Surviving Funds written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Fair Value Pricing

The Aberdeen Trust Board of has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Surviving Funds are valued in order to determine each Surviving Fund’s NAV. The Valuation Procedures provide that each Surviving Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Aberdeen Trust and employees of the AAMI, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Surviving Fund’s NAV is calculated, a Surviving Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Surviving Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Surviving Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Surviving Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Surviving Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

A Surviving Fund’s investments in other registered open-end investment companies (if any) are valued based on the NAV of those investment companies and those investment companies may use fair value pricing as described in their prospectuses.

In-Kind Purchases

Each Surviving Fund may accept payment for shares in the form of securities that are permissible investments for the Surviving Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Surviving Funds must obtain the following information for each person that opens a new account:

•                  name;

•                  date of birth (for individuals);

•                  residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Surviving Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Surviving Funds may restrict your ability to purchase additional shares until your identity is verified. The Surviving Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts With Low Balances

Maintaining small accounts is costly for the Surviving Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Surviving Fund’s minimum.

•                  If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Surviving Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

•                  Each Surviving Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Surviving Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•                  both accounts have the same registration;

•                  your first purchase in the new fund meets its minimum investment requirement; and

•                  you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•                  if you exchange from Class A shares of a Surviving Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                  if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Surviving Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Surviving Fund

A financial intermediary may redeem shares in one class held on behalf of its customers and invest the proceeds in another class of the same fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary.  All such transactions are subject to meeting any investment minimum or eligibility requirements.

Automatic Withdrawal Program

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Surviving Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the Statement of Additional Information for the Surviving Funds.

Selling Shares

You can sell, or in other words redeem, your Surviving Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the

NAV (minus any applicable sales charges or redemption fee) next determined after the Surviving Fund’s authorized intermediary or an agent of the Surviving Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Surviving Fund’s investments at the time of the redemption.

You may not be able to redeem your Surviving Fund shares or the Surviving Funds may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Surviving Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Surviving Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•                  is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Surviving Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Surviving Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Surviving Fund at the Surviving Fund’s then-current NAV until you give the Surviving Funds different instructions.

Under extraordinary circumstances, a Surviving Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Surviving Fund directly to an account holder as a redemption in-kind of securities (instead of cash). For more about Surviving Funds’ ability to make a redemption-in-kind, see the Statement of Additional Information for the Surviving Funds.

The Board of Trustees of the Aberdeen Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Surviving Fund. Affiliated persons of a Surviving Fund include shareholders who are affiliates of AAMI and shareholders of a Surviving Fund owning 5% or more of the outstanding shares of that Surviving Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Surviving Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Surviving Funds in any of the following instances:

•                  your account address has changed within the last 15 calendar days;

•                  the redemption check is made payable to anyone other than the registered shareholder;

•                  the proceeds are mailed to any address other than the address of record; or

•                  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Surviving Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Surviving Funds or sales and repurchases of Surviving Funds within a short time period) may:

•                  disrupt portfolio management strategies;

•                  increase brokerage and other transaction costs; and

•                  negatively affect fund performance.

Each Surviving Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Surviving Fund, the amount of assets the Surviving Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Surviving Fund shares and other factors.  Surviving Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Surviving Funds based on events occurring after the close of a foreign market that may not be reflected in a Surviving Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Surviving Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Aberdeen Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Surviving Funds:

Monitoring of Trading Activity

The Surviving Funds, through AAMI, its sub-adviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Surviving Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Surviving Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, Surviving Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Surviving Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Surviving Fund is able to identify short-term trades or traders, such Surviving Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Surviving Fund identifies. A Surviving Fund also has sole discretion to:

•                  restrict purchases or exchanges that the Surviving Fund or its agents believe constitute excessive trading and

•                  reject transactions that violate a Surviving Fund’s excessive trading policies or its exchange limits.

Each Surviving Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•                  if you make an exchange equaling 1% or more of a Surviving Fund’s NAV, the exchange into the other Surviving Fund may be rejected and

•                  redemption and exchange fees are imposed on certain Surviving Funds. These Surviving Funds may assess either a redemption fee if you redeem your Surviving Fund shares or an exchange fee if you exchange your Surviving Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Surviving Fund shares.

Fair Valuation

The Aberdeen Trust has fair value pricing procedures in place as described above in “Investing with Aberdeen Funds: Share Price.”

Exchange and Redemption Fees

In order to discourage excessive trading, the Surviving Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within the designated holding period listed in the chart below, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•                  shares redeemed or exchanged under regularly scheduled withdrawal plans;

•                  shares purchased through reinvested dividends or capital gains;

•                  shares redeemed following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

•                  shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts;

•                  shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction; or

•                  shares redeemed or exchanged by any “fund of funds” that is affiliated with a Surviving Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the waiver. Redemption and exchange fees will be assessed unless or until the Surviving Funds are notified that the redemption fee has been waived.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•                  broker wrap fee and other fee-based programs;

•                  qualified retirement plan accounts;

•                  omnibus accounts where there is no capability to impose an exchange fee on underlying customers’ accounts; and

•                  intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Surviving Fund shareholders bear the expense of such frequent trading.

A Surviving Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Surviving Fund.

The following Surviving Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen Small Cap Fund	2.00%	90
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	2.00%	90
Aberdeen International Equity Institutional Fund	2.00%	90
Aberdeen Core Income Fund	2.00%	15

Distribution and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Surviving Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee a Surviving Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Surviving Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Surviving Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each Surviving Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Surviving Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Surviving Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Surviving Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Aberdeen Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Surviving Fund at the Surviving Fund’s then-current NAV until you give the Aberdeen Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Surviving Fund, whether you reinvest your distributions in additional Surviving Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                  distributions are taxable to you at either ordinary income or capital gains tax rates;

•                  distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•                  distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Surviving Fund shares;

•                  for individuals, with respect to taxable years of a Surviving Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•                  for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•                  distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Surviving Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Surviving Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Surviving Fund’s fiscal year end, the final amount and character of distributions the Surviving Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Surviving Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Surviving Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Surviving Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If more than 50% of a Surviving Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Surviving Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Surviving Fund. If a Surviving Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in a Surviving Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Surviving Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Surviving Fund for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Surviving Fund shares are currently taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are currently taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Surviving Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Surviving Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has unrelated business taxable income for a taxable year, a 100% excise tax on the unrelated business taxable income is imposed on the trust.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Surviving Funds.

MORE INFORMATION ABOUT THE FUNDS

Additional Information

More information about the Acquired Funds and the Surviving Funds is included in: (i) the Acquired Funds’ Prospectuses dated November 27, 2009, which are incorporated by reference herein and considered a part of this Proxy Statement/Prospectus; (ii) the Statement of Additional Information dated November 27, 2009, as amended to date, relating to the Acquired Funds (iii) the Surviving Funds’ Summary Prospectuses dated March 1, 2010, which accompany this Proxy Statement/Prospectus, are incorporated by reference and considered a part of this Proxy Statement/Prospectus; (iv) the Statements of Additional Information dated March 1, 2010, as amended to date, relating to the Surviving Funds; and (v) the Statement of Additional

Information dated [                  ] (relating to this Proxy Statement/Prospectus), which is incorporated by reference herein.  You may request free copies of the Acquired Funds’ Prospectuses or Statements of Additional Information (including any supplement) and you may request free copies of the Surviving Funds’ Summary Prospectus, statutory prospectus or Statements of Additional Information (including any supplements), by calling (800) 523-1918 or by writing to the Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Surviving Funds with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement.  Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Surviving Funds and the shares offered.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following SEC regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

In addition, copies of such material can be obtained from the SEC’s Web site at www.sec.gov.  To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

Financial Statements

The audited financial statements for the Acquired Funds, which appear in the Acquired Funds’ Annual Report dated July 31, 2009 and have been audited by KPMG, independent registered public accounting firm for the Acquired Funds, and the audited financial statements of the Surviving Funds, which appear in the Surviving Funds’ Annual Report dated October 31, 2009 and have been audited by KPMG, independent registered public accounting firm for the Surviving Funds, are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus.  Such financial statements are incorporated therein by reference in reliance upon such reports given on the authority of such firm.  All periods presented through October 31, 2008 were audited by other auditors.

The financial highlights for the Aberdeen International Equity Institutional Fund and the Aberdeen Small Cap Fund for the fiscal year ended October 31, 2009 are included in Exhibit B.  The Aberdeen Core Income Fund has not yet commenced operations and the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund has not been in operation for a full calendar year so these Surviving Funds’ financial highlights are not included.

VOTING INFORMATION

What vote is necessary to approve the Proposal?

Quorum; Adjournment

The presence in person or by proxy of more than 50% of the shares of an Acquired Fund outstanding on the Record Date (without regard to Class) entitled to vote at the Meeting will constitute a quorum for that Acquired Fund. If a quorum of an Acquired Fund is not present, sufficient votes are not received by the date of the Meeting from shareholders of the Acquired Fund, or the holders of shares of the Acquired Fund present in person or by proxy determine to adjourn the Meeting of the Fund for any other reason, a person named as proxy may propose one or more adjournments of the Meeting of the Acquired Fund from time to time to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those shares of an Acquired Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal with respect to the Acquired Fund.

Shareholder Approval

Approval of the proposal with respect to an Acquired Fund will require an affirmative vote of the holders of a majority of shares of the Acquired Fund. This means the lesser of (1) 67% or more of the shares of the Acquired Fund present at the Meeting if the owners of more than 50% of the shares of the Acquired Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Acquired Fund entitled to vote at the Meeting.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy.  A self-addressed, postage-paid envelope is enclosed for your convenience.  Alternatively, you may authorize your proxy by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

The Reorganization of each Acquired Fund into a corresponding Surviving Fund will be voted on separately by the Acquired Fund’s shareholders.  If the shareholders do not approve the Reorganization of one or more of the Acquired Funds, this could affect the completion of the Reorganization with respect to the other Acquired Funds. Completion of the Transaction and each of the Reorganizations is conditioned on the approval of the Reorganizations of all Acquired Funds by their respective shareholders.  However, if the Reorganization of the Small Cap Fund into the Aberdeen Small Cap Fund (the “Small Cap Reorganization”) is not approved by the Small Cap Fund’s shareholders on or before July 16, 2010,  but each of the other Reorganizations is approved by that date, then the other approved Reorganizations will be completed by July 20, 2010 and the Small Cap Reorganization will not be completed absent further action by the Pacific Capital Trust Board and the Aberdeen Trust’s Board of Trustees and by the Small Cap Fund’s shareholders.

In tallying shareholder votes, abstentions and broker non-votes will be counted as shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the Proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

BOH has advised the Acquired Funds that it will appoint an independent fiduciary, [      ],to vote the shares of BOH’s customers over which BOH has voting power at the Meeting.

This Proxy Statement/Prospectus, and the accompanying Notice of Meeting, proxy card(s), and voting instruction forms were first mailed to shareholders on or about March [      ], 2010.

Who can vote to approve the Proposal?

Only shareholders of record of the Acquired Funds at the close of business on [              ], 2010 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  Exhibit C to this Proxy Statement/Prospectus sets forth the number of shares of beneficial interest of each of the Acquired Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

This Proxy Statement/Prospectus is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement/prospectus for each Acquired Fund and, because shareholders may own shares of more than one Acquired Fund, to avoid burdening shareholders with more than one proxy statement.  To the extent information regarding common ownership is available to the Acquired Funds, a shareholder who owns of record shares in more than one Acquired Fund will receive a package containing this Proxy Statement/Prospectus and proxies for each Acquired Fund in which that shareholder owns shares.  If information relating to common ownership is not available to the Acquired Funds, a shareholder who beneficially owns shares in more than one Acquired Fund may receive more than one package, each containing this Proxy Statement/Prospectus and a proxy for a single Acquired Fund.  It is essential that shareholders complete, date, sign and return EACH enclosed proxy.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also authorize your vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or authorize your proxy by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies.  If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of each Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received by the Pacific Capital Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

What other matters will be voted upon at the Meeting?

The Pacific Capital Trust Board does not intend to bring any matters before the Meeting with respect to the Acquired Funds other than those described in this Proxy Statement/Prospectus.  The Pacific Capital Trust Board is not aware of any other matters to be brought before the Meeting with respect to the Acquired Funds by others.  If any other matter legally comes before the Meeting, proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote.  However, any proposal submitted to a vote at the Meeting by anyone other than the officers or directors may be voted only in person or by written proxy.

What other solicitations will be made?

This proxy solicitation is being made by the Pacific Capital Trust Board for use at the Meeting.  In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Pacific Capital Trust Board will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  The Pacific Capital Trust may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition to solicitations by mail, officers and employees of the Acquired Funds, AMG, or BOH, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews.  The Pacific Capital Trust Board has engaged [                  ] to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of $[        ] for New Asia Growth Fund, $[      ] for International Stock Fund, $[        ] for Small Cap Fund and $[        ] for High Grade Core Fixed Income Fund.  [            ] also will be reimbursed for its reasonable expenses.  Proxy solicitation costs for the Acquired Funds will be allocated between BOH and AAMI.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  BOH expects that the solicitations will be primarily by mail, but also will include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, certain shareholders of the Acquired Funds may receive a telephone call from a representative of [              ] if their votes have not yet been received.

Proxies that are obtained telephonically by [              ] will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited by [                ], the [                ] representative is required to ask each shareholder to state his or her full name.  The representative then states the city, state and zip code on the account and asks the shareholder to confirm his or her identity by stating their street address.  If the shareholder is a corporation or other entity, the [                ] representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to [                ], then the [              ] representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on each applicable proposed Reorganization.  Although the [                ] representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus.  [              ] will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter via USPS to confirm his or her vote and asking the shareholder to call [                ] immediately if his or her instructions are not correctly reflected in the confirmation.

How do I submit a shareholder proposal?

Neither the Pacific Capital Trust nor the Acquired Funds hold regular shareholders meetings. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposal to the Secretary of the Pacific Capital Trust, 3435 Stelzer Road, Columbus, Ohio 43219, identifying the correspondence as intended for the Pacific Capital Trust Board or a specified member of the Pacific Capital Trust Board.

A proposal must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal, however, does not necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to a proposal submitted on a timely basis.

Any such notice by a shareholder to an Acquired Fund shall set out as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Please advise the Acquired Funds, c/o Secretary, 3435 Stelzer Road, Columbus, Ohio 43219, whether other persons are beneficial owners of Acquired Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement/Prospectus needed to supply copies to the beneficial owners of these shares.

PRINCIPAL HOLDERS OF SHARES

[On [                ], the officers and Trustees of the Pacific Capital Trust and the Aberdeen Trust, as a group, owned less than 1% of the outstanding voting shares of any Acquired Fund or Surviving Fund, respectively, or class thereof.]

To the best knowledge of the Pacific Capital Trust, as of [                ], no person, except as set forth in the table at Exhibit D, owned of record 5% or more of the outstanding shares of any class of the Acquired Funds.  To the best knowledge of the Aberdeen Trust as of [                  ], no person, except as set forth in the table at Exhibit D, owned of record 5% or more of the outstanding shares of any class of the Surviving Funds.

EXHIBITS TO

PROXY STATEMENT/PROSPECTUS

Exhibit

A.                                   Form of Agreement and Plan of Reorganization between Pacific Capital Funds, on behalf of its appropriate series and Aberdeen Funds, on behalf of its appropriate series.

B.                                     Financial Highlights

C.                                     Outstanding Voting Securities of the Acquired Funds as of [                ], 2010

D.                                    Principal Holders of Shares as of [              ], 2010

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 3rd day of March, 2010, by and among Aberdeen Funds, a Delaware statutory trust (the “Aberdeen Trust”), with its principal place of business at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on behalf of the following of its separate series: Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Small Cap Fund and Aberdeen Core Income Fund (each, an “Acquiring Fund”), and Pacific Capital Funds, a Massachusetts business trust (the “Pacific Capital Trust”), with its principal place of business at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813, on behalf of the following of its separate series: New Asia Growth Fund, International Stock Fund, Small Cap Fund and High Grade Core Fixed Income Fund (each, an “Acquired Fund”).  Aberdeen Asset Management Inc. (“AAMI”), a Delaware corporation, joins this agreement solely for purposes of paragraphs 1.6, 5.1, 9.2, 14, 16.4, 16.5 and 16.6.  The Bank of Hawaii (“BOH”), a Hawaii banking corporation, joins this Agreement solely for purposes of paragraphs 1.6, 5.1, 5.4, 9.2, 14, 16.4, 16.5 and 16.6.

WHEREAS, each Acquired Fund and each Acquiring Fund is a series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Aberdeen Core Income Fund is an existing series of the Aberdeen Trust, but has had no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, each of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Small Cap Fund (each, an “Operating Acquiring Fund”) is an existing series of the Aberdeen Trust and has carried on, and will continue to carry on, the business of an open-end management investment company registered under the 1940 Act, and has, and will continue to have, following the consummation of the transaction described herein, assets consisting primarily of equity securities;

WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the corresponding Acquired Fund with its classes of shares of beneficial interest (no par value) (“Acquired Fund Shares”):

Acquiring Fund, each a series of	Corresponding Acquired Fund, each a series
Aberdeen Funds	of Pacific Capital Funds

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	New Asia Growth Fund
Institutional Service Class	Class A
Institutional Service Class	Class B
Institutional Service Class	Class C
Institutional Class	Class Y

Aberdeen International Equity Institutional Fund	International Stock Fund
Institutional Service Class	Class A
Institutional Service Class	Class B
Institutional Service Class	Class C
Institutional Class	Class Y

Aberdeen Small Cap Fund	Small Cap Fund
Class A	Class A
Class A	Class B
Class C	Class C
Institutional Class	Class Y

Aberdeen Core Income Fund	High Grade Core Fixed Income Fund
Class A	Class A
Class A	Class B
Class C	Class C
Institutional Class	Class Y

WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the relevant class of the Acquired Fund;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, each reorganization, redomiciliation and liquidation contemplated hereby will consist of (1) the sale, assignment, transfer and delivery of all of the property and assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Aberdeen Trust has determined, with respect to each Acquiring Fund, that the sale, assignment, transfer and delivery of all of the property and assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Pacific Capital Trust has determined that the sale, assignment, transfer and delivery of all of the property and assets of each Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of each Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.             TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES BY THE CORRESPONDING ACQUIRING FUND AND THE LIQUIDATION OF EACH ACQUIRED FUND

1.1.          Subject to the requisite approval of each Acquired Fund’s shareholders (“Acquired Fund Shareholders”) and the other terms and conditions herein set forth, including paragraph 15.1, and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and each Acquiring Fund agrees in exchange therefor:

(i)    to deliver to the corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares of each relevant class equal in value to the value of each corresponding class of the corresponding Acquired Fund as of the time and date set forth in paragraph 3; and

(ii)   to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2.

Transactions described in paragraph 1.1(i) and (ii) shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.          The property and assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 6.3 (collectively, with respect to each Acquired Fund separately, “Assets”).  Each Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the corresponding Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation  Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Acquired Fund separately, “Liabilities”).  Each Acquiring Fund shall assume only those Liabilities of the corresponding Acquired  Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Acquired Fund. Each Acquired Fund will use its best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent permissible and consistent with its own investment objectives and policies.  If prior to the Closing Date, the Aberdeen Trust identifies a Liability that the Aberdeen Trust and the Pacific Capital Trust, on behalf of an Acquired Fund, mutually agree should not be assumed by the Aberdeen Trust, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Aberdeen Trust and the Pacific Capital Trust at the Closing (the “Excluded Liabilities”).  Certain Liabilities that would otherwise be listed as Excluded Liabilities may be assumed by the Aberdeen Trust on behalf of an Acquiring Fund, on the condition that the Aberdeen Trust and the relevant Acquiring Fund be indemnified in writing to their reasonable satisfaction by BOH or its affiliates against any and all losses, claims, damages or liability to which the Aberdeen Trust and the Acquiring Fund may become subject as a result of assuming such Liability.

1.3.          Immediately following the action contemplated by paragraph 1.1, each Acquired Fund will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) as soon as reasonably practicable thereafter, completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the applicable Acquiring Fund to open accounts on the share records of the applicable Acquiring Fund in the names of the Acquired Fund Shareholders.  An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Valuation Date. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund.  The Acquired Funds will be dissolved in accordance with the laws of Massachusetts as soon as practicable following the Closing Date.

1.4.          Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3.

1.5.          Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.6.          At least fifteen business days prior to the Valuation Date, BOH, on behalf of each Acquired Fund, will provide AAMI with a schedule of the Assets held by such Acquired Fund.  At least ten business days prior to the Valuation Date, AAMI, on behalf of each Acquiring Fund will advise BOH of any investments of the corresponding Acquired Fund shown on the Acquired Fund’s schedule of securities which such Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to such Acquiring Fund in connection with facilitating the orderly transition of such Acquired Fund’s Assets.  Under such circumstances, to the extent practicable, an Acquired Fund will, if requested by an Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of such investments prior to the Valuation Date.  In addition, if it is determined that the portfolios of an Acquired Fund and the corresponding Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, to the extent practicable, the Acquired Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Valuation Date.  Notwithstanding the foregoing, nothing herein will require an Acquired Fund to dispose of any Assets, if, in the reasonable judgment of the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

2.             VALUATION

2.1.          The value of the Assets of each Acquired Fund shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the business day immediately preceding the Closing Date, or in the case of High Grade Core Fixed Income Fund on the Closing Date if such date is a business day (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to each Acquiring Fund and the valuation procedures established by the Aberdeen Trust’s Board of Trustees (such procedures, the “Aberdeen Trust Valuation Procedures”).

2.2.          All computations of value shall be made by Citi Fund Services Ohio, Inc., in its capacity as sub-administrator for each Acquired Fund, and shall be subject to review by each Acquiring Fund’s sub-administrator, Citi Fund Services Ohio, Inc. or a successor sub-administrator, and by each Acquiring Fund’s independent accountants.  The Pacific Capital Trust and the Aberdeen Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of an Acquired Fund and those determined in accordance with the pricing policies and procedures of its corresponding Acquiring Fund.

3.             CLOSING AND CLOSING DATE

3.1.          The Closing Date for each Reorganization shall, subject to paragraph 15.1, be such date as an authorized officer of each of the parties may agree, subject to the satisfaction or waiver of the conditions in this Agreement and which date shall in no event be later than July 20, 2010.  All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of immediately before the opening of business on the Closing Date unless otherwise agreed to by the parties.  The Closing shall be held at the offices of Willkie Farr & Gallagher LLP at 787 Seventh Avenue, New York, New York 10019-6099 or at such other place as an authorized officer of each of the parties may agree.  To the extent any Acquired Fund’s Assets are for any reason not transferred on the Closing Date, subject to paragraph 15.1, such Acquired Fund shall cause such Acquired Fund’s Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

3.2.          The Pacific Capital Trust shall direct The Bank of New York Mellon, as custodian for the Acquired Fund (“Custodian”), to deliver to the Aberdeen Trust, on behalf of each Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the applicable Acquiring Fund’s custodian. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to the applicable Acquiring Fund’s custodian the Assets of each Acquired Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.          The Pacific Capital Trust or its transfer agent (the “Transfer Agent”) shall deliver to the Aberdeen Trust, on behalf of each Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such shareholder immediately prior to the Closing. The Aberdeen Trust shall deliver to the Secretary of the Pacific Capital Trust, on behalf of the corresponding Acquired Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the applicable Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3, (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the applicable Acquiring Fund pursuant to paragraph 1.4 and (c) the information set out in clause (a) and (b) was provided by the Aberdeen Trust’s transfer agent.  At the Closing each Acquired Fund shall deliver to the corresponding Acquiring Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Aberdeen Trust or an appropriate officer of the Pacific Capital Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.             REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been fully disclosed to the applicable corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Pacific Capital Trust, the Pacific Capital Trust, on behalf of each Acquired Fund, severally and not jointly, represents and warrants to the Aberdeen Trust as follows:

(a)           Each Acquired Fund is duly organized as a series of the Pacific Capital Trust, which is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with the power under the Pacific Capital Trust’s Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted.  Each Acquired Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.  Each Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement;

(b)           The Pacific Capital Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect with respect to each Acquired Fund;

(c)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date;

(d)           Each Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) and current shareholder reports (true and correct copies of which have been delivered to the Aberdeen Trust) and each prospectus, statement of additional information and shareholder report of each Acquired Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Valuation Date, each Acquired Fund will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Aberdeen Trust, on behalf of each Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act or as disclosed to the Aberdeen Trust;

(f)            Each Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a material violation of the Pacific Capital Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Pacific Capital Trust, on behalf of each Acquired Fund, is a party or by which it is bound;

(g)           The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Pacific Capital Trust, on behalf of each Acquired Fund, is a party or by which it is bound;

(h)           No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Pacific Capital Trust’s knowledge, threatened against the Pacific Capital Trust, with respect to any Acquired Fund or any of the Acquired Funds’ properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Pacific Capital Trust, on behalf of each Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects any Acquired Fund’s business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each Acquired Fund at July 31, 2009  have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the applicable Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each Acquired Fund at January 31, 2010 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Aberdeen Trust) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

(k)           Since July 31, 2009, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(l)            On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the Acquired Fund’s knowledge, no such return is currently under audit; no assessment has been asserted with respect to such returns; and there are no levies, liens or other encumbrances related to taxes existing or known to the Acquired Fund to be threatened or pending with respect to the Assets of the Acquired Fund;

(m)          For each taxable year of its operation (including, with respect to each of New Asia Growth Fund, International Stock Fund and Small Cap Fund, the taxable year on the Closing Date, and with respect to High Grade Core Fixed Income Fund, the portion of its taxable year ending July 31, 2010 that has transpired up until and including the Closing Date), each Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have declared a dividend or dividends prior to or as of the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (determined without regard to the dividends paid deduction) and all of its net capital gain, if any, for the period from the close of its last fiscal year to the close of business on the Closing Date and for any prior period;

(n)           All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the applicable Acquired Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the applicable Acquired Fund, as provided in paragraph 3.3. Each Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares, other than (i) rights of reinvestment of dividends and capital gains distributions of the Acquired Fund and (ii) rights of exchange of shares of the other series of the Pacific Capital Trust into shares of the Acquired Fund;

(o)           The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of the Pacific Capital Trust, on behalf of each Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of each Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)           The information relating to each Acquired Fund furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder applicable thereto;

(q)           As of the date of this Agreement, each Acquired Fund has provided the Aberdeen Trust with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Aberdeen Trust (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, such information provided by any Acquired Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (q) shall not apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Aberdeen Trust or an Acquiring Fund for use therein;

(r)            There are no material contracts outstanding to which an Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement;

(s)           There have been no miscalculations of the net asset value of an Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice which, individually or in the aggregate, would have a material adverse effect on such Acquired Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(t)            The minute books and other similar records of the Pacific Capital Trust as made available to the Aberdeen Trust prior to the execution of this Agreement contain a true and complete record in all material respects of all actions taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board of Trustees and any committees of the Board of Trustees.  The stock transfer ledgers and other similar records of an Acquired Fund as made available to the Aberdeen Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Acquired Fund.  Any other books and records of an Acquired Fund as made available to the Aberdeen Trust are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(u)           The Pacific Capital Trust and each Acquired Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects;

(v)           The Pacific Capital Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquired Funds;

(w)          No Acquired Fund has any unamortized or unpaid organizational fees or expenses;

(x)            The Pacific Capital Trust represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement; and

(y)           Each Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in each Acquired Fund’s prospectus, except as previously disclosed in writing to and accepted by the applicable Acquiring Fund.

4.2.          Except as has been fully disclosed to the applicable corresponding Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Aberdeen Trust, the Aberdeen Trust, on behalf of each Acquiring Fund, severally and not jointly, represents and warrants to the Pacific Capital Trust as follows:

(a)           Each Acquiring Fund is duly organized as a series of the Aberdeen Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Aberdeen Trust’s Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement.  Each Acquiring Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  Each Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement;

(b)           The Aberdeen Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of each class of Acquiring Fund Shares under the 1933 Act is in full effect with respect to each Acquiring Fund and will be in full force and effect with respect to each Acquiring Fund as of the Closing Date;

(c)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date;

(d)           Each Acquiring Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) and current shareholder reports (true and correct copies of which have been delivered to Pacific Capital Trust) conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Valuation Date and the Closing Date, each Acquiring Fund will have good and marketable title to its assets, free and clear of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice and documentation prior to the Closing Date;

(f)            Each Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in a material violation of the Aberdeen Trust’s Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Aberdeen Trust, on behalf of each Acquiring Fund, is a party or by which it is bound;

(g)           The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Aberdeen Trust, on behalf of each Acquiring Fund, is a party or by which it is bound;

(h)           No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Aberdeen Trust’s knowledge, threatened against the Aberdeen Trust, with respect to any Acquiring Fund or any of the Acquiring Funds’ properties or assets, that, if adversely determined, would materially and adversely affect any Acquiring Fund’s financial condition or the conduct of its business. The Aberdeen Trust, on behalf of each Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects any Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(i)            Each Acquiring Fund’s current prospectus and statement of additional information and each Operating Acquiring Fund’s shareholder reports (true and correct copies of which have been delivered to the Pacific Capital Trust) and each prospectus, statement of additional information and shareholder report of the Acquiring Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(j)            The Statement of Assets and Liabilities, Statements of Operations and changes in Net Assets, and Schedule of Investments of each Operating Acquiring Fund at October 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Pacific Capital Trust) present fairly, in all material respects, the financial condition of the Operating Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Operating Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(k)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each Operating Acquiring Fund at April 30, 2010 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Pacific Capital Trust if available prior to the Closing Date) present or will present fairly, in all material respects, the financial condition of the Operating Acquiring Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Operating Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

(l)            Since October 31, 2009, there has not been any material adverse change in any Operating Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Operating Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (l), a decline in net asset value per share of Operating Acquiring Fund Shares due to declines in market values of securities held by the Operating Acquiring Fund, the discharge of Operating Acquiring Fund liabilities, or the redemption of Operating Acquiring Fund Shares by shareholders of the Operating Acquiring Fund shall not constitute a material adverse change;

(m)          On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each Operating Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the Operating Acquiring Fund’s knowledge, no such return is currently under audit; no assessment has been asserted with respect to such returns; and there are no levies, liens or other encumbrances related to taxes existing or known to the Operating Acquiring Fund to be threatened or pending with respect to the Assets of the Operating Acquiring Fund;

(n)           Aberdeen Core Income Fund has not yet commenced operations.  Aberdeen Core Income Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes.  However, upon filing its first federal income tax return at the completion of its first taxable year, Aberdeen Core Income Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.  Aberdeen Core Income Fund will have no current or accumulated earnings and profits as of the Closing Date.  To the knowledge of the Aberdeen Trust, Aberdeen Core Income Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code;

(o)           Each Operating Acquiring Fund has elected to qualify and has qualified as a “regulated investment company” under Subchapter M of the Code as of and since its first taxable year; has been a “regulated investment company” under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a “regulated investment company” under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them;

(p)           All issued and outstanding shares of each Operating Acquiring Fund are, and on the Closing Date will be, and each Acquiring Fund’s shares will be upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Aberdeen Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. Each Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(q)           The execution, delivery and performance of this Agreement, and the transactions contemplated herein, has been duly authorized by all necessary action, if any, on the part of the Trustees of the Aberdeen Trust, on behalf of each Acquiring Fund, and this Agreement constitutes a valid and binding obligation of each Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(r)            As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference (insofar as it relates to the Aberdeen Trust and any Acquiring Fund) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (r) shall not apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Pacific Capital Trust or an Acquired Fund for use therein;

(s)           Prior to the Closing Date, Aberdeen Core Income Fund will have carried on no business activity, will have had no assets or liabilities and will have no issued or outstanding shares;

(t)            There are no material contracts outstanding to which an Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or in the Registration Statement;

(u)           There have been no miscalculations of the net asset value of an Acquiring Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice which, individually or in the aggregate, would have a material adverse effect on such Acquiring Fund or its assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(v)           The Aberdeen Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Funds;

(w)          Each of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund’s, Aberdeen International Equity Institutional Fund’s and Aberdeen Small Cap Fund’s investment operations have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, in the case of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund from inception to the date hereof, in the case Aberdeen International Equity Institutional Fund from July 20, 2009 to the date hereof, and in the case of Aberdeen Small Cap Fund from June 23, 2008 to the date hereof, except, in each case, as previously disclosed in writing to and accepted by the Pacific Capital Trust on behalf of the applicable Acquired Fund;

(x)            The copy of the Aberdeen Trust Valuation Procedures that the Aberdeen Trust has provided to the Pacific Capital Trust is an accurate and complete statement of such Procedures as of the date that such copy was so provided, and such Procedures shall not be revised, amended or otherwise changed before the Valuation Date except to the extent that the Aberdeen Trust determines to be necessary or appropriate in the ordinary course of its business and upon providing the Pacific Capital Trust with an accurate and complete copy of any such revision, amendment or other change.

5.             COVENANTS OF THE PARTIES.

5.1.          Each Acquired Fund and Operating Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to each Acquired Fund and Operating Acquiring Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares or Operating Acquiring Fund Shares, as applicable, and regular and customary periodic dividends and distributions, and with respect to Aberdeen Core Income Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.  In order to facilitate the transfer of Assets at the Closing Date, AAMI may request in writing that BOH use its commercially reasonable best efforts, subject to BOH’s fiduciary duty and that of any investment sub-adviser to an Acquired Fund, to limit or cease portfolio trading on behalf of an Acquired Fund for a period of up to three days prior to the Valuation Date.  BOH agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the applicable Acquired Fund and consistent with fulfilling its fiduciary obligations as an investment adviser.

5.2.          Each Acquired Fund will call a meeting of the Acquired Fund Shareholders as soon as practicable after the date of filing the Prospectus/Proxy Statement to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.  In the event that any Acquired Fund receives insufficient votes from shareholders, the meeting may be adjourned as permitted under the Pacific Capital Trust’s Declaration of Trust, Bylaws, applicable law and the Acquired Fund’s Prospectus/Proxy Statement in order to permit further solicitation of proxies.

5.3.          In connection with the Acquired Fund Shareholders’ meetings referred to in paragraph 5.2, the Aberdeen Trust, with the assistance of each Acquired Fund, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Aberdeen Trust will file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.          The Pacific Capital Trust, each of the Acquired Funds, the Aberdeen Trust and each of the Acquiring Funds will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, each Acquired Fund and BOH will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of Acquired Fund Shares and will assist the Acquiring Funds and AAMI in obtaining copies of any books and records of the Acquired Funds from their service providers reasonably requested by the Aberdeen Trust or AAMI.  In addition, the Aberdeen Trust and the Pacific Capital Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

5.5.          As promptly as practicable, but in any case within sixty days after the Closing Date, each Acquired Fund shall furnish the applicable Acquiring Fund, in such form as is reasonably satisfactory to such Acquiring Fund, a statement of the earnings and profits of such Acquired Fund for federal income tax purposes that will be carried over by such Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by such Acquired Fund’s President and Treasurer or Chief Financial Officer.

5.6.          Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.          The Pacific Capital Trust, on behalf of each Acquired Fund, agrees that the liquidation of each Acquired Fund will be effected in the manner provided in the Pacific Capital Trust’s Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation.

5.8.          It is the intention of the parties that the transaction contemplated by this Agreement will qualify as a reorganization with the meaning of Section 368(a) of the Code.  None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code.

5.9.          Each Acquiring Fund and each Acquired Fund will use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.  The Pacific Capital Trust and the Aberdeen Trust shall each use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.10.        The Pacific Capital Trust and the Aberdeen Trust will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as may be necessary or reasonably desirable in order to vest in and confirm (a) each Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) each Acquiring Fund’s title to and possession of all the Assets.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of the Aberdeen Trust and each Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Pacific Capital Trust and the applicable Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.          The Pacific Capital Trust and each Acquired Fund shall have delivered to the applicable Acquiring Fund a certificate executed on their behalf by the Pacific Capital Trust’s

President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Aberdeen Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Pacific Capital Trust and each Acquired Fund made in this Agreement are true and correct at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Pacific Capital Trust and each Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.          The Pacific Capital Trust, on behalf of each Acquired Fund, shall have furnished to the Aberdeen Trust a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments with their respective tax costs, all as of the Valuation Date, certified by the Pacific Capital Trust’s Chief Financial Officer, Treasurer or Assistant Treasurer. This information will present fairly the financial position and Assets of each Acquired Fund as of the Valuation Date in conformity with GAAP applied on a consistent basis, and there will be no material contingent liabilities of any Acquired Fund not disclosed in such information.

6.3.          Prior to the Closing Date each Acquired Fund other than High Grade Core Fixed Income Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) for its taxable year ended July 31, 2009 and the short taxable year beginning August 1, 2009 and ending on the Closing Date, and all of the Acquired Fund’s net capital gain recognized in its taxable year ended July 31, 2009 and the short taxable year beginning on August 1, 2009 and ending on the Closing Date (after reduction for any capital loss carryover).

6.4.          Each Acquiring Fund shall have received a favorable opinion of Bingham McCutchen LLP, counsel to the Pacific Capital Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the applicable Acquiring Fund, to the following effect:

(a)           The Pacific Capital Trust is a business trust organized and validly existing under the laws of the Commonwealth of Massachusetts and has power as a business trust to own all of its properties and assets and to carry on its business as an open-end investment company as described in the Registration Statement, and each Acquired Fund is a series thereof duly constituted in accordance with the Declaration of Trust and Bylaws of the Pacific Capital Trust.

(b)           This Agreement has been duly authorized, executed and delivered by the Pacific Capital Trust, on behalf of each Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Aberdeen Trust, on behalf of each Acquiring Fund, is a valid and binding obligation of the Pacific Capital Trust and each Acquired Fund enforceable against the Pacific Capital Trust and each Acquired Fund in accordance with its terms, subject to such counsel’s standard exceptions.

(c)           Each Acquired Fund has the power as a business trust to sell, assign, transfer and deliver the assets and the liabilities to be transferred by it hereunder.

(d)           The execution and delivery of this Agreement by the Pacific Capital Trust on behalf of each Acquired Fund did not, and the performance by the Pacific Capital Trust and each Acquired Fund of their obligations hereunder will not, (i) violate the Pacific Capital Trust’s Declaration of Trust or Bylaws, (ii) violate any provisions of applicable U.S. federal securities laws (excluding, however, antifraud and other provisions with respect to disclosures of material information) or (iii) violate any provision of any agreement disclosed in or filed with the Acquired Fund Prospectus or Acquired Fund’s Registration Statement on Form N-1A to which the Pacific Capital Trust or any Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the Pacific Capital Trust or any Acquired Fund is a party or by which it or its property is bound.

(e)           To the knowledge of such counsel, no consent, approval, authorization or order of any Massachusetts or federal court or governmental authority is required for the consummation by the Pacific Capital Trust or any Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(f)            The Pacific Capital Trust is registered with the Securities and Exchange Commission as an open-end management investment company under the 1940 Act.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the Pacific Capital Trust or any Acquired Fund in any pending litigation in which the Pacific Capital Trust or any Acquired Fund is a named defendant that challenges the validity or the enforceability of the Agreement.

6.5.          The Pacific Capital Trust shall have duly executed and delivered to the Aberdeen Trust, on behalf of each Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to each Acquired Fund’s custodian and instructions to the Aberdeen Trust’s transfer agent as the Aberdeen Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by such Acquired Fund all of the right, title and interest of such Acquired Fund in and to the respective Assets of each Acquired Fund.  In each case the Assets of each Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

6.6.          The Aberdeen Trust shall have received at the Closing:  (i) a certificate of an authorized signatory of The Bank of New York Mellon, as custodian for the Pacific Capital Trust, stating that the Assets of each Acquired Fund have been delivered to the Aberdeen Trust; (ii) a certificate of an authorized signatory from the applicable custodian for the Acquiring

Funds, stating that the Assets of each Acquired Fund has been received; (iii) a certificate of an authorized signatory of the Pacific Capital Trust confirming that each Acquired Fund has delivered its records containing the names and addresses of the record holders of each Acquired Fund shares and the number and percentage (to three decimal places) of ownership of each Acquired Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by each Acquired Fund to the corresponding Acquiring Fund; and (v) the tax books and records of each Acquired Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

6.7.          The Aberdeen Trust, on behalf of each Acquiring Fund, shall have received from KPMG LLP a letter addressed to the Aberdeen Trust, on behalf of the applicable Acquiring Fund, dated as of the effective date of the Registration Statement in form and substance satisfactory to the Aberdeen Trust, on behalf of the applicable Acquiring Fund, to the effect that:

(a)           they are independent public accountants with respect to the applicable Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

(b)           in their opinion, the financial statements and financial highlights of the applicable Acquired Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

6.8.          The Pacific Capital Trust, on behalf of each Acquired Fund, shall have received from KPMG LLP a letter addressed to the Pacific Capital Trust dated as of the effective date of the Registration Statement in form and substance satisfactory to the Pacific Capital Trust, to the effect that:

(a)           they are independent public accountants with respect to the applicable Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

(b)           in their opinion, the financial statements and financial highlights of the applicable Acquiring Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

6.9.          The Aberdeen Trust, on behalf of each Acquiring Fund, and the Pacific Capital Trust, on behalf of each Acquired Fund, shall have received from KPMG LLP a letter addressed to both parties and dated as of the effective date of the Registration Statement in form and substance satisfactory to each party, to the effect that: on the basis of limited procedures agreed upon by the Aberdeen Trust, on behalf of each Acquiring Fund, and the Pacific Capital Trust, on behalf of each Acquired Fund, and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the Registration Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

6.10.        The Aberdeen Trust, on behalf of each Acquiring Fund, shall have received from KPMG LLP a letter addressed to the Aberdeen Trust, on behalf of each Acquiring Fund, and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, KPMG LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 6.9.

6.11.        The Pacific Capital Trust’s agreements, on behalf of each Acquired Fund, with each of its service providers shall have terminated on or prior to the Closing Date with respect to each Acquired Fund in compliance with their termination provisions without being subject to a contractual penalty, and each of the Pacific Capital Trust and the Aberdeen Trust shall have received assurances that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.12.        The Aberdeen Trust shall have completed to its satisfaction its due diligence review of each Acquired Fund.

7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of the Pacific Capital Trust and each Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Aberdeen Trust and the applicable Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.          The Aberdeen Trust and each Acquiring Fund shall have delivered to the applicable Acquired Fund a certificate executed on their behalf by the Aberdeen Trust’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Aberdeen Trust and each Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Aberdeen Trust and each Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.          The Aberdeen Trust, on behalf of each Acquiring Fund, shall have executed and delivered to the Pacific Capital Trust, on behalf of the applicable Acquired Fund, an Assumption of Liabilities dated as of the Closing Date pursuant to which each Acquiring Fund will assume all of the Liabilities of the applicable Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3           Each Acquired Fund shall have received a favorable opinion of Willkie Farr & Gallagher LLP, counsel to the Aberdeen Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the applicable Acquired Fund, which opinion shall rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware, to the following effect:

(a)           The Aberdeen Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as an open-end investment company as described in the Registration Statement, and each Acquiring Fund is a separate series thereof duly constituted in accordance with the Agreement and Declaration of Trust and the Bylaws of the Aberdeen Trust and applicable law.

(b)           This Agreement has been duly authorized, executed and delivered by the Aberdeen Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Pacific Capital Trust, on behalf of each Acquired Fund, is the valid and binding obligation of the Aberdeen Trust and each Acquiring Fund enforceable against the Aberdeen Trust and each Acquiring Fund in accordance with its terms, subject to such counsel’s standard exceptions.

(c)           Each Acquiring Fund has the power to assume the liabilities to be transferred to it hereunder.

(d)           The execution and delivery of this Agreement by the Aberdeen Trust on behalf of each Acquiring Fund did not, and the performance by the Aberdeen Trust and each Acquiring Fund of their obligations hereunder will not, (i) violate the Aberdeen Trust’s Agreement and Declaration of Trust or Bylaws, (ii) violate any provisions of applicable U.S. federal securities laws (excluding, however, antifraud and other provisions with respect to disclosures of material information) or (iii) violate any provision of any agreement disclosed in or filed with the Acquiring Fund Prospectus or Acquiring Fund’s Registration Statement on Form N-1A to which the Aberdeen Trust or any Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the Aberdeen Trust or any Acquiring Fund is a party or by which it or its property is bound.

(e)           To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required for the consummation by the Aberdeen Trust or any Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(f)            The Aberdeen Trust is registered with the Securities and Exchange Commission as an open-end management investment company under the 1940 Act.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the Aberdeen Trust or any Acquiring Fund in any pending litigation in which the Aberdeen Trust or any Acquiring Fund is a named defendant that challenges the validity or the enforceability of the Agreement.

7.4.          The Aberdeen Trust shall have duly executed and delivered to the Pacific Capital Trust, on behalf of each Acquiring Fund, such instrument of assumptions of liabilities and other instruments as an Acquired Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of each Acquired Fund by the Acquiring Fund into which it is being reorganized.

7.5.          The Pacific Capital Trust shall have received from the Transfer Agent a certificate stating that it has received from the Aberdeen Trust the number of full and fractional Acquiring Fund Shares of each relevant class equal in value to the value of each corresponding class of the corresponding Acquired Fund as of the time and date set forth in paragraph 3.

8.             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the Aberdeen Trust, the Pacific Capital Trust, each Acquired Fund and each Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.          This Agreement shall have been approved by a majority of the outstanding shares of each Acquired Fund in the manner required by the Pacific Capital Trust’s Declaration of Trust, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.          The Agreement, the transactions contemplated herein and the filing of the Prospectus/Proxy Statement shall have been approved by the Board of Trustees of the Aberdeen Trust and the Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Pacific Capital Trust, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3.          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4.          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Aberdeen Trust and each Acquiring Fund, or the Pacific Capital Trust and each Acquired Fund, to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of each Acquiring Fund or each Acquired Fund.

8.5.          The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6.          No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7.          Each Acquired Fund and each applicable Acquiring Fund shall have received a favorable opinion of Willkie Farr & Gallagher LLP dated on the Closing Date satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)           The acquisition by each Acquiring Fund of the assets of the applicable Acquired Fund in exchange for such Acquiring Fund’s assumption of the Liabilities of that Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by that Acquired Fund of such Acquiring Fund Shares to the shareholders of such Acquired Fund in exchange for their shares of such Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and such Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by any Acquired Fund (i) upon the transfer of its assets to the applicable Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by each Acquiring Fund of the Liabilities of the applicable Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by each Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof, except for any gain or loss that may be required to be recognized solely as a result of the close of an Acquired Fund’s taxable year due to the Reorganization.

(c)           Under Section 1032 of the Code, no gain or loss will be recognized by any Acquiring Fund upon the receipt of the assets of the applicable Acquired Fund in exchange for the assumption of the Liabilities of such Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)           Under Section 362(b) of the Code, the tax basis of the assets of each Acquired Fund acquired by the applicable Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer.

(e)           Under Section 1223(2) of the Code, the holding periods of the assets of each Acquired Fund in the hands of the applicable Acquiring Fund will include the periods during which such assets were held by such Acquired Fund.

(f)            Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)           Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)           Under Section 1223(1) of the Code, an Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)            Each Acquiring Fund will succeed to and take into account the items of the applicable Acquired Fund described in Section 381(c) of the Code.

The parties acknowledge that the opinion will be based on certain factual certifications made by officers of the Pacific Capital Trust and the Aberdeen Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8.          With respect to each Acquired Fund individually, the Reorganization of such Acquired Fund into its corresponding Acquiring Fund and the material attributes of such Acquiring Fund, including, but not limited to, its investment advisory agreement, each of its investment sub-advisory agreements,  Rule 12b-1 Plans, shareholder service plans, sales charges, share classes, redemption fees, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Prospectus/Proxy Statement.

8.9.          At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraph 8.1 and paragraph 8.7) may be jointly waived by the Board of Trustees of the Pacific Capital Trust and the Board of Trustees of the Aberdeen Trust, if, in the judgment of the Board of Trustees of the Pacific Capital Trust, such waiver will not have a material adverse effect on the interests of the Acquired Fund Shareholders and, if, in the judgment of the Board of Trustees of the Aberdeen Trust, such waiver will not have a material adverse effect on the interests of the shareholders of each Acquiring Fund.

8.10.        All of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement between BOH and AAMI, dated March 3, 2010 (the “Asset Purchase Agreement”), shall be satisfied or waived, and the closing of the transactions contemplated by the Asset Purchase Agreement shall be consummated concurrently with the Closing.

8.11.        Prior to the Closing the investment portfolio of each Acquired Fund, the Reorganization of which is being consummated as provided in paragraph 15.1, has been restructured to align its portfolio with that of the corresponding Acquiring Fund in a manner reasonably acceptable to AAMI.

9.             BROKERAGE FEES AND EXPENSES

9.1.          The Aberdeen Trust, on behalf of each Acquiring Fund, and the Pacific Capital Trust, on behalf of each Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.          The Pacific Capital Trust and its Acquired Funds and the Aberdeen Trust and its Acquiring Funds will not bear any costs arising in connection with the transactions contemplated by this Agreement.  The responsibility for payment of all of the costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be borne by AAMI, BOH, or their respective affiliates.  The costs arising in connection with the transactions contemplated by this Agreement shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Prospectus/Proxy Statement, printing and distributing the Prospectus/Proxy Statement, legal fees, accounting fees, securities registration fees, brokerage commissions incurred in connection with paragraph 1.6, all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company or would prevent the Reorganization from qualifying as a tax-free reorganization.  For the avoidance of doubt and notwithstanding anything to the contrary herein, the following expenses incurred prior to Closing in connection with the restructuring of an Acquired Fund’s portfolio to align it with the corresponding Acquiring Fund’s portfolio shall be borne equally by AAMI or its affiliates and BOH or its affiliates: (i) brokerage commissions incurred in connection with such restructuring; and (ii) any fees charged by an investment adviser or other consultant retained by the Pacific Capital Trust to assist with such restructuring, excluding any fees charged by a current subadviser of the applicable Acquired Fund.

10.           ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1.        The Aberdeen Trust and the Pacific Capital Trust agree that neither party has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.  Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.           TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Aberdeen Trust or the Board of Trustees of the Pacific Capital Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Acquired Fund, respectively.  In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a)           by the written consent of each of the parties;

(b)           by the Pacific Capital Trust (i) following a material breach by the Aberdeen Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Aberdeen Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Aberdeen Trust or an Acquiring Fund;

(c)           by the Aberdeen Trust (i) following a material breach by the Pacific Capital Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Pacific Capital Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Pacific Capital Trust or an Acquired Fund; or

(d)           by either the Aberdeen Trust or the Pacific Capital Trust if the Closing shall not have been consummated by July 20, 2010, provided the right to terminate this Agreement under this paragraph 11(d) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b), (c) or (d) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party.  In the event of a termination under (b), (c) or (d) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1, paragraph 8.7 and paragraph 15.1) may be waived by either the Pacific Capital Trust or the Aberdeen Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.           AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Pacific Capital Trust and the Aberdeen Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by the Acquired Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval; provided further that paragraph 15.1 shall not be amended without the prior consent of AAMI and BOH.

13.           NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

To the Aberdeen Trust:

Aberdeen Funds

1735 Market Street, 32nd Floor

Philadelphia, PA  19103

Attention: Legal

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 11598

Attention:  Rose F. DiMartino, Esq.

To the Pacific Capital Trust:

Pacific Capital Funds

130 Merchant Street, Suite 370

Honolulu, Hawaii 96813

Attention: President

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

Attention: Michael Glazer

To AAMI:

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA  19103

Attention: Legal

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 11598

Attention:	Rose F. DiMartino, Esq.
David K. Boston, Esq.

To BOH:

Bank of Hawaii

130 Merchant Street, Suite 370

Honolulu, Hawaii 96813

Attention: Robert Crowell

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

Attention: Michael Glazer

14.           PUBLICITY/CONFIDENTIALITY

14.1.        Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing  (which writing may include e-mail), provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

14.2.        Confidentiality.  (a)  The Pacific Capital Trust, the Aberdeen Trust, BOH and AAMI (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)           In the event of a termination of this Agreement, the Pacific Capital Trust, the Aberdeen Trust, BOH and AAMI agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed:  (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15.           CONTINGENCY OF EACH REORGANIZATION ON CONSUMMATION OF OTHER REORGANIZATIONS

15.1.        For purposes of this paragraph 15.1, the Reorganization of each of (i) the New Asia Growth Fund into the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, (ii) the International Stock Fund into the Aberdeen International Equity Institutional Fund, and (iii) the High Grade Core Fixed Income Fund into the Aberdeen Core Income Fund shall be referred to collectively as the “Fixed Reorganizations,” and the Reorganization of the Small Cap Fund into the Aberdeen Small Cap Fund shall be referred to as the “Small Cap Reorganization.”  Each Reorganization is contingent upon the consummation and validity of each other Reorganization, and the provisions of this Agreement shall be construed to effect this intent and in the event that shareholders of a particular Acquired Fund that is a party to a Reorganization do not approve the Reorganization relating to their Acquired Fund, none of the Reorganizations referenced in this Agreement will be consummated; provided, however, that notwithstanding the foregoing, in the event that shareholders of the Small Cap Fund do not approve the Small Cap Reorganization on or prior to July 16, 2010, but shareholders of each Acquired Fund that is a party to a Fixed Reorganization have approved the Fixed Reorganization relating to their Acquired Fund, (x) the Fixed Reorganizations will be consummated (subject to the satisfaction or waiver of the conditions to this Agreement) and the Small Cap Reorganization will not be consummated, (y) the Closing (subject to the satisfaction or waiver of the conditions to this Agreement to be satisfied concurrently with the Closing, including the consummation of the transactions contemplated by the Asset Purchase Agreement) will take place on July 19, 2010 and (z) the parties hereunder will have no further obligation to consummate the Small Cap Reorganization.

16.           HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

16.1.        The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.3.        The warranties, representations, and agreements contained in this Agreement made by the Pacific Capital Trust on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Aberdeen Trust on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. The benefits and obligations attendant to the Reorganization are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganization. Shareholders of the Acquired Funds have no rights under this Agreement with respect to the reorganization, redomiciliation, and liquidation of any other Acquired Fund in which they do not hold shares.

16.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.        The name “Aberdeen Funds” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust dated December 12, 2007, as amended from time to time, and all persons dealing with the Aberdeen Trust or an Acquiring Fund must look solely to the property of the Aberdeen Trust or such Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Aberdeen Trust.  No portfolio of the Aberdeen Trust shall be liable for any claims against any other portfolio of the Aberdeen Trust.  Each Acquired Fund, BOH and AAMI specifically acknowledge and agree that any liability of the Aberdeen Trust under this Agreement with respect to a particular Acquiring Fund of the Aberdeen Trust, or in connection with the transactions contemplated herein with respect to a particular Acquiring Fund, shall be discharged only out of the assets of the particular Acquiring Fund and that no other portfolio of the Aberdeen Trust shall be liable with respect thereto.

16.6.        The name “Pacific Capital Funds” is the designation of the trustees for the time being under a Declaration of Trust dated October 31, 1992, as amended from time to time, and all persons dealing with the Pacific Capital Trust or an Acquired Fund must look solely to the property of the Pacific Capital Trust or such Acquired Fund for the enforcement of any claims as none of the directors, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Pacific Capital Trust.  No portfolio of the Pacific Capital Trust shall be liable for any claims against any other portfolio of the Pacific Capital Trust.  Each Acquiring Fund, BOH and AAMI specifically acknowledge and agree that any liability of the Pacific Capital Trust under this Agreement with respect to a particular Acquired Fund of the Pacific Capital Trust, or in connection with the transactions contemplated herein with respect to a particular Acquired Fund, shall be discharged only out of the assets of the particular Acquired Fund and that no other portfolio of the Pacific Capital Trust shall be liable with respect thereto.

16.7.        This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

***************

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

Aberdeen Funds,

on behalf of its series:

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen International Equity Institutional Fund

Aberdeen Small Cap Fund

Aberdeen Core Income Fund

By:

Name:
Title:

Pacific Capital Funds,

on behalf of its series:

New Asia Growth Fund

International Stock Fund

Small Cap Fund

High Grade Core Fixed Income Fund

By:

Name:
Title:

Solely for purpose of paragraphs 1.6, 5.1, 9.2, 14, 16.4, 16.5 and 16.6

ABERDEEN ASSET MANAGEMENT INC.

By:

Name:
Title:

Solely for purpose of paragraphs 1.6, 5.1, 5.4, 9.2, 14, 16.4, 16.5 and 16.6

BANK OF HAWAII

By:

Name:
Title:

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Surviving Funds’ financial performance for the past five years ended October 31. Certain information reflects financial results for a single Surviving Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Surviving Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by KPMG, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report, which is available upon request.  All periods presented through October 31, 2008 were audited by other auditors.  The financial highlights information presented for the Aberdeen Small Cap Fund for periods prior to June 23, 2008, is that of Predecessor Funds.  The financial highlights information presented for the Institutional Class of Aberdeen International Equity Institutional Fund for periods prior to July 20, 2009, is that of Predecessor Funds.  The Institutional Service Class of Aberdeen International Equity Institutional Fund has not been in operation for a full calendar year and does not have financial highlights.   In addition, the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund’s and the Aberdeen Core Income Fund’s financial highlights are not yet available because they have not been in operation for a full calendar year.

ABERDEEN SMALL CAP FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Capital Contributions from Advisor/ Custodian	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009	$9.63	$0.01	$1.14	$1.15	$—	$—	$(0.01)	$(0.01)	$—	$—	$10.77	12.02%		$100,062	1.35%	(0.09)%	2.02%	146.24%
Year Ended October 31, 2008	$22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	—	(4.39)	—	—	$9.63	(45.56)%		$231,150	1.40%	0.34%	1.52%	158.57%
Year Ended October 31, 2007	$21.30	0.03	2.16	2.19	(0.13)	(0.89)	—	(1.02)	0.02	0.01	$22.50	10.60	%(f)	$760,257	1.34%	0.16%	1.34%	214.83%
Year Ended October 31, 2006	$18.28	—	5.18	5.18	(0.01)	(2.16)	—	(2.17)	—	0.01	$21.30	30.98%		$376,718	1.39%	—	1.39%	219.51%
Year Ended October 31, 2005	$15.59	(0.03)	4.65	4.62	—	(1.93)	—	(1.93)	—	—	$18.28	31.51%		$40,539	1.67%	(0.27)%	1.69%	292.46%

Class C Shares
Year Ended October 31, 2009	$8.86	$(0.10)	$1.10	$1.00	$—	$—	—	$—	$—	$—	$9.86	11.29%		$46,698%	2.04%	(0.83)%	2.75%	146.24%
Year Ended October 31, 2008	$21.16	(0.06)	(7.90)	(7.96)	—	(4.34)	$—	(4.34)	—	—	$8.86	(45.97)%		$66,081	2.10%	(0.36)%	2.21%	158.57%
Year Ended October 31, 2007	$20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	—	(0.92)	0.02	0.01	$21.16	9.79	%(g)	$242,038	2.05%	(0.56)%	2.05%	214.83%
Year Ended October 31, 2006	$17.48	(0.06)	4.87	4.81	—	(2.16)	—	(2.16)	—	0.01	$20.14	30.17%		$115,138	2.06%	(0.72)%	2.07%	219.51%
Year Ended October 31, 2005	$15.07	(0.17)	4.51	4.34	—	(1.93)	—	(1.93)	—	—	$17.48	30.67%		$5,468	2.33%	(1.00)%	2.33%	292.46%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

Amounts listed as “—“ are $0 or round to $0.

		Investment Activities			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Capital Contributions from Advisor/ Custodian	Redemption Fees	Net Asset Value, End of Period	Total Return (a) (b)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Class Shares
Year Ended October 31, 2009	$9.90	$0.04	$1.18	$1.22	$—	$—	(0.04)	$(0.04)	$—	$—	$11.08	12.47%		$10,354	1.04%	0.23%	1.76%	146.24%
Year Ended October 31, 2008	$22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	—	(4.42)	—	—	$9.90	(45.43)%		$26,454	1.09%	0.71%	1.24%	158.57%
Year Ended October 31, 2007	$21.73	0.13	2.17	2.30	(0.18)	(0.89)	—	(1.07)	0.02	0.01	$22.99	10.88	%(h)	$70,111	1.04%	0.36%	1.05%	214.83%
Year Ended October 31, 2006	$18.55	0.06	5.30	5.36	(0.03)	(2.16)	—	(2.19)	—	0.01	$21.73	31.52%		$41,396	1.06%	0.41%	1.07%	219.51%
Year Ended October 31, 2005	$15.75	0.01	4.72	4.73	—	(1.93)	—	(1.93)	—	—	$18.55	31.93%		$1,120	1.32%	0.12%	1.32%	292.46%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—“ are $0 or round to $0.

ABERDEEN INTERNATIONAL EQUITY INSTITUTIONAL FUND

Selected Data for Each Share of Capital Outstanding

FOR THE PERIOD ENDED	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value, beginning of period	$9.26	$16.95	$13.58	$11.32	$9.73
Investment Operations
Net investment income(1)	0.22	0.32	0.26	0.19	0.16
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	1.55	(7.68)	3.31	2.33	1.75
Total from investment operations	1.77	(7.36)	3.57	2.52	1.91
Redemption Fees	—	0.00 (2)	—	—	—
Less Dividends and distributions
Dividends from net investment income	(0.27)	(0.33)	(0.20)	(0.26)	(0.32)
Distributions from net realized gains	—	—	—	—	—
Total dividends and distributions	(0.27)	(0.33)	(0.20)	(0.26)	(0.32)
Net asset value, end of period	$10.76	$9.26	$16.95	$13.58	$11.32
Total return(3)	19.65%	(44.21)%	26.56%	22.55%	19.95%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$14,867	$13,451	$24,337	$30,206	$28,661
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	2.36%	2.24%	1.78%	1.55%	1.55%
Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (4)	1.88%	1.58%	1.44%	1.41%	1.33%
Portfolio turnover rate	22%	78%	36%	48%	55%

(1)	Per share information is calculated using the average shares outstanding method.
(2)	This amount represents less than $0.01 per share
(3)

Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

EXHIBIT C

OUTSTANDING VOTING SECURITIES OF THE ACQUIRED FUNDS

AS OF [                ], 2010

Only shareholders of record at the close of business on [          ], 2010 will be entitled to vote at the Meeting.  On that date, the following Acquired Fund shares were outstanding and entitled to be voted:

Acquired Fund	Shares Outstanding and Entitled to Vote
New Asia Growth Fund
International Stock Fund
Small Cap Fund
High Grade Core Fixed Income Fund

C-1

EXHIBIT D

PRINCIPAL HOLDERS OF SHARES AS OF [              ], 2010

Acquired Funds

As of [            ], 2010 the officers and Trustees of the Acquired Funds as a group owned or controlled less than 1% of each Acquired Fund’s outstanding shares.  The following table sets forth the name, address and share ownership of each person known to the Pacific Capital Trust to have ownership with respect to 5% or more of a class of each of the Acquired Funds as of [          ], 2010.  The type of ownership of each entry listed on the table is record ownership.  The percentage of the corresponding Surviving Funds that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decrease, except for the High Grade Core Fixed Income Fund which is not expected to change.

Acquired Fund	Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
New Asia Growth Fund	A

B

C

Y

International Stock Fund	A

B

C

Y

Small Cap Fund	A

B

C

Y

High Grade Core Fixed Income Fund	A

B

C

Y

D-1

Surviving Funds

As of [          ], 2010 the officers and Trustees of the Surviving Funds as a group owned or controlled less than 1% of each Surviving Fund’s outstanding shares.  The following table sets forth the name, address and share ownership of each person known to the Aberdeen Trust to have ownership with respect to 5% or more of a class of a the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, the Aberdeen International Equity Institutional Fund and the Aberdeen Small Cap Fund as of [            ], 2010.  The type of ownership of each entry listed on the table is record ownership.  The Aberdeen Core Income Fund has not commenced operations and has no outstanding shares.

Surviving Fund	Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service

Institutional

Aberdeen International Equity Institutional Fund	Institutional Service

Institutional

Aberdeen Small Cap Fund	A

C

Institutional

D-2

Part B

ABERDEEN FUNDS

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(215) 405-2055

Statement of Additional Information

[            ], 2010

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Pacific Capital Funds	Aberdeen Funds

New Asia Growth Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
Class A	Institutional Service
Class B	Institutional Service
Class C	Institutional Service
Class Y	Institutional

International Stock Fund	Aberdeen International Equity Institutional Fund
Class A	Institutional Service
Class B	Institutional Service
Class C	Institutional Service
Class Y	Institutional

Small Cap Fund	Aberdeen Small Cap Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional

High Grade Core Fixed Income Fund	Aberdeen Core Income Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class Y	Institutional

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated [              ], 2010 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Pacific Capital Funds that will be held on [          ], 2010.  A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling Pacific Capital Funds toll free at [                  ].

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.  The Reorganization will occur in accordance with the terms of the Reorganization Agreement.

Table of Contents

Page
General Information	3
Incorporation by Reference	3
Pro Forma Financial Statements	4

2

General Information

This SAI and the Proxy Statement/Prospectus are related to the acquisition of all of the assets of each Acquired Fund by its corresponding Surviving Fund and the assumption by that Surviving Fund of substantially all of the liabilities of the corresponding Acquired Fund.  Such assets are proposed to be exchanged for Class A shares, Class C shares, Institutional Class shares and Institutional Service Class shares, as the case may be, of the corresponding Surviving Fund having an aggregate value equal to the net asset value of the particular Acquired Fund’s Class A shares, Class B shares, Class C shares and Class Y shares on the Closing Date.  On the Closing Date, each Surviving Fund will distribute shares to each holder of the corresponding Acquired Fund shares in an amount equal in value to the shareholder’s Acquired Fund shares as of the last business day prior to the Closing Date in complete liquidation of the Acquired Funds (collectively, the “Reorganization”).

Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

1.               Pacific Capital Funds Statement of Additional Information dated November 27, 2009, with respect to each of the Pacific Capital Funds (previously filed on EDGAR, Accession No. 0000950123-09-066344).

2.               The audited financial statements and related report of the independent public accounting firm included in Pacific Capital Funds Annual Report to Shareholders for the fiscal year ended July 31, 2009, with respect to each of the Pacific Capital Funds (previously filed on EDGAR, Accession No. 0001193125-09-202499).  No other parts of the Annual Report are incorporated herein by reference.

3.               Aberdeen Funds Statement of Additional Information dated March 1, 2010, with respect to each of the Aberdeen Funds (previously filed on EDGAR, Accession No. 0001104659-10-010355).

4.   The audited financial statements and related report of the independent public accounting firm included in Aberdeen Funds Annual Report to Shareholders for the fiscal year ended October 31, 2009, with respect to each of the Aberdeen Funds (previously filed on EDGAR, Accession No. 0001193125-10-002843).  No other parts of the Annual Report are incorporated herein by reference.

3

Pro Forma Financial Statements

Under the Reorganization Agreement, each Acquired Fund is proposed to be reorganized into the Surviving Fund listed directly opposite such Fund in the table above.

4

Aberdeen International Equity Institutional Fund

Pro Forma

Statement of Assets and Liabilities

As of October 31, 2009

(Unaudited)

	Pacific Capital	Aberdeen
	International	International Equity	Pro Forma	Pro Forma
	Stock Fund	Institutional Fund	Adjustments	Combined
Assets

Investments, at value (cost $94,080,930; $14,671,058; $ -; $108,751,988)	$94,877,916	$15,394,930		$110,272,846
Foreign currency, at value	18,843	14,769		33,612
Unrealized appreciation on forward foreign currency contracts	92	—		92
Dividends and interest receivable	155,998	29,454		185,452
Receivable for capital shares issued	759	—		759
Receivable for investments sold	769,877	162,327		932,204
Reclaims receivable	353,302	11,554		364,856
Prepaid expenses and other assets	9,733	19,872		29,605
Total Assets	96,186,520	15,632,906	—	111,819,426

Liabilities

Cash overdraft	—	638,126		638,126
Unrealized depreciation on forward foreign currency contracts	274	—		274
Payable for investments purchased	449,393	80,438		529,831
Payable for capital shares redeemed	12,694	—		12,694
Accrued expenses and other payables:
Investment advisory fees	75,032	16,131		91,163
Administration fees	7,600	474		8,074
Fund accounting and transfer agent fees	10,858	1,215		12,073
Distribution fees	526	—		526
Printing fees	6,049	7,171		13,220
Legal fees	1,917	5,606		7,523
Custodian fees	31,480	3,089		34,569
Other	18,149	14,015		32,164
Total Liabilities	613,972	766,265	—	1,380,237

Net Assets	$95,572,548	$14,866,641	—	$110,439,189

Analysis of Net Assets

Paid-in capital	$142,352,925	$88,960,752		$231,313,677
Accumulated net investment income	(253,529)	352,442		98,913
Accumulated net realized gain/(loss) from investment and foreign currency transactions	(47,361,303)	(75,171,618)		(122,532,921)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	834,455	725,065		1,559,520
Net Assets	$95,572,548	$14,866,641	—	$110,439,189

Net Assets

Class A Shares (a)	$1,389,709	$—	$(1,389,709)	$—
Class B Shares (b)	49,984	—	(49,984)	—
Class C Shares (c)	187,014	—	(187,014)	—
Class Y Shares (d)	93,945,841	—	(93,945,841)	—
Institutional Service Class Shares (a)(b)(c)	—	—	1,626,707	1,626,707
Institutional Class Shares (d)	—	14,866,641	93,945,841	108,812,482
Net Assets	$95,572,548	$14,866,641	$—	$110,439,189

5

	Pacific Capital	Aberdeen
	International	International Equity	Pro Forma	Pro Forma
	Stock Fund	Institutional Fund	Adjustments	Combined
Shares Outstanding

Class A Shares (a)	204,718	—	(204,718)	—
Class B Shares (b)	8,028	—	(8,028)	—
Class C Shares (c)	30,110	—	(30,110)	—
Class Y Shares (d)	13,434,861	—	(13,434,861)	—
Institutional Service Class Shares (a)(b)(c)	—	—	151,221	151,221
Institutional Class Shares (d)	—	1,382,026	8,733,351	10,115,377

Net asset value and redemption price per share

Class A Shares (a)	$6.79	$—		$—
Class B Shares (b)	$6.23	$—		$—
Class C Shares (c)	$6.21	$—		$—
Class Y Shares (d)	$6.99	$—		$—
Institutional Service Class Shares (a)(b)(c)	$—	$—		$10.76
Institutional Class Shares (d)	$—	$10.76		$10.76

Maximum offering price per share (net asset value/(1-sales charge)

Sales Charge	5.25%

Class A Shares (a)	$7.17	$—		$—

(a)     Class A shares of the Pacific Capital International Stock Fund are exchanged for new Institutional Service Class shares of the Aberdeen International Equity Institutional Fund.

(b)    Class B shares of the Pacific Capital International Stock Fund are exchanged for new Institutional Service Class shares of the Aberdeen International Equity institutional Fund.

(c)     Class C shares of the Pacific Capital International Stock Fund are exchanged for new Institutional Service Class shares of the Aberdeen International Equity Institutional Fund.

(d)    Class Y shares of the Pacific Capital International Stock Fund are exchanged for new Institutional Class shares of the Aberdeen International Equity Institutional Fund.

6

Aberdeen International Equity Institutional Fund

Pro Forma

Statement of Operations

For the Twelve Months Ended October 31, 2009

(Unaudited)

	Pacific Capital	Aberdeen
	International	International Equity	Pro Forma		Pro Forma
	Stock Fund	Institutional Fund	Adjustments		Combined
Investment Income

Dividend income	$2,192,750	$490,121	$—		$2,682,871
Interest income	9,387	6,144	—		15,531
Foreign taxes withholding	(184,856)	(43,959)	—		(228,815)
Total Income	2,017,281	452,306	—		2,469,587

Expenses

Investment advisory fees	804,532	109,094	(140,419	)(a)	773,207
Administration fees	70,329	9,131	(39,279	)(a)	40,181
Fund accounting and transfer agent fees	151,573	10,587	(101,162	)(b)	60,998
Distribution fees Class A	4,078	—	(4,078	)(a)	—
Distribution fees Class B	509	—	(509	)(a)	—
Distribution fees Class C	2,388	—	(2,388	)(a)	—
Registration and filing fees	16,564	22,831	(16,564	)(b)	22,831
Printing fees	8,579	19,521	(19,383	)(b)	8,717
Trustee fees	15,329	8,928	(15,329	)(b)	8,928
Compliance program costs	10,551	1,235	(10,551	)(b)	1,235
Custodian fees	232,972	20,698	(63,468	)(b)	190,202
Legal fees	10,867	19,841	1,318	(b)	32,026
Other	45,309	34,271	(67,759	)(b)	11,821
Total expenses	1,373,580	256,137	(479,571)		1,150,146
Earnings Credit	—	(1)			(1)
Expenses waived by the Adviser	(78,141)	—	78,141	(a)	—
Expenss waived by the Distributor - Class A	(1,529)	—	1,529	(a)	—
Expenses reimbursed	—	(126,555)	(105,407	)(a)	(231,962)
Net Expenses	1,293,910	129,581	(505,308)		918,183

Net Investment Income (Loss)	$723,371	$322,725	$505,308		$1,551,404

Realized/Unrealized Gain (Loss) From Investments

Realized gain (loss) on investment transactions	$(34,430,402)	$(1,774,725)	$—		$(36,205,127)
Realized gain (loss) on foreign currency transactions	(251,220)	29,731	—		(221,489)
	$(34,681,622)	$(1,744,994)	$—		$(36,426,616)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	53,842,732	4,118,685	—		57,961,417
Net realized/unrealized gain (loss) from investments and foreign currency transactions	19,161,110	2,373,691	—		21,534,801

Change in Net Assets Resulting From Operations	$19,884,481	$2,696,416	$505,308		$23,086,205

(a) Based on contract in effect for the surviving fund.

(b) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

7

Aberdeen International Equity Institutional Fund

Pro Forma

Portfolio of Investments

As of October 31, 2009

(Unaudited)

				Aberdeen
		Pacific Capital		International
		International		Equity Institutional		Pro Forma
	Pro Forma	Stock Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Common Stocks	98.1%
Australia	3.9%
Financials	1.2%
Commonwealth Bank of Australia		14,448	667,482			14,448	667,482
Westpac Banking Corp.		29,018	678,043			29,018	678,043
							1,345,525
Health Care	0.7%
CSL Ltd.		25,891	726,762			25,891	726,762
Insurance	0.4%
QBE Insurance Group Ltd. (a)				24,000	483,200	24,000	483,200
Materials	1.6%
BHP Billiton Ltd.		25,028	820,613			25,028	820,613
Rio Tinto Ltd.		15,995	886,375			15,995	886,375
							1,706,988
							4,262,475
Belgium	0.7%
Consumer Staples	0.5%
Anheuser-Busch Inbev NV		11,245	527,900			11,245	527,900
Diversified Telecommunication Services	0.2%
Belgacom SA (a)				6,100	228,444	6,100	228,444
							756,344
Brazil	4.9%
Financials	0.7%
Itau Unibanco Banco Multiplo SA, ADR		41,006	784,855			41,006	784,855
Materials	1.9%
Vale SA, ADR, Special Preferred		45,803	1,058,049			45,803	1,058,049
Vale SA, Sponsored ADR		38,474	980,702			38,474	980,702
							2,038,751
Oil, Gas & Consumable Fuels	1.7%
Petroleo Brasileiro SA, ADR		15,449	714,053	13,800	553,656	29,249	1,267,709
Petroleo Brasileiro SA, ADR, Preferred Shares		14,671	588,600			14,671	588,600
							1,856,309
Utilities	0.6%
Companhia Energetica de Minas Gerais SA, ADR		44,721	706,145			44,721	706,145
							5,386,060
Canada	3.9%
Consumer Staples	0.5%
Shoppers Drug Mart Corp.		13,595	540,256			13,595	540,256
Energy	1.6%
Cameco Corp.		36,292	987,505			36,292	987,505
Suncor Energy, Inc.		23,721	783,268			23,721	783,268
							1,770,773
Financials	1.8%
Bank of Nova Scotia		17,550	734,089			17,550	734,089
IGM Financial, Inc.		13,565	483,389			13,565	483,389
Manulife Financial Corp.		43,859	815,339			43,859	815,339
							2,032,817
							4,343,846
Cayman Islands	0.5%
Consumer Discretionary	0.5%
New Oriental Education & Technology Group, Inc., Special ADR*		7,248	506,200			7,248	506,200

China	8.6%
Consumer Discretionary	0.6%
Denway Motors Ltd.		1,270,000	607,926			1,270,000	607,926
Energy	1.2%
China Shenhua Energy Co. Ltd.		175,500	787,331			175,500	787,331
PetroChina Co. Ltd., Class H		438,000	527,051			438,000	527,051
							1,314,382
Financials	3.4%
Agile Property Holdings Ltd.		528,000	675,810			528,000	675,810
China Construction Bank Corp., Class H		820,000	706,966			820,000	706,966
China Merchants Bank Co. Ltd.		238,450	610,053			238,450	610,053
Industrial and Commercial Bank of China Ltd., Class H		1,580,000	1,257,104			1,580,000	1,257,104
Ping An Insurance Co. of China Ltd. (Group)		64,500	565,285			64,500	565,285
							3,815,218
Industrials	2.1%
China Communications Construction Co. Ltd., Class H		1,065,000	1,144,995			1,065,000	1,144,995
Weichai Power Co. Ltd.		174,200	1,137,181			174,200	1,137,181
							2,282,176
Information Technology	0.9%
Tencent Holdings Ltd.		59,800	1,041,299			59,800	1,041,299
Oil, Gas & Consumable Fuels	0.2%
PetroChina Co. Ltd. (a)				194,000	233,443	194,000	233,443
Wireless Telecommunication Services	0.2%
China Mobile Ltd. (a)				24,827	232,745	24,827	232,745
							9,527,189
Denmark	1.7%
Health Care	0.9%
Novo Nordisk A/S, Class B		16,266	1,010,675			16,266	1,010,675
Industrials	0.8%
Vestas Wind Systems A/S*		12,272	860,826			12,272	860,826
							1,871,501
France	9.1%
Consumer Discretionary	0.5%
PPR		4,658	507,592			4,658	507,592
Consumer Staples	1.2%
Carrefour SA		9,485	407,080			9,485	407,080
Groupe DANONE (b)		15,566	935,019			15,566	935,019
							1,342,099
Electrical Equipment	0.4%
Schneider Electric SA (a)				3,900	405,515	3,900	405,515
Energy	1.2%
Total SA, ADR		24,066	1,445,645			24,066	1,445,645
Financials	3.0%
AXA		32,972	819,934			32,972	819,934
AXA, ADR		34,994	867,851			34,994	867,851
BNP Paribas SA (b)		22,575	1,700,493			22,575	1,700,493
							3,388,278
Materials	0.7%
ArcelorMittal		21,565	729,739			21,565	729,739

8

				Aberdeen
		Pacific Capital		International
		International		Equity Institutional		Pro Forma
	Pro Forma	Stock Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Telecommunications	0.8%
Iliad SA		8,203	888,121			8,203	888,121
Utilities	1.3%
Electricite de France		17,684	985,526			17,684	985,526
GDF SUEZ		12,512	523,041			12,512	523,041
							1,508,567
							10,215,556
Germany	6.2%
Air Freight & Logistics	0.1%
Deutsche Post AG (a)				9,400	157,693	9,400	157,693
Consumer Discretionary	1.1%
Adidas		24,885	1,152,070			24,885	1,152,070
Consumer Staples	0.4%
Henkel AG & Co. KGaA		10,518	471,873			10,518	471,873
Electric Utilities	0.6%
E.ON AG (a)				16,500	630,357	16,500	630,357
Financials	0.6%
Deutsche Boerse AG		8,524	690,686			8,524	690,686
Food & Staples Retailing	0.1%
Metro AG (a)				2,700	148,813	2,700	148,813
Health Care	0.4%
Bayer AG		5,621	388,461			5,621	388,461
Industrials	0.6%
Siemens AG		7,946	715,411			7,946	715,411
Information Technology	1.2%
SAP AG, ADR		28,011	1,268,058			28,011	1,268,058
Materials	0.7%
Wacker Chemie AG		5,140	735,687			5,140	735,687
Textiles, Apparel & Luxury Goods	0.4%
Adidas AG (a)				9,700	449,069	9,700	449,069
							6,808,178
Hong Kong	2.6%
Consumer Discretionary	1.4%
Esprit Holdings Ltd.		111,600	742,934			111,600	742,934
Li & Fung Ltd.		204,000	848,449			204,000	848,449
							1,591,383
Financials	0.5%
Hang Lung Properties Ltd.		144,000	544,215			144,000	544,215
Industrials	0.3%
China State Construction International Holdings Ltd.		828,000	332,752			828,000	332,752
Real Estate Management & Development	0.4%
Swire Pacific Ltd., Class A (a)				34,000	414,351	34,000	414,351
							2,882,701
India	1.8%
Financials	0.7%
HDFC Bank Ltd., ADR		6,887	761,771			6,887	761,771
Information Technology	1.1%
Infosys Technologies Ltd., ADR		27,566	1,268,036			27,566	1,268,036
							2,029,807
Israel	0.5%
Health Care	0.5%
Teva Pharmaceutical Industries Ltd., ADR		10,371	523,528			10,371	523,528

Italy	2.9%
Commercial Banks	0.4%
Intesa Sanpaolo SpA *(a)				101,400	426,696	101,400	426,696
Energy	0.8%
Saipem SpA		27,685	816,758			27,685	816,758
Energy Equipment & Services	0.4%
Tenaris SA ADR				12,600	448,812	12,600	448,812
Oil, Gas & Consumable Fuels	1.3%
ENI SpA		32,743	810,855	26,400	653,775	59,143	1,464,630
							3,156,896
Japan	11.3%
Chemicals	1.3%
Shin-Etsu Chemical Co. Ltd. (a)		21,100	1,119,147	5,831	309,277	26,931	1,428,424
Commercial Banks	0.4%
Bank of Yokohama Ltd. (The)		69,000	338,877	19,000	93,314	88,000	432,191
Consumer Discretionary	3.0%
Fast Retailing Co. Ltd.		4,100	674,945			4,100	674,945
Jupiter Telecommunications Co. Ltd.		693	633,533			693	633,533
Toyota Motor Corp.		27,100	1,070,004			27,100	1,070,004
Yamada Denki Co. Ltd.		16,440	1,001,964			16,440	1,001,964
							3,380,446
Consumer Staples	0.3%
Seven & I Holdings Co. Ltd.		16,000	350,334			16,000	350,334
Financials	1.3%
Nomura Holdings, Inc. (b)		69,200	487,818			69,200	487,818
Sony Financial Holdings, Inc.		173	496,528			173	496,528
Sumitomo Trust & Banking Co. Ltd. (The)		92,000	479,399			92,000	479,399
							1,463,745
Health Care	0.7%
Shionogi & Co. Ltd.		38,000	819,856			38,000	819,856
Industrials	1.5%
NGK Insulators Ltd.		32,000	717,879			32,000	717,879
Sumitomo Corp.		41,200	400,024			41,200	400,024
THK Co. Ltd.		29,200	504,655			29,200	504,655
							1,622,558
Information Technology	0.5%
Nintendo Co. Ltd.		2,300	576,993			2,300	576,993
Machinery	0.9%
Fanuc Ltd. (a)		8,000	664,600	3,800	315,685	11,800	980,285
Office Electronics	0.8%
Canon, Inc.		11,950	450,624	10,599	399,679	22,549	850,303
Pharmaceuticals	0.4%
Takeda Pharmaceutical Co. Ltd. (a)				10,855	434,202	10,855	434,202
Real Estate Management & Development	0.2%
Daito Trust Construction Co. Ltd. (a)				6,300	261,912	6,300	261,912
							12,601,249

9

				Aberdeen
		Pacific Capital		International
		International		Equity Institutional		Pro Forma
	Pro Forma	Stock Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Luxembourg	0.6%
Telecommunications	0.6%
Millicom International Cellular SA*		10,966	687,130			10,966	687,130

Mexico	1.5%
Consumer Staples	0.5%
Wal-Mart de Mexico SA de CV, ADR		15,388	535,656			15,388	535,656
Telecommunications	0.7%
America Movil SAB de CV, Series L, Sponsored ADR		16,440	725,497			16,440	725,497
Transportation Infrastructure	0.3%
Grupo Aeroportuario del Sureste SAB de CV ADR				8,700	354,003	8,700	354,003
							1,615,156
Netherlands	0.4%
Industrial Conglomerates	0.4%
Koninklijke Philips Electronics NV (a)				15,600	391,844	15,600	391,844

Norway	0.9%
Energy	0.5%
Subsea 7, Inc.*		39,876	559,307			39,876	559,307
Industrials	0.4%
Renewable Energy Corp. AS*(b)		65,353	389,416			65,353	389,416
							948,723
Portugal	0.5%
Telecommunications	0.5%
Portugal Telecom, SGPS, SA, Registered Shares		43,910	501,862			43,910	501,862

Russia	2.1%
Energy	0.5%
LUKOIL, ADR		9,555	546,642			9,555	546,642
Energy	1.0%
OAO Gazprom, ADR		48,088	1,136,319			48,088	1,136,319
Materials	0.6%
JSC MMC Norilsk Nickel, ADR*		51,823	664,371			51,823	664,371
							2,347,332
Singapore	0.9%
Financials	0.6%
DBS Group Holdings Ltd.		65,000	595,391			65,000	595,391
Hotels, Restaurants & Leisure	0.3%
City Developments Ltd. (a)				54,000	378,432	54,000	378,432
							973,823
South Africa	0.4%
Telecommunications	0.4%
MTN Group Ltd.		32,241	480,659			32,241	480,659

South Korea	2.0%
Financials	0.6%
KB Financial Group, Inc.*		14,331	689,524			14,331	689,524
Information Technology	1.4%
Samsung Electronics Co. Ltd.		2,561	1,541,495			2,561	1,541,495
							2,231,019
Spain	3.3%
Consumer Discretionary	0.4%
Industria de Diseno Textil SA		8,011	470,191			8,011	470,191
Financials	1.3%
Banco Santander Central Hispano SA		92,203	1,483,601			92,203	1,483,601
Industrials	0.4%
Gamesa Corporacion Technologica SA		22,350	408,359			22,350	408,359
Insurance	0.4%
Mapfre SA (a)				103,000	441,347	103,000	441,347
Telecommunications	0.8%
Telefonica SA		31,780	887,413			31,780	887,413
							3,690,911
Sweden	1.6%
Commercial Banks	0.5%
Nordea Bank AB (a)				47,500	509,999	47,500	509,999
Communications Equipment	0.6%
Telefonaktiebolaget LM Ericsson, B Shares (a)		34,013	355,475	31,100	325,031	65,113	680,506
Industrials	0.5%
Atlas Copco AB, A Shares		39,087	524,286			39,087	524,286
							1,714,791
Switzerland	8.6%
Financials	1.3%
Credit Suisse Group		26,960	1,441,627			26,960	1,441,627
Food Products	1.7%
Nestle SA (a)		33,319	1,549,839	7,149	332,537	40,468	1,882,376
Health Care	3.1%
Lonza Group AG, Registered Shares		4,683	364,264			4,683	364,264
Novartis AG		20,337	1,059,342			20,337	1,059,342
Roche Holding AG, Genusschien		8,891	1,424,426	3,200	512,671	12,091	1,937,097
							3,360,703
Industrials	1.1%
ABB Ltd.		64,840	1,206,465			64,840	1,206,465
Information Technology	0.5%
Logitech International SA, Registered Shares*		32,364	550,188			32,364	550,188
Insurance	0.5%
Zurich Financial Services AG (a)				2,400	549,743	2,400	549,743
Materials	0.4%
Syngenta AG		1,967	465,885			1,967	465,885
							9,456,987
Taiwan	1.1%
Semiconductors & Semiconductor Equipment	1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)		359,553	652,369	305,000	553,389	664,553	1,205,758

United Kingdom	15.6%
Commercial Banks	1.7%
Standard Chartered PLC (a)		57,197	1,402,953	20,400	500,380	77,597	1,903,333
Consumer Discretionary	0.6%
British Sky Broadcasting Group PLC		64,873	565,553			64,873	565,553
DSG International PLC*		177,422	88,825			177,422	88,825
							654,378

10

				Aberdeen
		Pacific Capital		International
		International		Equity Institutional		Pro Forma
	Pro Forma	Stock Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Consumer Staples	1.1%
Tesco PLC		181,364	1,209,104			181,364	1,209,104
Energy	0.5%
BG Group PLC		32,518	559,660			32,518	559,660
Financials	3.7%
Barclays PLC*		140,645	737,023			140,645	737,023
HSBC Holdings PLC		60,575	668,933			60,575	668,933
ICAP PLC		143,859	955,982			143,859	955,982
Man Group PLC		157,367	795,717			157,367	795,717
Prudential Corp. PLC		98,404	893,711			98,404	893,711
							4,051,366
Health Care	0.9%
Smith & Nephew PLC		111,323	983,935			111,323	983,935
Information Technology	1.6%
ARM Holdings PLC		302,333	734,337			302,333	734,337
Autonomy Corp. PLC*		48,439	1,064,857			48,439	1,064,857
							1,799,194
Machinery	0.2%
Weir Group PLC (The) (a)				21,900	250,939	21,900	250,939
Materials	2.6%
BHP Billiton Ltd. PLC		39,870	1,074,137			39,870	1,074,137
Eurasian Natural Resources Corp.		51,473	700,348			51,473	700,348
Vedanta Resources PLC		34,851	1,192,299			34,851	1,192,299
							2,966,784
Metals & Mining	0.5%
Rio Tinto PLC (a)				12,100	534,861	12,100	534,861
Multi-Utilities	0.2%
Centrica PLC (a)				61,500	249,806	61,500	249,806
Oil, Gas & Consumable Fuels	0.2%
Royal Dutch Shell PLC, A Shares (a)				5,700	168,260	5,700	168,260
Pharmaceuticals	0.3%
AstraZeneca PLC (a)				7,500	336,637	7,500	336,637
Telecommunications	0.5%
Vodafone Group PLC, ADR		26,687	592,185			26,687	592,185
Tobacco	0.5%
British American Tobacco PLC (a)				16,600	528,898	16,600	528,898
Wireless Telecommunication Services	0.5%
Vodafone Group PLC (a)				251,900	555,064	251,900	555,064
							17,344,404

Total Common Stocks (cost $92,917,698; $14,087,751; $107,005,449)			93,707,450		14,754,479		108,461,929

Prefered Stock	0.6%
South Korea
Samsung Electronics Co. Ltd. GDR (a)				3,200	640,451	3,200	640,451
Total Preferred Stock (cost $ -; $583,307; $583,307)
					640,451		640,451
Exchange Traded Funds	0.5%
United States
iShares MSCI EAFE Index Fund		8,635	460,245			8,635	460,245
iShares MSCI Emerging Markets Index Fund		1,892	71,064			1,892	71,064
Total Exchange Traded Funds (cost $540,353; $ -; $540,353)			531,309				531,309

Rights	0.0%
Spain
Banco Santander SA		92,183	16,278			92,183	16,278
Total Rights (cost $ -; $ -; $ -;)			16,278				16,278

Investment Companies	0.6%
Victory Federal Money Market Fund, Investor Shares, 0.01% (c)		622,879	622,879			622,879	622,879
Total Investment Companies (cost $622,879; $ -; $622,879)			622,879				622,879

Total Investments (cost $94,080,930; $14,671,058; $108,751,988)	99.8%		94,877,916		15,394,930		110,272,846

Other assets in excess of liabilities	0.2%		694,632		(528,289)		166,343

Net Assets	100.0%		$95,572,548		$14,866,641		$110,439,189

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2009, all such securities in total represented 0.3% of net assets.

(c)	Rate periodically changes. Rate disclosed is the daily yield on October 31, 2009.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Liability Co.

11

At October 31, 2009 the Pacific Capital Stock Fund’s foreign exchange contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	(Local	Value		Appreciation/
Currency	Date	Currency)	in USD ($)	Value ($)	Depreciation ($)

Short:
Euro	11/4/09	(180,125)	(265,126)	(265,052)	74
Euro	11/3/09	(41,805)	(61,533)	(61,515)	18
Swiss Franc	11/4/09	(83,129)	(81,039)	(81,057)	(18)

Total Short Contracts			(407,698)	(407,624)	74

Long:
Great British Pound	11/3/09	16,771	27,745	27,521	(224)
Great British Pound	11/4/09	17,573	28,869	28,837	(32)

Total Long Contracts			56,614	56,357	(256)

12

Aberdeen Small Cap Fund

Pro Forma

Statement of Assets and Liabilities

As of October 31, 2009

(Unaudited)

	Pacific Capital	Aberdeen
	Small Cap	Small Cap	Pro Forma	Pro Forma
	Fund	Fund	Adjustments	Combined
Assets

Investments, at value (cost $117,885,438; $163,305,273; $ -; $281,190,711)	$118,607,970	$183,198,068		$301,806,038
Cash	610	2,644,288		2,644,898
Dividends and interest receivable	85,027	31,627		116,654
Receivable for capital shares issued	121,387	202,871		324,258
Receivable for investments sold	196,719	4,691,702		4,888,421
Receivable from advisor	—	63,935		63,935
Prepaid expenses and other assets	15,906	52,012		67,918
Total Assets	119,027,619	190,884,503	—	309,912,122

Liabilities

Payable for investments purchased	210,915	6,581,212		6,792,127
Payable for capital shares redeemed	349,011	475,541		824,552
Accrued expenses and other payables:
Investment advisory fees	109,166	146,433		255,599
Administration fees	9,825	5,715		15,540
Fund accounting and transfer agent fees	52,137	103,456		155,593
Distribution fees	23,763	74,385		98,148
Printing fees	30,483	76,121		106,604
Legal fees	2,828	2,437		5,265
Custodian fees	15,783	2,932		18,715
Other	29,023	42,314		71,337
Total Liabilities	832,934	7,510,546	—	8,343,480

Net Assets	$118,194,685	$183,373,957	—	$301,568,642

Analysis of Net Assets

Capital	$272,822,517	$685,925,145		$958,747,662
Accumulated net investment income	(251,556)	—		(251,556)
Accumulated net realized gain/(loss) from investment and foreign currency transactions	(155,098,808)	(522,443,983)		(677,542,791)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	722,532	19,892,795		20,615,327
Net Assets	$118,194,685	$183,373,957	—	$301,568,642

Net Assets

Class A Shares (a)	$46,999,258	$100,061,964	$580,678	$147,641,900
Class B Shares (b)	580,678	7,339,979	(580,678)	7,339,979
Class C Shares (c)	6,445,734	46,697,970	—	53,143,704
Class R Shares	—	4,562,747	—	4,562,747
Class Y Shares (d)	64,169,015	—	(64,169,015)
Institutional Service Class Shares	—	14,357,712	—	14,357,712
Institutional Class Shares (d)	—	10,353,585	64,169,015	74,522,600
Net Assets	$118,194,685	$183,373,957	$—	$301,568,642

13

Aberdeen Small Cap Fund

Pro Forma

Statement of Assets and Liabilities

As of October 31, 2009

(Unaudited)

	Pacific Capital	Aberdeen
	Small Cap	Small Cap	Pro Forma	Pro Forma
	Fund	Fund	Adjustments	Combined
Shares Outstanding

Class A Shares (a)	4,663,928	9,289,340	(246,803)	13,706,465
Class B Shares (b)	63,346	745,943	(63,346)	745,943
Class C Shares (c)	711,296	4,734,151	(57,840)	5,387,607
Class R Shares	—	449,286	—	449,286
Class Y Shares (d)	6,200,260	—	(6,200,260)	—
Institutional Service Class Shares	—	1,293,960	—	1,293,960
Institutional Class Shares (d)	—	934,810	5,793,726	6,728,536

Net asset value and redemption price per share

Class A Shares (a)	$10.08	$10.77		$10.77
Class B Shares (b)	$9.17	$9.84		$9.84
Class C Shares (c)	$9.06	$9.86		$9.86
Class R Shares	$—	$10.16		$10.16
Class Y Shares (d)	$10.35	$—		$—
Institutional Service Class Shares	$—	$11.10		$11.10
Institutional Class Shares (d)	$—	$11.08		$11.08

Maximum offering price per share (net asset value/(1-sales charge)

Sales Charge	5.25%	5.75%		5.75%

Class A Shares (a)	$10.64	$11.43		$11.43

(a) Class A shares of the Pacific Capital Small Cap Fund are exchanged for new Class A shares of the Aberdeen Small Cap Fund.

(b) Class B shares of the Pacific Capital Small Cap Fund are exchanged for new Class A shares of the Aberdeen Small Cap Fund.

(c) Class C shares of the Pacific Capital Small Cap Fund are exchanged for new Class C shares of the Aberdeen Small Cap Fund.

(d) Class Y shares of the Pacific Capital Small Cap Fund are exchanged for new Institutional Class shares of the Aberdeen Small Cap Fund.

14

Aberdeen Small Cap Fund

Pro Forma

Statement of Operations

For the Twelve Months Ended October 31, 2009

(Unaudited)

	Pacific Capital	Aberdeen
	Small Cap	Small Cap	Pro Forma		Pro Forma
	Fund	Fund	Adjustments		Combined
Investment Income

Dividend income	$2,049,597	$2,804,522	$—		$4,854,119
Interest income	—	3,570	—		3,570
Foreign taxes withholding	(673)	—	—		(673)
Total Income	2,048,924	2,808,092	—		4,857,016

Expenses

Investment advisory fees	1,685,728	1,831,524	(463,773	)(a)	3,053,479
Administration fees	137,925	87,246	(74,287	)(a)	150,884
Fund accounting and transfer agent fees	429,252	1,021,626	(633,162	)(b)	817,716
Distribution fees Class A	234,434	301,569	(87,070	)(a)	448,933
Distribution fees Class B	6,784	68,692	(6,784	)(a)	68,692
Distribution fees Class C	77,558	479,873	(383	)(a)	557,048
Distribution fees Class R	—	21,496	—		21,496
Registration and filing fees	44,031	83,697	(44,031	)(b)	83,697
Printing fees	42,320	314,824	(25,225	)(b)	331,919
Trustee fees	30,116	37,036	(30,116	)(b)	37,036
Compliance program costs	21,993	16,553	(21,993	)(b)	16,553
Custodian fees	84,793	14,303	(47,254	)(b)	51,842
Legal fees	33,889	96,652	(59,743	)(b)	70,798
Other	87,737	161,175	(208,078	)(b)	40,834
Total expenses	2,916,560	4,536,266	(1,701,899)		5,750,927
Earnings credit	—	(981)	—		(981)
Expenses waived by the Advisor	(153,246)		153,246	(a)	—
Expenses waived by the Distributor - Class A	(87,913)	—	87,913	(a)	—
Expenses waived by the Distributor - Class B	(5,088)	—	5,088	(a)	—
Expenses reimbursed	—	(1,440,795)	561,541	(a)	(879,254)
Net Expenses	2,670,313	3,094,490	(894,111)		4,870,692

Net Investment Income (Loss)	$(621,389)	$(286,398)	$894,111		(13,676)

Realized/Unrealized Gain (Loss) From Investments

Realized gain (loss) on investment transactions	$(78,914,087)	$(291,119,865)	$—		$(370,033,952)
Realized gain (loss) on futures	(205,009)	—	—		(205,009)
Net realized gain (loss) on investment and foreign currency transactions	(79,119,096)	(291,119,865)	—		(370,238,961)

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	72,405,912	286,204,893	—		358,610,805
Net realized/unrealized gain (loss) from investments and foreign currency transactions	(6,713,184)	(4,914,972)	—		(11,628,156)

Change in Net Assets Resulting From Operations	$(7,334,573)	$(5,201,370)	$894,111		$(11,641,832)

(a) Based on contract in effect for the surviving fund.

(b) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

15

Aberdeen Small Cap Fund

Pro Forma

Portfolio of Investments

As of October 31, 2009

(Unaudited)

		Pacific Capital		Aberdeen
		Small Cap		Small Cap		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Common Stocks
Auto Components	1.2%
Drew Industries, Inc. (a)				183,200	$3,506,448	183,200	$3,506,448

Biotechnology	0.3%
United Therapeutics Corp. (a)				21,060	895,892	21,060	895,892

Chemicals	2.0%
Compass Minerals International, Inc.				44,100	2,748,312	44,100	2,748,312
Valspar Corp. (The)				127,730	3,240,510	127,730	3,240,510
							5,988,822
Commercial Banks	4.6%
Bank of the Ozarks, Inc.				95,030	2,161,932	95,030	2,161,932
CapitalSource, Inc.				789,159	2,809,406	789,159	2,809,406
TCF Financial Corp.				160,260	1,895,876	160,260	1,895,876
Univest Corp. of Pennsylvania				54,670	1,051,304	54,670	1,051,304
Western Alliance Bancorp (a)		9,032	$39,289	301,463	1,311,364	310,495	1,350,653
Wintrust Financial Corp.		17,500	493,675	143,271	4,041,675	160,771	4,535,350
							13,804,521
Commercial Services	0.3%
APAC Customer Services, Inc. (a)		35,100	226,395			35,100	226,395
Macquarie Infrastructure Co., LLC		28,100	226,767			28,100	226,767
Providence Service Corp. (a)		13,000	161,980			13,000	161,980
WESCO International, Inc. (a)		12,500	319,500			12,500	319,500
							934,642
Commercial Services & Supplies	2.0%
Clean Harbors, Inc. (a)				32,307	1,823,730	32,307	1,823,730
FTI Consulting, Inc. (a)				34,410	1,404,272	34,410	1,404,272
Watson Wyatt Worldwide, Inc.		8,822	384,463			8,822	384,463
Watson Wyatt Worldwide, Inc., Class A				53,390	2,326,737	53,390	2,326,737
							5,939,202
Communications Equipment	3.0%
Harmonic, Inc. (a)				257,430	1,351,508	257,430	1,351,508
Polycom, Inc. (a)		9,000	193,230	147,450	3,165,751	156,450	3,358,981
Tellabs, Inc. (a)				731,053	4,400,939	731,053	4,400,939
							9,111,428
Computers & Peripherals	0.7%
Synaptics, Inc. (a)		11,100	249,750	86,300	1,941,750	97,400	2,191,500

Consumer Discretionary	6.1%
AAON, Inc.		4,400	79,244			4,400	79,244
Aaron’s, Inc.		4,600	115,230			4,600	115,230
Aeropostale, Inc. (a)		8,300	311,499			8,300	311,499
American Greetings Corp., Class A		15,300	311,202			15,300	311,202
Amerigon, Inc. (a)		22,400	144,032			22,400	144,032
Apogee Enterprises, Inc.		13,693	181,295			13,693	181,295
Avis Budget Group, Inc. (a)		42,400	356,160			42,400	356,160
Bally Technologies, Inc. (a)		7,500	295,425			7,500	295,425
Bare Escentuals, Inc. (a)		35,386	446,925			35,386	446,925
Barnes & Noble, Inc.		14,000	232,540			14,000	232,540
Big Lots, Inc. (a)		7,300	182,865			7,300	182,865
Bio-Rad Laboratories, Inc., Class A (a)		1,600	143,024			1,600	143,024
Blyth, Inc.		5,726	202,872			5,726	202,872
Buckeye Technologies, Inc. (a)		10,000	89,600			10,000	89,600
Cabela’s, Inc. (a)		34,200	429,894			34,200	429,894
Carter’s, Inc. (a)		16,900	398,840			16,900	398,840
Cato Corp. (The)		32,476	640,102			32,476	640,102
CEC Entertainment, Inc. (a)		6,772	197,810			6,772	197,810
Central Garden & Pet Co. (a)		23,550	233,616			23,550	233,616
Central Garden & Pet Co., Class A (a)		9,200	87,032			9,200	87,032
Consolidated Graphics, Inc. (a)		2,600	52,156			2,600	52,156
Cooper Tire & Rubber Co.		53,100	810,306			53,100	810,306
Cracker Barrel Old Country Store, Inc.		11,650	386,198			11,650	386,198
Deckers Outdoor Corp. (a)		900	80,703			900	80,703
Dillard’s, Inc., Class A		24,200	329,604			24,200	329,604
Dollar Thrifty Automotive Group, Inc. (a)		23,200	429,432			23,200	429,432
Dress Barn, Inc. (The) (a)		14,600	263,530			14,600	263,530
DSW, Inc. (a)		19,600	376,320			19,600	376,320
Fresh Del Monte Produce, Inc. (a)		17,500	379,925			17,500	379,925
Genesco, Inc. (a)		22,100	576,147			22,100	576,147
Gymboree Corp. (The) (a)		9,472	403,223			9,472	403,223
Hot Topic, Inc. (a)		50,950	392,315			50,950	392,315
Iconix Brand Group, Inc. (a)		11,900	138,754			11,900	138,754
Isle of Capri Casinos, Inc. (a)		36,400	282,100			36,400	282,100
ITT Educational Services, Inc. (a)		2,827	255,419			2,827	255,419
J. Crew Group, Inc. (a)		5,700	232,446			5,700	232,446
Jo-Ann Stores, Inc. (a)		3,200	85,184			3,200	85,184
Jos. A. Bank Clothiers, Inc. (a)		13,200	540,936			13,200	540,936
Kirkland’s, Inc. (a)		24,900	313,242			24,900	313,242
La-Z-Boy, Inc.		35,700	253,470			35,700	253,470
Lithia Motors, Inc., Class A (a)		26,900	224,346			26,900	224,346
LodgeNet Interactive Corp. (a)		19,800	96,030			19,800	96,030
M/I Homes, Inc. (a)		14,000	156,380			14,000	156,380
Maidenform Brands, Inc. (a)		5,000	70,400			5,000	70,400
Manpower, Inc.		3,360	159,298			3,360	159,298
Media General, Inc., Class A		14,400	119,376			14,400	119,376
Michael Baker Corp. (a)		4,600	164,220			4,600	164,220
O’Charley’s, Inc. (a)		6,300	44,163			6,300	44,163
Perry Ellis International, Inc. (a)		14,600	199,582			14,600	199,582
Pier 1 Imports, Inc. (a)		70,400	247,808			70,400	247,808
Polaris Industries, Inc.		1,560	65,629			1,560	65,629
Prestige Brands Holdings, Inc. (a)		18,300	123,708			18,300	123,708

16

		Pacific Capital		Aberdeen
		Small Cap		Small Cap		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Rent-A-Center, Inc. (a)		31,117	571,308			31,117	571,308
Scholastic Corp.		18,900	470,043			18,900	470,043
Select Comfort Corp. (a)		55,000	300,850			55,000	300,850
Spartan Motors, Inc.		38,800	193,612			38,800	193,612
Spartech Corp.		6,000	57,420			6,000	57,420
Standard Motors Products, Inc.		11,700	97,812			11,700	97,812
Steak n Shake Co. (The) (a)		19,200	223,680			19,200	223,680
Steven Madden Ltd. (a)		4,293	173,867			4,293	173,867
Sturm, Ruger & Co., Inc.		24,700	262,314			24,700	262,314
TeleTech Holdings, Inc. (a)		20,100	359,589			20,100	359,589
Temple-Inland, Inc.		35,600	550,020			35,600	550,020
Tempur-Pedic International, Inc. (a)		19,050	368,999			19,050	368,999
True Religion Apparel, Inc. (a)		26,550	684,193			26,550	684,193
Warnaco Group, Inc. (The) (a)		12,900	522,837			12,900	522,837
Wonder Auto Technology, Inc. (a)		6,000	77,640			6,000	77,640
World Wrestling Entertainment, Inc., Class A		13,900	184,592			13,900	184,592
							18,430,333
Consumer Staples	2.5%
99 Cents Only Stores (a)		25,300	287,661			25,300	287,661
American Italian Pasta Co., Class A (a)		13,700	372,229			13,700	372,229
Andersons, Inc. (The)		22,795	707,329			22,795	707,329
BJ’s Wholesale Club, Inc. (a)		4,700	164,641			4,700	164,641
Brightpoint, Inc. (a)		34,750	256,107			34,750	256,107
Buckle, Inc. (The)		6,750	202,568			6,750	202,568
Chiquita Brands International, Inc. (a)		31,221	505,468			31,221	505,468
Citi Trends, Inc. (a)		7,300	192,209			7,300	192,209
Comfort Systems USA, Inc.		23,398	255,038			23,398	255,038
Darling International, Inc. (a)		30,500	211,975			30,500	211,975
Del Monte Foods Co.		79,750	861,300			79,750	861,300
Ennis, Inc.		17,800	269,670			17,800	269,670
Finish Line, Inc. (The), Class A		15,700	159,198			15,700	159,198
Jones Apparel Group, Inc.		35,900	642,251			35,900	642,251
Liz Claiborne, Inc.		30,400	174,496			30,400	174,496
Nu Skin Enterprises, Inc., Class A		16,600	377,816			16,600	377,816
P.H. Glatfelter Co.		22,100	233,597			22,100	233,597
PriceSmart, Inc.		6,600	127,380			6,600	127,380
Spartan Stores, Inc.		3,750	53,100			3,750	53,100
Timberland Co. (The), Class A (a)		17,028	275,513			17,028	275,513
Tupperware Brands Corp.		13,200	594,264			13,200	594,264
Volcom, Inc. (a)		13,050	216,760			13,050	216,760
Wet Seal, Inc. (The), Class A (a)		53,878	171,871			53,878	171,871
Zhongpin, Inc. (a)		12,500	166,375			12,500	166,375
							7,478,816
Containers & Packaging	1.2%
Silgan Holdings, Inc.		7,600	408,500	57,741	3,103,579	65,341	3,512,079

Diversified Telecommunication Services	0.8%
Shenandoah Telecommunications Co.				146,630	2,447,255	146,630	2,447,255

Electric Utility	0.5%
ITC Holdings Corp.				30,660	1,361,917	30,660	1,361,917

Electronic Equipment & Instruments	2.1%
Littelfuse, Inc. (a)				141,374	3,896,267	141,374	3,896,267
Rofin-Sinar Technologies, Inc. (a)				110,230	2,364,434	110,230	2,364,434
							6,260,701
Energy	0.8%
GT Solar International, Inc. (a)		17,500	91,875			17,500	91,875
Headwaters, Inc. (a)		30,900	127,308			30,900	127,308
Holly Corp.		11,852	343,826			11,852	343,826
Petroleum Development Corp. (a)		21,800	364,060			21,800	364,060
Rosetta Resources, Inc. (a)		29,400	397,782			29,400	397,782
Southwest Gas Corp.		4,136	103,359			4,136	103,359
St. Mary Land & Exploration Co.		4,018	137,014			4,018	137,014
Stone Energy Corp. (a)		38,300	587,139			38,300	587,139
Union Drilling, Inc. (a)		19,154	146,337			19,154	146,337
W&T Offshore, Inc.		5,400	62,910			5,400	62,910
							2,361,610
Energy Equipment & Services	1.0%
Tidewater, Inc.				75,360	3,140,251	75,360	3,140,251

Financials	5.7%
Advance America Cash Advance Centers, Inc.		21,000	103,740			21,000	103,740
Allied World Assurance Co. Holdings Ltd.		5,462	244,479			5,462	244,479
American Equity Investment Life Holding Co.		25,447	167,187			25,447	167,187
American Physicians Capital, Inc.		7,733	218,689			7,733	218,689
AmTrust Financial Services, Inc.		19,072	215,132			19,072	215,132
Assured Guaranty Ltd.		11,300	187,354			11,300	187,354
BancFirst Corp.		1,400	50,554			1,400	50,554
Calamos Asset Management, Inc.		16,100	170,660			16,100	170,660
Cash America International, Inc.		17,350	525,011			17,350	525,011
Columbia Banking System, Inc.		7,200	105,840			7,200	105,840
Community Bank System, Inc.		22,933	426,783			22,933	426,783
Community Trust Bancorp, Inc.		4,100	100,942			4,100	100,942
Compass Diversified Holdings		11,700	119,691			11,700	119,691
CVB Financial Corp.		29,781	238,546			29,781	238,546
Danvers Bancorp, Inc.		8,700	119,451			8,700	119,451
Delphi Financial Group, Inc.		24,800	538,160			24,800	538,160
Deluxe Corp.		51,429	731,835			51,429	731,835
Dime Community Bancshares		31,460	345,745			31,460	345,745
Dollar Financial Corp. (a)		9,700	182,069			9,700	182,069
EZCORP, Inc., Class A (a)		20,029	259,776			20,029	259,776

17

		Pacific Capital		Aberdeen
		Small Cap		Small Cap		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

F.N.B. Corp.		42,000	297,360			42,000	297,360
Fifth Street Finance Corp.		19,200	188,736			19,200	188,736
First BanCorp.		22,150	41,864			22,150	41,864
First Commonwealth Financial Corp.		27,152	142,548			27,152	142,548
First Financial Bancorp		12,600	159,768			12,600	159,768
First Financial Bankshares, Inc.		5,950	288,278			5,950	288,278
First Niagara Financial Group, Inc.		7,003	89,919			7,003	89,919
FirstMerit Corp.		28,380	537,801			28,380	537,801
Flushing Financial Corp.		12,700	142,621			12,700	142,621
FPIC Insurance Group, Inc. (a)		2,583	87,383			2,583	87,383
GFI Group, Inc.		55,900	287,885			55,900	287,885
Glacier Bancorp, Inc.		6,791	88,894			6,791	88,894
Hancock Holding Co.		7,179	260,382			7,179	260,382
Hercules Technology Growth Capital, Inc.		14,800	138,824			14,800	138,824
Horace Mann Educators Corp.		9,200	114,356			9,200	114,356
Infinity Property & Casualty Corp.		1,800	69,606			1,800	69,606
International Bancshares Corp.		17,400	258,390			17,400	258,390
Investment Technology Group, Inc. (a)		13,000	280,410			13,000	280,410
Knight Capital Group, Inc. (a)		40,268	678,516			40,268	678,516
MB Financial, Inc.		4,100	73,308			4,100	73,308
MCG Capital Corp. (a)		69,300	276,507			69,300	276,507
Meadowbrook Insurance Group, Inc.		7,400	49,802			7,400	49,802
MF Global Ltd. (a)		22,800	162,336			22,800	162,336
National Financial Partners Corp. (a)		35,700	290,955			35,700	290,955
National Penn Bancshares, Inc.		30,700	172,534			30,700	172,534
Ocwen Financial Corp. (a)		11,660	127,444			11,660	127,444
Old National Bancorp		28,883	299,517			28,883	299,517
optionsXpress Holdings, Inc.		35,600	556,428			35,600	556,428
Penson Worldwide, Inc. (a)		15,195	148,151			15,195	148,151
PHH Corp. (a)		35,450	572,872			35,450	572,872
Piper Jaffray Cos. (a)		10,650	494,054			10,650	494,054
Platinum Underwriters Holdings Ltd.		19,660	703,238			19,660	703,238
Prosperity Bancshares, Inc.		7,800	279,162			7,800	279,162
Protective Life Corp.		21,500	413,875			21,500	413,875
Republic Bancorp, Inc., Class A		12,500	229,875			12,500	229,875
Signature Bank (a)		5,880	185,573			5,880	185,573
Southside Bancshares, Inc.		3,500	72,765			3,500	72,765
StanCorp Financial Group, Inc.		11,000	403,810			11,000	403,810
Sterling Bancorp		9,743	65,570			9,743	65,570
SVB Financial Group (a)		9,053	373,436			9,053	373,436
SWS Group, Inc.		13,129	175,666			13,129	175,666
Tower Group, Inc.		13,000	319,540			13,000	319,540
TradeStation Group, Inc. (a)		28,600	220,792			28,600	220,792
TriCo Bancshares		4,450	65,059			4,450	65,059
TrustCo Bank Corp. NY		17,600	104,720			17,600	104,720
UMB Financial Corp.		11,005	437,669			11,005	437,669
Wilshire Bancorp, Inc.		15,500	109,120			15,500	109,120
World Acceptance Corp. (a)		22,922	575,113			22,922	575,113
							17,164,076
Food Products	0.8%
Smithfield Foods, Inc. (a)				189,860	2,532,732	189,860	2,532,732

Health Care	4.8%
Albany Molecular Research, Inc. (a)		8,200	66,748			8,200	66,748
Alkermes, Inc. (a)		28,000	223,160			28,000	223,160
Amedisys, Inc. (a)		10,100	401,879			10,100	401,879
American Medical Systems Holdings, Inc. (a)		13,400	206,628			13,400	206,628
Amerigroup Corp. (a)		8,914	196,554			8,914	196,554
AMN Healthcare Services, Inc. (a)		18,300	152,256			18,300	152,256
AngioDynamics, Inc. (a)		31,300	472,630			31,300	472,630
Arena Pharmaceuticals, Inc. (a)		40,115	141,606			40,115	141,606
ArQule, Inc. (a)		36,300	121,605			36,300	121,605
Beckman Coulter, Inc.		3,000	192,990			3,000	192,990
Bruker Corp. (a)		11,800	127,912			11,800	127,912
Celera Corp. (a)		29,843	184,728			29,843	184,728
Centene Corp. (a)		16,981	302,771			16,981	302,771
Cepheid (a)		15,300	203,031			15,300	203,031
Community Health Systems, Inc. (a)		3,700	115,736			3,700	115,736
CorVel Corp. (a)		9,500	270,750			9,500	270,750
Cubist Pharmaceuticals, Inc. (a)		34,000	575,960			34,000	575,960
Cyberonics, Inc. (a)		18,000	260,280			18,000	260,280
Cypress Bioscience, Inc. (a)		8,500	52,190			8,500	52,190
Cytokinetics, Inc. (a)		40,730	129,929			40,730	129,929
Dexcom, Inc. (a)		22,700	155,722			22,700	155,722
Emergency Medical Services Corp., Class A (a)		6,800	326,536			6,800	326,536
Gentiva Health Services, Inc. (a)		4,600	110,400			4,600	110,400
Hanger Orthopedic Group, Inc. (a)		7,000	96,880			7,000	96,880
HealthSouth Corp. (a)		42,800	625,308			42,800	625,308
Healthspring, Inc. (a)		58,588	839,566			58,588	839,566
Hill-Rom Holdings, Inc.		10,700	209,613			10,700	209,613
Human Genome Sciences, Inc. (a)		8,800	164,472			8,800	164,472
Inspire Pharmaceuticals, Inc. (a)		22,200	99,234			22,200	99,234
Invacare Corp.		15,238	341,788			15,238	341,788
inVentiv Health, Inc. (a)		10,300	174,894			10,300	174,894
Kendle International, Inc. (a)		19,600	330,848			19,600	330,848
Kindred Healthcard, Inc. (a)		4,500	66,150			4,500	66,150
LHC Group, Inc. (a)		2,800	78,148			2,800	78,148
LifePoint Hospitals, Inc. (a)		7,406	209,812			7,406	209,812
Masimo Corp. (a)		8,500	225,845			8,500	225,845
MedCath Corp. (a)		9,293	76,296			9,293	76,296
Medicines Co. (The) (a)		23,000	165,370			23,000	165,370
Medicis Pharmaceutical Corp., Class A		14,900	315,433			14,900	315,433

18

		Pacific Capital		Aberdeen
		Small Cap		Small Cap		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Molina Healthcare, Inc. (a)		13,450	251,784			13,450	251,784
Onyx Pharmaceuticals, Inc. (a)		8,400	223,440			8,400	223,440
Orthofix International N.V. (a)		7,900	252,800			7,900	252,800
OSI Pharmaceuticals, Inc. (a)		6,900	222,318			6,900	222,318
Par Pharmaceutical Cos., Inc. (a)		14,900	312,453			14,900	312,453
PDL BioPharma, Inc.		78,300	658,503			78,300	658,503
Pharmasset, Inc. (a)		10,700	200,946			10,700	200,946
Questcor Pharmaceuticals, Inc. (a)		18,200	82,628			18,200	82,628
Regeneron Pharmaceuticals, Inc. (a)		15,262	239,613			15,262	239,613
RehabCare Group, Inc. (a)		4,200	78,750			4,200	78,750
Rigel Pharmaceuticals, Inc. (a)		20,189	129,412			20,189	129,412
Salix Pharmaceuticals Ltd. (a)		22,400	411,936			22,400	411,936
Seattle Genetics, Inc. (a)		33,500	304,180			33,500	304,180
Skilled Healthcare Group, Inc., Class A (a)		17,100	137,484			17,100	137,484
Symmetry Medical, Inc. (a)		60,506	484,048			60,506	484,048
Synovis Life Technologies, Inc. (a)		11,600	139,896			11,600	139,896
Triple-S Management Corp., Class B (a)		5,300	88,510			5,300	88,510
U.S. Physical Therapy, Inc. (a)		7,356	103,278			7,356	103,278
Valeant Pharmaceuticals International (a)		20,500	602,700			20,500	602,700
Volcano Corp. (a)		5,600	80,360			5,600	80,360
Watson Pharmaceuticals, Inc. (a)		5,100	175,542			5,100	175,542
XenoPort, Inc. (a)		8,686	145,143			8,686	145,143
Zoll Medical Corp. (a)		10,600	205,852			10,600	205,852
							14,543,234
Health Care Equipment & Supplies	0.5%
Inverness Medical Innovations, Inc. (a)				35,747	1,358,744	35,747	1,358,744

Health Care Providers & Services	3.8%
IPC The Hospitalist Co., Inc. (a)				90,840	2,752,452	90,840	2,752,452
LHC Group, Inc. (a)				132,555	3,699,610	132,555	3,699,610
Sun Healthcare Group, Inc. (a)				340,110	3,088,199	340,110	3,088,199
VCA Antech, Inc. (a)				78,920	1,879,874	78,920	1,879,874
							11,420,135
Hotels, Restaurants & Leisure	3.6%
P.F. Chang’s China Bistro, Inc. (a)		7,200	210,168	92,920	2,712,335	100,120	2,922,503
Panera Bread Co., Class A (a)				43,900	2,633,122	43,900	2,633,122
Penn National Gaming, Inc. (a)				111,200	2,794,456	111,200	2,794,456
WMS Industries, Inc. (a)				63,360	2,533,133	63,360	2,533,133
							10,883,214
Industrial Conglomerates	0.6%
Teleflex, Inc.				36,920	1,836,770	36,920	1,836,770

Industrials	3.8%
A.O. Smith Corp.		4,101	162,523			4,101	162,523
Acuity Brands, Inc.		5,755	182,203			5,755	182,203
Ameron International Corp.		6,300	371,574			6,300	371,574
AZZ, Inc. (a)		4,631	158,658			4,631	158,658
Boise, Inc. (a)		21,000	100,380			21,000	100,380
Brink’s Co. (The)		13,100	310,863			13,100	310,863
Ceradyne, Inc. (a)		27,718	446,814			27,718	446,814
Chart Industries, Inc. (a)		36,850	728,525			36,850	728,525
Checkpoint Systems, Inc. (a)		12,748	172,990			12,748	172,990
Complete Production Services, Inc. (a)		31,917	304,169			31,917	304,169
Ducommun, Inc.		4,966	84,521			4,966	84,521
Dycom Industries, Inc. (a)		26,700	263,796			26,700	263,796
DynCorp International, Inc., Class A (a)		24,200	411,400			24,200	411,400
EMCOR Group, Inc. (a)		49,878	1,178,118			49,878	1,178,118
Encore Wire Corp.		2,102	43,617			2,102	43,617
EnerSys (a)		18,300	404,430			18,300	404,430
Esterline Technologies Corp. (a)		15,500	652,705			15,500	652,705
GrafTech International Ltd. (a)		17,400	234,900			17,400	234,900
Granite Construction, Inc.		3,124	89,222			3,124	89,222
HEICO Corp.		3,310	125,879			3,310	125,879
Hub Group, Inc. (a)		8,863	220,334			8,863	220,334
Koppers Holdings, Inc.		10,209	266,659			10,209	266,659
Lindsay Corp.		2,600	85,358			2,600	85,358
LSB Industries, Inc. (a)		14,500	179,800			14,500	179,800
Modine Manufacturing Co.		16,800	173,040			16,800	173,040
Molex, Inc.		8,700	162,429			8,700	162,429
Moog, Inc., Class A (a)		6,900	172,293			6,900	172,293
Mueller Industries, Inc.		11,453	270,978			11,453	270,978
NACCO Industries, Inc., Class A		4,300	256,280			4,300	256,280
ON Semiconductor Corp. (a)		27,200	181,968			27,200	181,968
Orbital Sciences Corp. (a)		4,200	54,096			4,200	54,096
Polypore International, Inc. (a)		6,200	67,952			6,200	67,952
Powell Industries, Inc. (a)		8,100	297,918			8,100	297,918
Resources Connection, Inc. (a)		8,700	150,249			8,700	150,249
Rock-Tenn Co.		6,521	285,620			6,521	285,620
Schnitzer Steel Industries, Inc.		7,750	335,110			7,750	335,110
SkyWest, Inc.		21,100	294,767			21,100	294,767
Smith & Wesson Holding Corp. (a)		40,400	172,508			40,400	172,508
Sterling Constructioin Co., Inc. (a)		9,000	145,170			9,000	145,170
Technitrol, Inc.		16,800	130,872			16,800	130,872
Teledyne Technologies, Inc. (a)		6,640	226,822			6,640	226,822
Thomas & Betts Corp. (a)		9,900	338,679			9,900	338,679
TransDigm Group, Inc.		2,800	109,704			2,800	109,704
Triumph Group, Inc.		4,600	215,326			4,600	215,326
Tutor Perini Corp. (a)		20,650	364,473			20,650	364,473
							11,585,692
Information Technology	6.3%
3com Corp. (a)		51,900	266,766			51,900	266,766
AboveNet, Inc. (a)		5,000	242,000			5,000	242,000

19

		Pacific Capital		Aberdeen
		Small Cap		Small Cap		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Acxiom Corp. (a)		6,400	73,472			6,400	73,472
American Reprographics Co. (a)		13,147	78,882			13,147	78,882
ArcSight, Inc. (a)		9,700	239,784			9,700	239,784
Arris Group, Inc. (a)		56,100	575,586			56,100	575,586
Art Technology Group, Inc. (a)		48,500	199,820			48,500	199,820
Aruba Networks, Inc. (a)		32,400	253,368			32,400	253,368
AsiaInfo Holdings, Inc. (a)		13,100	288,986			13,100	288,986
Atheros Communications, Inc. (a)		8,200	201,884			8,200	201,884
Benchmark Electronics, Inc. (a)		33,462	562,162			33,462	562,162
CACI International, Inc., Class A (a)		2,100	100,002			2,100	100,002
Cirrus Logic, Inc. (a)		27,800	134,552			27,800	134,552
CommVault Systems, Inc. (a)		11,200	220,640			11,200	220,640
Compuware Corp. (a)		33,600	237,216			33,600	237,216
Convergys Corp. (a)		38,400	416,640			38,400	416,640
Cray, Inc. (a)		25,700	191,722			25,700	191,722
CSG Systems International, Inc. (a)		22,597	369,235			22,597	369,235
Cypress Semiconductor Corp. (a)		28,100	236,883			28,100	236,883
EarthLink, Inc.		19,800	160,380			19,800	160,380
Eclipsys Corp. (a)		11,200	210,000			11,200	210,000
Hutchinson Technology, Inc. (a)		29,900	174,018			29,900	174,018
i2 Technologies, Inc. (a)		22,600	355,724			22,600	355,724
Informatica Corp. (a)		12,900	273,867			12,900	273,867
Insight Enterprises, Inc. (a)		20,000	210,400			20,000	210,400
J2 Global Communications, Inc. (a)		10,769	220,226			10,769	220,226
JDA Software Group, Inc. (a)		9,303	184,572			9,303	184,572
Manhattan Associates, Inc. (a)		5,300	121,635			5,300	121,635
Methode Electronics, Inc.		19,969	144,775			19,969	144,775
MicroStrategy, Inc., Class A (a)		6,434	561,495			6,434	561,495
MIPS Technologies, Inc. (a)		23,600	93,220			23,600	93,220
Multi-Fineline Electronix, Inc. (a)		15,800	430,550			15,800	430,550
Net 1 UEPS Technologies, Inc. (a)		11,569	202,342			11,569	202,342
Netezza Corp. (a)		17,800	164,472			17,800	164,472
NetScout Systems, Inc. (a)		42,000	516,180			42,000	516,180
Novatel Wireless, Inc. (a)		41,600	371,072			41,600	371,072
OmniVision Technologies, Inc. (a)		23,500	288,110			23,500	288,110
Oplink Communications, Inc. (a)		9,800	145,334			9,800	145,334
OSI Systems, Inc. (a)		8,553	167,895			8,553	167,895
Overstock.com, Inc. (a)		13,100	183,400			13,100	183,400
Photronics, Inc. (a)		16,000	66,880			16,000	66,880
Plantronics, Inc.		31,221	752,738			31,221	752,738
PMC-Sierra, Inc. (a)		23,500	200,220			23,500	200,220
QLogic Corp. (a)		27,700	485,858			27,700	485,858
Quest Software, Inc. (a)		7,400	124,098			7,400	124,098
Rackspace Hosting, Inc. (a)		11,500	192,625			11,500	192,625
Radiant Systems, Inc. (a)		28,800	283,392			28,800	283,392
Red Hat, Inc. (a)		9,200	237,452			9,200	237,452
RF Micro Devices, Inc. (a)		55,600	221,288			55,600	221,288
RightNow Technologies, Inc. (a)		6,300	96,138			6,300	96,138
Riverbed Technology, Inc. (a)		14,200	290,958			14,200	290,958
Sapient Corp. (a)		35,300	287,342			35,300	287,342
SeaChange International, Inc. (a)		20,800	140,816			20,800	140,816
Shutterfly, Inc. (a)		9,200	129,720			9,200	129,720
Sigma Designs, Inc. (a)		32,638	391,982			32,638	391,982
Skyworks Solutions, Inc. (a)		32,243	336,294			32,243	336,294
Sohu.com, Inc. (a)		2,976	165,466			2,976	165,466
Sonicwall, Inc. (a)		28,900	229,466			28,900	229,466
SRA International, Inc., Class A (a)		13,900	260,764			13,900	260,764
Sykes Enterprises, Inc. (a)		11,300	268,262			11,300	268,262
Syntel, Inc.		2,500	89,575			2,500	89,575
TeleCommunication Systems, Inc. (a)		16,300	145,722			16,300	145,722
Tessera Technologies, Inc. (a)		6,100	134,871			6,100	134,871
TIBCO Software, Inc. (a)		89,429	782,504			89,429	782,504
TiVo, Inc. (a)		16,600	180,608			16,600	180,608
TriQuint Semiconductor, Inc. (a)		47,700	257,103			47,700	257,103
United Online, Inc.		78,618	628,944			78,618	628,944
VeriFone Holdings, Inc. (a)		15,300	203,490			15,300	203,490
Volterra Semiconductor Corp. (a)		17,800	246,530			17,800	246,530
VSE Corp.		5,700	249,603			5,700	249,603
Wright Express Corp. (a)		23,200	647,512			23,200	647,512
Zoran Corp. (a)		36,586	324,518			36,586	324,518
							19,122,006
Information Technology Services	0.7%
Alliance Data Systems Corp. (a)				18,220	1,001,735	18,220	1,001,735
MICROS Systems, Inc. (a)				36,367	979,000	36,367	979,000
							1,980,735
Insurance	3.4%
Amerisafe, Inc. (a)		24,697	457,882	170,460	3,160,329	195,157	3,618,211
Aspen Insurance Holdings Ltd.		8,700	224,460	105,900	2,732,220	114,600	2,956,680
Hanover Insurance Group, Inc. (The)				85,953	3,615,183	85,953	3,615,183
							10,190,074
Internet Software & Services	1.5%
Solera Holdings, Inc.		7,300	235,206	131,590	4,239,830	138,890	4,475,036

Internet & Catalog Retail	1.1%
NutriSystem, Inc.		9,700	208,744	150,781	3,244,807	160,481	3,453,551

Machinery	6.7%
Dynamic Materials Corp.				210,727	4,062,817	210,727	4,062,817
Freightcar America, Inc.		7,600	179,208	165,888	3,911,639	173,488	4,090,847
Kennametal, Inc.				170,914	4,026,734	170,914	4,026,734
Terex Corp. (a)				204,265	4,130,238	204,265	4,130,238
Wabtec Corp.				96,570	3,549,913	96,570	3,549,913
							19,860,549

20

		Pacific Capital		Aberdeen
		Small Cap		Small Cap		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Materials	1.1%
A. Schulman, Inc.		23,403	406,510			23,403	406,510
Armstrong World Industries, Inc. (a)		4,800	178,800			4,800	178,800
Brush Engineered Materials, Inc. (a)		8,600	158,670			8,600	158,670
Columbus McKinnon Corp. (a)		8,626	142,760			8,626	142,760
CVR Energy, Inc. (a)		8,200	86,264			8,200	86,264
Dawson Geophysical Co. (a)		7,500	181,125			7,500	181,125
Gibraltar Industries, Inc.		25,253	273,238			25,253	273,238
Hawkins, Inc.		7,000	147,140			7,000	147,140
Innophos Holdings, Inc.		19,600	379,260			19,600	379,260
NewMarket Corp.		6,150	575,025			6,150	575,025
Omnova Solutions, Inc. (a)		80,100	513,441			80,100	513,441
PolyOne Corp. (a)		25,200	140,616			25,200	140,616
							3,182,849
Metals & Mining	1.0%
Allegheny Technologies, Inc.				43,072	1,329,202	43,072	1,329,202
Harsco Corp.				56,300	1,772,887	56,300	1,772,887
							3,102,089
Oil & Gas	0.8%
Arena Resources, Inc. (a)		8,500	316,710			8,500	316,710
ATP Oil & Gas Corp. (a)		43,650	755,581			43,650	755,581
Cal Dive International, Inc. (a)		31,100	238,848			31,100	238,848
China Natural Gas, Inc. (a)		11,800	138,650			11,800	138,650
Clayton Williams Energy, Inc. (a)		6,800	178,160			6,800	178,160
Helix Energy Solutions Group, Inc. (a)		12,500	171,625			12,500	171,625
McMoRan Exploration Co. (a)		35,400	272,226			35,400	272,226
VAALCO Energy, Inc.		52,100	221,946			52,100	221,946
Western Refining, Inc. (a)		34,200	191,862			34,200	191,862
							2,485,608
Oil, Gas & Consumable Fuels	3.2%
Berry Petroleum Co., Class A				158,670	4,023,871	158,670	4,023,871
SandRidge Energy, Inc. (a)				307,000	3,140,610	307,000	3,140,610
Whiting Petroleum Corp. (a)				43,668	2,462,875	43,668	2,462,875
							9,627,356
Personal Products	0.6%
Chattem, Inc. (a)				29,520	1,870,682	29,520	1,870,682

Pharmaceuticals	0.7%
Perrigo Co.				26,400	981,816	26,400	981,816
Viropharma, Inc. (a)				169,390	1,277,201	169,390	1,277,201
							2,259,017
Real Estate Investment Trusts	4.2%
Acadia Realty Trust		4,600	73,140			4,600	73,140
American Capital Agency Corp.		18,700	486,200			18,700	486,200
Anworth Mortgage Asset Corp.		20,400	145,452			20,400	145,452
BioMed Realty Trust, Inc.		19,471	264,221			19,471	264,221
CBL & Associates Properties, Inc.		11,650	95,064			11,650	95,064
Cedar Shopping Centers, Inc.		11,472	69,635			11,472	69,635
Colonial Properties Trust		27,450	289,048			27,450	289,048
Corporate Office Property Trust		9,750	323,602			9,750	323,602
Douglas Emmett, Inc.		4,750	56,050			4,750	56,050
Entertainment Properties Trust		7,189	244,570			7,189	244,570
Equity Lifestyle Properties, Inc.		4,250	197,413			4,250	197,413
First Potomac Realty Trust		20,850	236,648			20,850	236,648
Healthcare Realty Trust, Inc.				105,908	2,206,064	105,908	2,206,064
Highwoods Properties, Inc.		3,300	90,816			3,300	90,816
Hospitality Properties Trust		30,400	587,024			30,400	587,024
HRPT Properties Trust		66,200	465,386			66,200	465,386
LaSalle Hotel Properties		33,400	573,144			33,400	573,144
Lexington Realty Trust		21,395	89,645			21,395	89,645
Macerich Co. (The)				115,494	3,441,721	115,494	3,441,721
Medical Properties Trust, Inc.		43,800	350,400			43,800	350,400
MFA Financial, Inc.		33,100	245,602			33,100	245,602
National Retail Properties, Inc.		22,459	435,255			22,459	435,255
Omega Healthcare Investors, Inc.		19,919	301,972			19,919	301,972
PS Business Parks, Inc.		2,500	122,425			2,500	122,425
Ramco-Gershenson Properties Trust		12,800	113,152			12,800	113,152
Redwood Trust, Inc.		20,300	282,982			20,300	282,982
Saul Centers, Inc.		2,450	75,362			2,450	75,362
Senior Housing Properties Trust		28,459	548,690			28,459	548,690
Urstadt Biddle Properties, Inc., Class A		7,400	109,298			7,400	109,298
							12,519,981
Real Estate Management & Development	1.1%
Jones Lang LaSalle, Inc.				73,910	3,462,684	73,910	3,462,684

Road & Rail	2.6%
Celadon Group, Inc. (a)				244,190	2,383,294	244,190	2,383,294
Con-way, Inc.				58,000	1,913,420	58,000	1,913,420
Kansas City Southern (a)				150,700	3,651,461	150,700	3,651,461
							7,948,175

21

		Pacific Capital		Aberdeen
		Small Cap		Small Cap		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Semiconductors & Semiconductor Equipment
Energy Conversion Devices, Inc. (a)	1.5%			146,800	1,581,036	146,800	1,581,036
Teradyne, Inc. (a)				343,200	2,872,584	343,200	2,872,584
							4,453,620
Services	1.8%
Arbitron, Inc.		17,200	372,896			17,200	372,896
Asbury Automotive Group, Inc. (a)		43,300	421,742			43,300	421,742
ATC Technology Corp. (a)		12,312	257,321			12,312	257,321
Concur Technologies, Inc. (a)				74,708	2,662,593	74,708	2,662,593
Constant Contact, Inc. (a)		11,000	182,270			11,000	182,270
Cornell Cos., Inc. (a)		3,900	89,076			3,900	89,076
MercadoLibre, Inc. (a)		6,600	236,214			6,600	236,214
Schawk, Inc.		10,000	98,200			10,000	98,200
TNS, Inc. (a)		12,200	344,772			12,200	344,772
UniFirst Corp.		3,900	164,190			3,900	164,190
World Fuel Services Corp.		9,400	477,990			9,400	477,990
							5,307,264
Specialty Retail	1.6%
Monro Muffler Brake, Inc.				54,300	1,682,757	54,300	1,682,757
Tractor Supply Co. (a)				72,430	3,237,621	72,430	3,237,621
							4,920,378
Telecommunications	0.6%
Applied Signal Technology, Inc.		7,500	153,675			7,500	153,675
Atlantic Tele-Network, Inc.		5,264	241,302			5,264	241,302
Cincinnati Bell, Inc. (a)		70,116	215,957			70,116	215,957
EchoStar Corp., Class A (a)		34,700	630,152			34,700	630,152
InterDigital, Inc. (a)		7,200	148,032			7,200	148,032
NTELOS Holdings Corp.		4,859	73,371			4,859	73,371
Syniverse Holdings, Inc. (a)		21,800	373,434			21,800	373,434
							1,835,923
Textiles, Apparel & Luxury Goods	1.4%
Phillips-Van Heusen Corp.				106,448	4,273,887	106,448	4,273,887

Thrifts & Mortgage Finance	1.3%
Washington Federal, Inc.				124,080	2,127,972	124,080	2,127,972
Westfield Financial, Inc.				236,877	1,906,860	236,877	1,906,860
							4,034,832
Trading Companies & Distributors	2.0%
Beacon Roofing Supply, Inc. (a)				255,530	3,669,411	255,530	3,669,411
Rush Enterprises, Inc., Class A (a)				219,650	2,398,578	219,650	2,398,578
							6,067,989
Transportation	0.8%
Alaska Air Group, Inc. (a)		12,400	318,928			12,400	318,928
Allegiant Travel Co. (a)		6,400	241,344			6,400	241,344
American Railcar Industries, Inc.		8,300	83,000			8,300	83,000
Force Protection, Inc. (a)		49,500	217,800			49,500	217,800
Hawaiian Holdings, Inc. (a)		47,600	337,484			47,600	337,484
Hornbeck Offshore Services, Inc. (a)		2,500	60,775			2,500	60,775
Knight Transportation, Inc.		5,200	83,408			5,200	83,408
Marten Transport Ltd. (a)		7,700	135,058			7,700	135,058
Old Dominion Freight Line, Inc. (a)		4,900	127,351			4,900	127,351
Overseas Shipholding Group, Inc.		2,200	86,350			2,200	86,350
Republic Airways Holdings, Inc. (a)		10,000	80,100			10,000	80,100
Saia, Inc. (a)		6,100	89,426			6,100	89,426
TBS International Ltd. (a)		49,200	404,916			49,200	404,916
Werner Enterprises, Inc.		11,929	223,669			11,929	223,669
							2,489,609
Utilities	1.0%
Avista Corp.		14,853	281,613			14,853	281,613
Black Hills Corp.		11,800	287,566			11,800	287,566
Central Vermont Public Service Corp.		5,700	110,523			5,700	110,523
El Paso Electric Co. (a)		7,679	143,981			7,679	143,981
New Jersey Resources Corp.		9,096	320,179			9,096	320,179
Northwest Natural Gas Co.		3,821	159,756			3,821	159,756
Portland General Electric Co.		19,900	369,941			19,900	369,941
South Jersey Industries, Inc.		1,600	56,464			1,600	56,464
UIL Holdings Corp.		3,900	100,152			3,900	100,152
UniSource Energy Corp.		23,300	672,904			23,300	672,904
WGL Holdings, Inc.		17,767	587,377			17,767	587,377
							3,090,456

Total Common Stocks (cost $116,783,764; $163,305,273; $280,089,037)	99.7%		117,506,296		183,198,068		300,704,364

Cash Equivalents (cost $1,101,674; $ -; $1,101,674)	0.4%
Bank of New York Cash Reserve Fund, 0.05% (b)		1,101,674	1,101,674				1,101,674

Total Investments (cost $117,885,438; $163,305,273; $281,190,711)	100.1%		118,607,970		183,198,068		301,806,038

Liabilities in excess of other assets	-0.1%		(413,285)		175,889		(237,396)

Net Assets	100.0%		$118,194,685		$183,373,957		$301,568,642

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on October 31, 2009.

LLC	Limited Liability Co.
REIT	Real Estate Investment Trust

22

Pro Forma Notes to Combining Financial Statements

October 31, 2009 (Unaudited)

1.                       Description of the Funds

The Aberdeen International Equity Institutional Fund (the “International Equity Fund”) and the Aberdeen Small Cap Fund (each, a “Fund”; collectively, the “Acquiring Funds”), are each a series of Aberdeen Funds (the “Trust”), which was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value.

The International Equity Fund consists of two classes of shares: Institutional Shares and Institutional Service Shares. The Aberdeen Small Cap Fund consists of six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Institutional Service Shares.

For each of the Acquiring Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.  Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in expenses specific to an individual class of shares.

2.                       Basis of Combination

The Pacific Capital International Stock Fund, (the “International Stock Fund”) and the Pacific Capital Small Cap Fund (collectively, the “Target Funds”) are each a series of the Pacific Capital Funds, an open-end management investment company registered under the 1940 Act.

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the International Stock Fund by the International Equity Fund, and the proposed acquisition of the Pacific Capital Small Cap Fund by the Aberdeen Small Cap Fund, as if such acquisitions had taken place as of October 31, 2009.

Under the terms of the Reorganization Agreement, the combination of Target Funds and Acquiring Funds will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of the Target Funds in exchange for shares of the Acquiring Funds at net asset value. The statements of assets and liabilities and the related statements of operations of the Target Funds and the Acquiring Funds have been combined as of and for the twelve months ended October 31, 2009. Following the acquisition, the International Stock Fund and the Aberdeen Small Cap Fund will be the accounting survivors. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the accounting survivors and the results of operations for pre-combination periods of the accounting survivors will be restated.

23

The accompanying pro forma financial statements should be read in conjunction with the financial statements in the respective annual reports of the Acquiring Funds (dated October 31, 2009) and the Target Funds (dated July 31, 2009).

3. Portfolio Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time. Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. For Funds that invest in foreign equity securities, “fair value” prices are automatically provided by an independent fair value service if such prices are available in accordance with fair value procedures approved by the Board of Trustees. Fair value prices are intended to reflect more accurately the value of those securities at the time a Fund’s net asset value (“NAV”) is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and therefore, do not represent fair value. When the fair value prices are utilized, the values assigned

24

to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets.

In accordance with Accounting Standards Codifications 820 “Fair Value Measurements and Disclosures” (“ASC 820,” formerly “FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques utilized by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•        Level 1: quoted prices in active markets for identical assets.

•        Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the funds’ investments as of October 31, 2009:

International Equity

	Level 1 – Quoted Prices		Level 2 – Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Common Stocks
Energy Equipment & Services	$448,812	$—	$—	$—	$448,812	$—
Oil, Gas & Consumable Fuels	553,656	—	1,055,478	—	1,609,134	—
Transportation Infrastructure	354,003	—	—	—	354,003	—
All Other	—	—	12,342,530	—	12,342,530	—
Total Common Stocks	1,356,471	—	13,398,008	—	14,754,479	—
Preferred Stocks	—	—	640,451	—	640,451	—
Total	$1,356,471	$—	$14,038,459	$—	$15,394,930	$—

International Stock

	Level 1 – Quoted Prices		Level 2 – Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Common Stocks
Consumer Discretionary	$506,200	$—	$8,363,986	$—	$8,870,186	$—
Consumer Staples	1,075,912	—	5,451,149	—	6,527,061	—
Energy	6,202,032	—	4,060,962	—	10,262,994	—
Financials	4,447,294	—	20,383,155	—	24,830,449	—
Health Care	523,528	—	6,777,721	—	7,301,249	—
Information Technology	3,086,282	—	6,061,974	—	9,148,256	—
Materials	2,703,122	—	7,724,230	—	10,427,352	—
Telecommunications	2,004,811	—	3,113,531	—	5,118,342	—
Utilities	706,145	—	1,508,567	—	2,214,712	—
All Other	—	—	21,349,379	—	21,349,379	—
Total Common Stocks	21,255,326	—	72,452,124	—	93,707,450	—
Exchange Traded Funds	531,309	—	—	—	531,309	—
Rights	—	—	16,278	—	16,278	—
Forward Foreign Exchange Contracts	—	(182)	—	—	—	(182)
Investment Companies	622,879	—	—	—	622,879	—
Total	$22,409,514	$(182)	$72,468,402	$—	$94,877,916	$(182)

25

Pro Forma Combined Fund — International Equity

	Level 1 – Quoted Prices		Level 2 – Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Common Stocks
Consumer Discretionary	$506,200	$—	$8,363,986	$—	$8,870,186	$—
Consumer Staples	1,075,912	—	5,451,149	—	6,527,061	—
Energy	6,202,032	—	4,060,962	—	10,262,994	—
Energy Equipment & Services	448,812	—	—	—	448,812	—
Financials	4,447,294	—	20,383,155	—	24,830,449	—
Health Care	523,528	—	6,777,721	—	7,301,249	—
Information Technology	3,086,282	—	6,061,974	—	9,148,256	—
Materials	2,703,122	—	7,724,230	—	10,427,352	—
Oil, Gas & Consumable Fuels	553,656	—	1,055,478	—	1,609,134	—
Telecommunications	2,004,811	—	3,113,531	—	5,118,342	—
Transportation Infrastructure	354,003	—	—	—	354,003	—
Utilities	706,145	—	1,508,567	—	2,214,712	—
All Other	—	—	21,349,379	—	21,349,379	—
Total Common Stocks	22,611,797	—	85,850,132	—	108,461,929	—
Preferred Stocks	—	—	640,451	—	640,451	—
Exchange Traded Funds	531,309	—	—	—	531,309	—
Rights	—	—	16,278	—	16,278	—
Forward Foreign Exchange Contracts	—	(182)	—	—	—	(182)
Investment Companies	622,879	—	—	—	622,879	—
Total	$23,765,985	$(182)	$86,506,861	$—	$110,272,846	$(182)

Aberdeen Small Cap Fund

	Investments in Securities
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Total
Common Stocks	$183,198,068	$—	$183,198,068
Total	$183,198,068	$—	$183,198,068

Pacific Capital Small Cap Fund

	Investments in Securities
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Total
Common Stocks	$117,506,296	$—	$117,506,296
Cash Equivalents	—	1,101,674	1,101,674
Total	$117,506,296	$1,101,674	$118,607,970

Pro Forma Combined Fund — Aberdeen Small Cap Fund

	Investments in Securities
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Total
Common Stocks	$300,704,364	$—	$300,704,364
Cash Equivalents	—	1,101,674	1,101,674
Total	$300,704,364	$1,101,674	$301,806,038

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*  Other financial instruments are derivative instruments reflected in the Portfolio of Investments, such as futures, options, forwards, and swap contracts which are valued at the unrealized appreciation/(depreciation) on the investment.

Amounts listed as “-” are $0 or round to $0.

4. Capital Shares

The pro forma net asset values per share assume the issuance of shares of the Acquiring Funds that would have been issued at October 31, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset values of shares of the Target Fund, as of October 31, 2009, divided by the net asset values per share of the shares of the Acquiring Funds as of October 31, 2009. Under the terms of the Reorganization Agreement, Institutional Service Shares of the International Equity Fund will be issued in exchange for Class A Shares, Class B Shares, and Class C Shares of the International Stock Fund, Institutional Shares of the International Equity Fund will be issued in exchange for Class Y Shares of the International Stock Fund, Class A Shares of the Aberdeen Small Cap Fund will be issued in exchange for Class A Shares and Class B Shares of the Pacific Capital Small Cap Fund, Class C Shares of the Aberdeen Small Cap Fund will be issued in exchange for Class C Shares of the Pacific Capital Small Cap Fund, and Institutional Shares of the Aberdeen Small Cap Fund will be issued in exchange for Class Y Shares of the Pacific Capital Small Cap Fund. Additional Class B Shares, Class R Shares and Institutional Service Shares of the Aberdeen Small Cap Fund will not be issued in connection with the acquisition

The pro forma numbers of shares outstanding, by class, for the combined funds consist of the following at October 31, 2009:

International Equity Fund

Class of Shares	Shares of Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Institutional Service	—	151,221	151,221
Institutional	1,382,026	8,733,351	10,115,377

Aberdeen Small Cap Fund

Class of Shares	Shares of Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Class A	9,289,340	4,417,125	13,706,465
Class B	745,943	—	745,943
Class C	4,734,151	653,456	5,387,607
Class R	449,286	—	449,286
Institutional Service	1,293,960	—	1,293,960
Institutional	934,810	5,793,726	6,728,536

5. Federal Tax Information

Each fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment

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income and net realized capital gains sufficient to relieve each fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
International Equity	$14,683,101	$1,127,356	$(415,527)	$711,829
International Stock	99,362,334	9,280,763	(13,765,181)	(4,484,418)
Aberdeen Small Cap	168,444,461	21,567,431	(6,813,824)	14,753,607
Pacific Capital Small Cap	122,478,107	13,951,156	(17,821,293)	(3,870,137)

The tax costs of investments will remain unchanged for the combined funds.

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[PRO FORMA FINANCIAL STATEMENTS FOR NEW ASIA GROWTH FUND/ABERDEEN ASIA-PACIFIC (EX-JAPAN) INTERNATIONAL EQUITY INSTITUTIONAL FUND]

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PART C: OTHER INFORMATION

Item 15.                 Indemnification

(a) Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted.  Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.  To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust.  No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b) The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c) In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of the Investment Advisory Agreement between the Registrant and Aberdeen Asset Management, Inc. (“AAMI”) (2) Section 10(b) of the Sub-Advisory Agreements among the Registrant, AAMI and each of the following sub-advisers; (a) Credit Suisse Asset Management, LLC;  (b) Aberdeen Asset Management Asia Limited and (c) Aberdeen Asset Management Investment Services  Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 10(a), (b), (c), (d) and (e) of the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. and (g) Section 7.1(c) of the Global Custody Agreement between the Registrant and JP Morgan Chase Bank, N.A.  Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties.  These Agreements are incorporated herein by reference to Item 16.

Item 16.                 Exhibits

1.                                       Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1. of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed on August 25, 2008 (Accession Number 0001386893-08-000050) (“Post-Effective Amendment No. 3”).

(i)                         Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a. of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on

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June 23, 2008 ( Accession Number 0001193125-08-138324) (“Post Effective Amendment No. 2”).

(ii)                      Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Core Plus Income Fund is incorporated by reference to Exhibit EX-99.a.1.b. of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on November 6, 2008 (Accession Number 0001421877-08-000264) (“Post Effective Amendment No. 5”).

(iii)                   Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c. of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed on April 22, 2009 (Accession Number  0001104659-09-025445).

(iv)                  Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d. of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post-Effective Amendment No. 14”).

(v)                     Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Institutional Fund and Institutional Service Class for each of the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.e. of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2009 (Accession Number 0001135428-09-000523) (“Post-Effective Amendment No. 19”).

(b) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A filed on October 12, 2007 (Accession Number 0001137439-07-000471).

2.                                       Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-effective Amendment No. 1 to the Registrant’s initial Registration Statement on Form N-1A filed on January 18, 2008 (Accession Number 0001386893-08-000026).

3.                                       Not Applicable.

4.                                       Agreement and Plan of Reorganization attached as Exhibit A to the Proxy Statement/Prospectus and incorporated herein by reference.

5.                                       (a) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(b) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

6.                                       (a) Investment Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

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(i)             Form of Schedule A to the Investment Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.1.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(b) Subadvisory Agreement between AAMI and Credit Suisse Asset Management, LLC is incorporated by reference to Exhibit No. EX-99.d.4. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(c) Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit No. EX-99.d.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Exhibit A to the Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.d.3.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(d) Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit No. EX-99.d.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Exhibit A to the Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit EX-99.d.4.a. of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement filed on Form N-1A filed on August 14, 2009 (Accession No. 0001135428-09-000332) (“Post-Effective Amendment No. 15”).

7.                                       (a) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit No. EX-99.e.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors is incorporated by reference to Exhibit EX-99.e.1.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(b) Form of Dealer Agreement is incorporated by reference to Exhibit No. EX-99.e.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

8.                                       Not Applicable.

9.                                       (a) Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit No. EX-99.g.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Schedule 6 to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.9.g.1.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(b)         Mutual Fund Rider to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(c)          Form of Master Custodian Agreement between Registrant and State Street Bank and Trust Company for Aberdeen Emerging Markets Institutional Fund and Aberdeen Asia-Pacific (ex-Japan) Equity Fund series is incorporated by reference to Exhibit EX-99.g.2. of Post-Effective Amendment No. 19 filed on October 28, 2009.

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10.                                 (a) Distribution Plan is incorporated by reference to Exhibit No. EX-99.m. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(b) Form of Distribution Plan is incorporated by reference to Exhibit EX-99.10.b. of Registrant’s N-14 filed on March 24, 2009.

(c) Rule 18f-3 Plan is incorporated by reference to Exhibit No. EX-99.n. of Post-Effective Amendment No. 5 filed on November 6, 2008.

11.                                 Opinion and Consent of Counsel that shares will be validly issued, fully paid and non-assessable (Stradley Ronon Stevens & Young, LLP) is filed herewith as Exhibit No. EX-99.11.

12.                                 Forms of Opinion and Consent of Counsel with respect to certain tax consequences (Willkie Farr & Gallagher LLP) is filed herewith as Exhibit No. EX-99.12.  Final signed opinions will be filed by post-effective amendment pursuant to an undertaking.

13.                                 (a) Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit No. EX-99.h.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Exhibit B to the Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(b) Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit No. EX-99.h.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.a. of Post-Effective Amendment No. 2 filed on June 23,2008.

(1) Schedule A to the Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.2.d.i. of Post-Effective Amendment No. 19 filed on October 28, 2009

(ii)          Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(1)  Schedule D to the Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b.i. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(iii)       Portal Services Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.d. of Post-Effective Amendment No. 4 filed on September 2, 2008.

(c) Sub-Administration Agreement between AAMI and Citi Fund Services Ohio Inc. is incorporated by reference to Exhibit No. EX-99.h.3. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Amendment to Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.3.a. of Post-Effective Amendment No. 2 to filed on June 23, 2008.

(1) Schedule A to the Sub-Administration Agreement between AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.3.a.i.. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(ii)          Compliance Services Amendment to Services Agreement and Sub-Administration

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Agreement is incorporated by reference to Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(d) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4. of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2009 (Accession Number 0001386893-09-000028) (“Post Effective Amendment No. 8”).

(i)            Form of Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.13.d.i. of Registrant’s N-14 filed on March 24, 2009.

(e) Form of Servicing Agreement is incorporated by reference to Exhibit No. EX-99.h.5. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Form of Appendix A to the Servicing Agreement is incorporated by reference to Exhibit EX-99.13.e.i. of Registrant’s N-14 filed on March 24, 2009.

(f) Expense Limitation Agreement is incorporated by reference to Exhibit No. EX-99.h.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Exhibit A to the Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(g) Website Services Agreement between Registrant, AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)             Schedule D to the Website Services Agreement is incorporated by reference to Exhibit EX-99.h.7.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

14.                                 Consents of KPMG LLP are filed herewith as Exhibit No. EX-99.14.

15.                                 Not Applicable.

16.                                 (a) Powers of Attorney are filed herewith as Exhibit EX-99.16.a.

(b) Certificate of Assistant Secretary are filed herewith as Exhibit EX-99.16.b.

17.                                 (a)           Pacific Capital Funds Prospectus and Statement of Additional Information dated November 27, 2009, with respect to each of the Pacific Capital Funds (previously filed on EDGAR, Accession No. 0000950123-09-066344).

(b)           The audited financial statements and related report of the independent public accounting firm included in Pacific Capital Funds Annual Report to Shareholders for the fiscal year ended July 31, 2009, with respect to each of the Pacific Capital Funds (previously filed on EDGAR, Accession No. 0001193125-09-202499).

(c)           Aberdeen Funds Summary Prospectus and Statement of Additional Information dated March 1, 2010, with respect to each of the Aberdeen Funds (previously filed on EDGAR, Accession No. 0001104659-10-010355).

(d)           The audited financial statements and related report of the independent public accounting firm included in Aberdeen Funds Annual Report to Shareholders for the fiscal year ended October

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31, 2009, with respect to each of the Aberdeen Funds (previously filed on EDGAR, Accession No. 0001193125-10-002843).

Item 17.                 Undertakings

1.               The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.               The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.               The undersigned Registrant agrees to file by post-effective amendment the opinion of counsel regarding tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 5th day of March, 2010.

Aberdeen Funds
Registrant

By:	Gary Marshall(1)
Gary Marshall
President of Aberdeen Funds

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

Gary Marshall(1)	President and Chief Executive Officer
Gary Marshall

Andrea Melia(1)	Treasurer, Chief Financial Officer And Principal
Andrea Melia	Accounting Officer

P. Gerald Malone(1)	Chairman of the Board
P. Gerald Malone

Richard H. McCoy(1)	Trustee
Richard H. McCoy

Peter D. Sacks (1)	Trustee
Peter D. Sacks

John T. Sheehy(1)	Trustee
John T. Sheehy

Warren C. Smith(1)	Trustee
Warren C. Smith

Jack Solan(1)	Trustee
Jack Solan

Martin Gilbert(1)	Trustee
Martin Gilbert

By:	/s/ Jennifer Nichols	March 5, 2010
Jennifer Nichols
Attorney In Fact

(1)     Pursuant to a power of attorney incorporated herein by reference.

EXHIBIT LIST

EXHIBITS	EXHIBIT NO.
Opinion and Consent of Counsel that shares will be validly issued, fully paid and non-assessable (Stradley Ronon Stevens & Young, LLP)	EX-99.11.
Forms of Opinion and Consent of Counsel with respect to certain tax consequences (Willkie Farr & Gallagher LLP)	EX-99.12.
Consents of KPMG LLP	EX-99.14.
Powers of Attorney	EX-99.16.a.
Certificate of Assistant Secretary	EX-99.16.b.

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